                                                             File Nos.  33-81472
                                                                        811-8626

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4
                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                   ACT OF 1933                  [ X ]

                            Pre-Effective Amendment No.         [   ]


                           Post-Effective Amendment No. 3       [ X ]

                                     and/or

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940              [ X ]

                                 Amendment No. 5
                        (Check appropriate box or boxes)

                          VARIABLE ANNUITY ACCOUNT TWO
                           (Exact Name of Registrant)

                     Anchor National Life Insurance Company
                               (Name of Depositor)

                               1 SunAmerica Center
                       Los Angeles, California 90067-6022
              (Address of Depositor's Principal Offices) (Zip Code)

                Depositor's Telephone Number, including Area Code
                                 (310) 772-6000

                              Susan L. Harris, Esq.
                     Anchor National Life Insurance Company
                               1 SunAmerica Center
                       Los Angeles, California 90067-6022
                     (Name and Address of Agent for Service)


Title and Amount
of Securities                                               Amount of
Being Registered                                            Registration Fee
----------------                                            ----------------


Flexible Payment    Pursuant to Rule 24f-2, the             $
Deferred Annuity    Registrant has filed an election
Contracts           to register an indefinite
                    number of securities
                    under the Securities Act of 1933

It is proposed that this filing will become effective:


        -- immediately upon filing pursuant to paragraph (b) of Rule 485 X on December 29, 1997 pursuant to paragraph (b) of Rule 485
        -- 60 days after filing pursuant to paragraph (a) of Rule 485
        -- on [date] pursuant to paragraph (a) of Rule 485

The registrant has elected pursuant to Rule 24f-2 under the Investment Company Act of 1940 to register an indefinite amount of securities. The Registrant filed its Rule 24f-2 Notice for the fiscal year ended August 31, 1997 on October 30, 1997.

                          VARIABLE ANNUITY ACCOUNT TWO

                              Cross Reference Sheet

                               PART A - PROSPECTUS

Item Number in Form N-4                         Caption
-----------------------                         -------

1.      Cover Page............................. Cover Page

2.      Definitions............................ Definitions

3.      Synopsis............................... Fee Tables; Examples

4.      Condensed Financial Information........ Condensed Financial
                                                Information-Accumulation
                                                Unit Values

5.      General Description of Registrant,
        Depositor and Portfolio Companies...    Description of the
                                                Company, the Separate
                                                Account and the General
                                                Account; Separate Account
                                                Investments; Additional
                                                Information About the
                                                Company

6.      Deductions............................. Contract Charges

7.      General Description of
        Variable Annuity Contracts............. Description of the
                                                Contracts; Annuity
                                                Period; Purchases,
                                                Withdrawals and
                                                Contract Value

8.      Annuity Period......................... Annuity Period

9.      Death Benefit.......................... Description of the
                                                Contracts; Annuity Period

10.     Purchases and Contract Value........... Purchases, Withdrawals
                                                and Contract Value

11.     Redemptions............................ Purchases, Withdrawals
                                                and Contract Value

12.     Taxes.................................. Taxes

13.     Legal Proceedings...................... Legal Proceedings

14.     Table of Contents of Statement
        of Additional Information.............. Additional Information
                                                About the Separate
                                                Account

               PART B - STATEMENT OF ADDITIONAL INFORMATION

        Certain information required in part B of the Registration Statement has been included within the Prospectus forming part of this Registration Statement; the following cross-references suffixed with a "P" are made by reference to the captions in the Prospectus.

Item Number in Form N-4                         Caption
-----------------------                         -------

15.     Cover Page............................. Cover Page

16.     Table of Contents...................... Table of Contents

17.     General Information and History........ Description of the
                                                Company, the Separate
                                                Account and the General
                                                Account(P); Separate
                                                Account Investments(P);
                                                Additional Information
                                                About the Company(P)

18.     Services............................... Contract Charges(P);
                                                Custodian(P); Financial
                                                Statements

19.     Purchase of Securities Being Offered... Purchases, Withdrawals
                                                and Contract Value(P)

20.     Underwriters........................... Purchases, Withdrawals
                                                and Contract Value(P);
                                                Distribution of Contracts

21.     Calculation of Performance Data........ Performance Data

22.     Annuity Payments....................... Annuity Period(P);
                                                Annuity Unit Values;
                                                Annuity Payments

23.     Financial Statements................... Depositor: Financial
                                                Statements(P);
                                                Registrant: Financial
                                                Statements


                             PART C

        Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

--------------------------------------------------------------------------------

                            VISTA CAPITAL ADVANTAGE
                        FLEXIBLE PAYMENT GROUP DEFERRED
                               ANNUITY CONTRACTS
--------------------------------------------------------------------------------

                                   ISSUED BY
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
                               IN CONNECTION WITH
                          VARIABLE ANNUITY ACCOUNT TWO


CORRESPONDENCE ACCOMPANIED                      ALL OTHER CORRESPONDENCE,
BY PAYMENTS:                                    ANNUITY SERVICE CENTER:
  P.O. BOX 100330                               P.O. BOX 54299
  PASADENA, CALIFORNIA 91189-0001               LOS ANGELES, CALIFORNIA 90054-0299
                                                TELEPHONE NUMBER: (800) 90-VISTA


     The Contracts offered by this prospectus provide for accumulation of Contract Values and payment of annuity benefits on a fixed and/or variable basis. The Contracts are available for both Qualified and Nonqualified Plans (See "Taxes").

     Purchase Payments under the Contracts may be allocated among the Portfolios of the Separate Account, and/or to one or more of the Fixed Account options funded through the Company's General Account. Each of the six Portfolios of the Separate Account described in this prospectus is invested solely in the shares of one of the following currently available Underlying Funds of Mutual Fund Variable Annuity Trust:

    - International Equity                            - Asset Allocation
    - Capital Growth                                  - U.S. Government Income
    - Growth and Income                               - Money Market

Additional Underlying Funds may be made available in the future.

     The Fixed Account options pay fixed rates of interest declared by the Company for specified Guarantee Periods from the dates amounts are allocated to the Fixed Account. As of the date of this prospectus, one, three, five, seven and ten year options were available in most states. Please contact the Company or the financial representative from whom this prospectus was obtained for information as to currently available guarantee options. Declared rates will vary from time to time but will not be less than 3% per annum, and, once established for a particular allocation, will not change during the course of the Guarantee Period. However, withdrawals, transfers or annuitizations from the one, three, five, seven and ten year Fixed Account options prior to the end of the applicable Guarantee Period(s), will generally result in the imposition of a Market Value Adjustment (See "Fixed Account Options -- Market Value Adjustment").

     This prospectus concisely sets forth the information a prospective investor ought to know before investing. PLEASE READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR YOUR FUTURE REFERENCE. Participants bear the complete investment risk for all Purchase Payments allocated to the Separate Account. With respect to allocations to the Fixed Account, Participants also bear the risk that amounts prematurely withdrawn, transferred or annuitized from the General Account prior to the end of their respective Guarantee Periods could result in the Participant receiving less than Purchase Payments so allocated.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THE CONTRACTS OFFERED BY THIS PROSPECTUS INVOLVE RISK, INCLUDING LOSS OF PRINCIPAL, AND ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

     THE CONTRACTS OFFERED BY THIS PROSPECTUS ARE NOT AVAILABLE IN ALL STATES.


     This Prospectus is dated December 29, 1997.

ADDITIONAL INFORMATION:

     The Company has filed registration statements (the "Registration Statements") with the Securities and Exchange Commission ("Commission") under the Securities Act of 1933, as amended, relating to the Contracts offered by this prospectus. This prospectus has been filed as a part of the Registration Statements and does not contain all of the information set forth in the Registration Statements and exhibits thereto, and reference is hereby made to the Registration Statements and exhibits for further information relating to the Company, the Separate Account, and the Contracts. The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports and other information with the Commission. Such reports and other information filed by the Company can be inspected and copied, and copies can be obtained at the public reference facilities of the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, or at the regional offices in Chicago and New York. The addresses of these regional offices are as follows: 500 West Madison Street, Chicago, Illinois 60661, and 7 World Trade Center, 13th Floor, New York, New York 10048. Copies of such material also can be obtained by mail from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, upon payment of the fees prescribed by the rules and regulations of the Commission at prescribed rates.


     A Statement of Additional Information about the variable portion of the Contracts has been filed with the Commission, as part of the Registration Statements, and is incorporated herein by reference. The Statement of Additional Information is available without charge upon written or oral request to the Company at its Annuity Service Center at the address and telephone number given on the prior page. The Table of Contents of the Statement of Additional Information dated December 29, 1997, appears on page 50 of this prospectus.

                               TABLE OF CONTENTS

ITEM                                                                                   PAGE
                                                                                       ----
DEFINITIONS..........................................................................     4
SUMMARY..............................................................................     7
FEE TABLES...........................................................................    10
EXAMPLES.............................................................................    11
CONDENSED FINANCIAL INFORMATION -- ACCUMULATION UNIT VALUES..........................    12
PERFORMANCE DATA.....................................................................    12
DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT.............    13
     Company.........................................................................    13
     Separate Account................................................................    14
     General Account.................................................................    14
SEPARATE ACCOUNT INVESTMENTS.........................................................    15
     Underlying Funds................................................................    15
     Voting Rights...................................................................    16
     Substitution of Securities......................................................    16
FIXED ACCOUNT OPTIONS................................................................    17
     Allocations.....................................................................    17
     Renewals........................................................................    17
     Market Value Adjustment.........................................................    18
CONTRACT CHARGES.....................................................................    18
     Mortality and Expense Risk Charge...............................................    19
     Administrative Charges..........................................................    19
       Contract Administration Charge................................................    19
       Transfer Fee..................................................................    19
     Sales Charges...................................................................    19
       Withdrawal Charge.............................................................    19
          Free Withdrawals...........................................................    20
          Nursing Home Waiver........................................................    21
       Distribution Expense Charge...................................................    21
     Premium Taxes...................................................................    21
     Deduction for Separate Account Income Taxes.....................................    21
     Other Expenses..................................................................    21
     Reduction of Charges for Sales to Certain Groups................................    22
DESCRIPTION OF THE CONTRACTS.........................................................    22
     Summary.........................................................................    22
     Participant.....................................................................    22
     Annuitant.......................................................................    22
     Modification of the Contract....................................................    22
     Assignment......................................................................    22
     Death Benefit...................................................................    23
     Beneficiary.....................................................................    23
PURCHASES, WITHDRAWALS AND CONTRACT VALUE............................................    24
     Minimum Purchase Payment........................................................    24
       Automatic Payment Plan........................................................    24
       Automatic Dollar Cost Averaging Program.......................................    24
       Asset Allocation Rebalancing Program..........................................    24
       Principal Advantage Program...................................................    25
     Allocation of Purchase Payments.................................................    25
     Transfer During Accumulation Period.............................................    26
     Separate Account Accumulation Unit Value........................................    26
     Fixed Account Accumulation Value................................................    26
     Distribution of Contracts.......................................................    27
     Withdrawals (Redemptions).......................................................    27
       Systematic Withdrawal Program.................................................    28
       ERISA Plans...................................................................    28
       Deferment of Fixed Account Withdrawal Payments................................    28
     Minimum Contract Value..........................................................    29
ANNUITY PERIOD.......................................................................    29
     Annuity Date....................................................................    29
       Deferment of Payments.........................................................    29
       Payments to Participant.......................................................    29

ITEM                                                                                   PAGE
                                                                                       ----
     Allocation of Annuity Payments..................................................    29
     Annuity Options.................................................................    29
     Other Options...................................................................    31
     Transfer During Annuity Period..................................................    31
     Death Benefit During Annuity Period.............................................    31
     Annuity Payments................................................................    31
       Initial Monthly Annuity Payment...............................................    31
       Subsequent Monthly Payments...................................................    31
ADMINISTRATION.......................................................................    32
TAXES................................................................................    32
     General.........................................................................    32
     Withholding Tax on Distributions................................................    33
     Diversification -- Separate Account Investments.................................    33
     Multiple Contracts..............................................................    33
     Tax Treatment of Assignments....................................................    34
     Qualified Plans.................................................................    34
     Tax Treatment of Withdrawals....................................................    34
       Qualified Plans...............................................................    34
       Nonqualified Plans............................................................    35
ADDITIONAL INFORMATION ABOUT THE COMPANY.............................................    36
     Selected Consolidated Financial Data............................................    36
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
  OPERATIONS.........................................................................    37
PROPERTIES...........................................................................    46
DIRECTORS AND EXECUTIVE OFFICERS.....................................................    46
EXECUTIVE COMPENSATION...............................................................    48
     Security Ownership of Certain Beneficial Owners and Management..................    48
STATE REGULATION.....................................................................    49
CUSTODIAN............................................................................    49
LEGAL PROCEEDINGS....................................................................    50
REGISTRATION STATEMENTS..............................................................    50
INDEPENDENT ACCOUNTANTS..............................................................    50
ADDITIONAL INFORMATION ABOUT THE SEPARATE ACCOUNT....................................    50
FINANCIAL STATEMENTS.................................................................    51
APPENDIX A -- WITHDRAWALS, WITHDRAWAL CHARGES AND THE MARKET VALUE ADJUSTMENT........   A-1


--------------------------------------------------------------------------------

                                  DEFINITIONS
--------------------------------------------------------------------------------

     The following terms, as used in this prospectus, have the indicated meanings:

ACCUMULATION PERIOD -- The period between the Certificate Date and the Annuity Date; the build-up phase under the Contract.

ACCUMULATION UNIT -- A unit of measurement which the Company uses to calculate Contract Value under the variable portion of the Contracts during the Accumulation Period.

ANNUITANT -- The natural person on whose life the annuity benefits under a Certificate are based.

ANNUITIZATION -- The process by which a Participant converts from the Accumulation Period to the Annuity Period. Upon Annuitization, the Certificate is converted from the build-up phase to the phase during which the Participant or other payee(s) receive periodic annuity payments.

ANNUITY DATE -- The date on which annuity payments are to begin.

ANNUITY PERIOD -- The period starting on the Annuity Date.

ANNUITY UNIT -- A unit of measurement which the Company uses to calculate the amount of Variable Annuity payments during the Annuity Period.

BENEFICIARY(IES) -- The person(s) designated to receive any benefits under a Certificate upon the death of the Annuitant or the Participant.

CERTIFICATE -- A document that describes and evidences a Participant's rights under a group Contract.

CERTIFICATE DATE -- The date a Certificate is issued.

CODE -- The Internal Revenue Code of 1986, as amended.

COMPANY -- Anchor National Life Insurance Company, an Arizona corporation.

CONTRACT(S) -- The Flexible Payment Group Deferred Annuity Contracts offered by this prospectus.

CONTRACT VALUE -- The value under a Contract of a Participant's account, equal to the sum of the values of the Participant's interest in the Fixed Account and the Separate Account.

CONTRACT YEAR -- A year starting from the Certificate Date in one calendar year and ending on the Certificate Date in the succeeding calendar year.


CONTRIBUTION YEAR -- With respect to a given Purchase Payment, a year starting from the date of the Purchase Payment in one calendar year and ending on the day before the anniversary of such date in the succeeding calendar years. The Contribution Year in which a Purchase Payment is made is "Contribution Year 1".


CURRENT INTEREST RATE -- The interest rate as declared from time to time by the Company to be in effect for allocations to the Fixed Account for a specified Guarantee Period. It is equal to the sum of the subsequent Guarantee Rate and the excess interest rate, if any, declared by the Company for such allocation. The subsequent Guarantee Rate will not be less than 3% per annum.

DUE PROOF OF DEATH -- (1) A certified copy of a death certificate; or (2) a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or (3) a written statement by a medical doctor who attended the deceased at the time of death; or (4) any other proof satisfactory to the Company.

FIXED ACCOUNT -- Contract Values allocated to the Company's General Account under one or more of the Fixed Account options under the Contract.

FIXED ANNUITY -- A series of payments that are fixed in amount and made during the Annuity Period to a payee under a Certificate.

GENERAL ACCOUNT -- The Company's general investment account which contains all the assets of the Company, with the exception of the Separate Account and other segregated asset accounts.

GUARANTEE PERIOD -- A period during which an allocation to the Fixed Account will earn interest at the Current Interest Rate that was in effect for that period when the allocation was made.

GUARANTEE RATE -- The interest rate in effect for a particular allocation to the Fixed Account for a specified Guarantee Period.


LATEST ANNUITY DATE -- The later of the first day of the month following the 90th birthday of the Owner or ten years after the Certificate Date. In the case of Contracts issued in connection with Qualified Plans, the Code generally requires that a minimum distribution be taken by April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2. Accordingly, the Company may require a Participant in a Qualified Plan to annuitize prior to such date unless the Participant demonstrates that the minimum distribution is otherwise being made.

MARKET VALUE ADJUSTMENT -- An adjustment applied to amounts withdrawn, transferred or annuitized from the one, three, five, seven and ten year Fixed Account options prior to the end of the applicable Guarantee Period(s).

NONQUALIFIED PLAN -- A retirement plan which does not receive favorable tax treatment under Sections 401, 403(b), 408 or 457 of the Internal Revenue Code.

OWNER -- The person(s) having the privileges of ownership defined in the Contracts. Except to the extent restricted by the retirement plan pursuant to which the Contract is issued, the Participant will be the Owner of the Certificate.

PARTICIPANT -- The person entitled to benefits under a Contract as evidenced by a Certificate issued to the Participant.

PORTFOLIO -- A subdivision of the Separate Account invested wholly in shares of one of the investment series of the Trust.

PURCHASE PAYMENTS -- Amounts paid to the Company for the Contract by or on behalf of a Participant.

QUALIFIED PLAN -- A retirement plan which receives favorable tax treatment under Sections 401, 403(b), 408 or 457 of the Internal Revenue Code.

SEPARATE ACCOUNT -- A segregated investment account of the Company entitled "Variable Annuity Account Two."

TRUST -- Mutual Fund Variable Annuity Trust, an open-end management investment company.

UNDERLYING FUND(S) -- The underlying series of the Trust in which the Portfolios invest.

VALUATION DATE -- Each day the New York Stock Exchange is open for business.

VALUATION PERIOD -- The period commencing at the close of normal trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern time) on each Valuation Date and ending at the close of normal trading on the NYSE on the next succeeding Valuation Date.

VARIABLE ANNUITY -- A series of payments made during the Annuity Period to a payee under a Certificate which vary in amount in accordance with the investment experience of the Portfolios to which Contract Values have been allocated.

WITHDRAWAL CHARGE -- The contingent deferred sales charge assessed against certain withdrawals.

--------------------------------------------------------------------------------

                                    SUMMARY
--------------------------------------------------------------------------------

     This prospectus describes the uses and objectives of the Contracts, their costs, and the rights and privileges of the Participant and Contractholder, as applicable. It also contains information about the Company, the Fixed Account, the Separate Account and its Portfolios, and the Underlying Funds in which the Portfolios invest. We urge you to read it carefully and retain it and the prospectus for the Trust for future reference. (The prospectus for the Trust is attached to and follows this prospectus).

WHAT IS THE CONTRACT?


     The Contract offered is a tax deferred annuity which provides fixed benefits, variable benefits or a combination of both. A group Contract is issued to the Contractholder covering all Participants in the group. Each Participant receives a Certificate which evidences his or her participation under the Contract. For the purpose of determining benefits under the Contract, a Participant's account is established for each Participant. The Owner is the person entitled to the rights and privileges of ownership under a Certificate. Except to the extent limited by the retirement plan pursuant to which the Contract was issued, the Participant is the Owner. The Contract described in this prospectus is not available in certain states and a Flexible Payment Individual Fixed and Variable Deferred Annuity Contract ("Individual Contract") may be available instead. The Individual Contract is substantially similar to the group Contract except that the Individual Contract is issued directly to the Owner, rather than to a Contractholder for the benefit of a Participant. Subject to this difference, the information contained in this prospectus is applicable to the Individual Contract.


     Individuals wishing to purchase a Certificate must complete an application and provide an initial Purchase Payment which will be sent to the Company at the address for correspondence accompanied by payments indicated on the cover page of this prospectus or in such other manner as deemed acceptable to the Company. The minimum and maximum of Purchase Payments vary depending upon the type of Contract purchased. (See "Minimum Purchase Payment").

WHAT IS THE DIFFERENCE BETWEEN A VARIABLE ANNUITY AND A FIXED ANNUITY?

     The Contract has appropriate provisions relating to variable and fixed accumulation values and variable and fixed annuity payments. A Variable Annuity and a Fixed Annuity have certain similarities. Both provide that Purchase Payments, less certain deductions, will be accumulated prior to the Annuity Date. After the Annuity Date, annuity payments will be made to a designated payee (normally, the Participant), for the life of the Annuitant or a period certain or a combination thereof. The Company assumes mortality and expense risks under the Contracts, for which it receives certain compensation.

     The most significant difference between a Variable Annuity and a Fixed Annuity is that under a Variable Annuity, all investment risk before and after the Annuity Date is assumed by the Participant or other payee; the amounts of the annuity payments vary with the investment performance of the Portfolios of the Separate Account selected by the Participant. Under a Fixed Annuity, in contrast, the investment risk after the Annuity Date is assumed by the Company and the amounts of the annuity payments do not vary. In the case of amounts allocated to the Fixed Account prior to the Annuity Date, the Participant bears the risks (1) that the Guarantee Rate to be credited on amounts allocated to the Fixed Account may not exceed the minimum guaranteed rate of 3% for any Guarantee Period, and (2) that amounts withdrawn, transferred or annuitized from the three, five, seven and ten year Fixed Account options prior to the end of their respective Guarantee Periods could result in the Participant's receiving less than the Purchase Payments so allocated (See "Fixed Account Options -- Market Value Adjustment").

HOW MAY PURCHASE PAYMENTS BE ALLOCATED?

     Purchase Payments for the Contracts may be allocated pursuant to instructions in the application to one or more Portfolios of the Separate Account, and/or to the Company's General Account under one or more of the Fixed Account options under the Contracts. The Separate Account invests in shares of the following Underlying Funds (see "Separate Account Investments"):

        - INTERNATIONAL EQUITY                          - ASSET ALLOCATION
        - CAPITAL GROWTH                                - U.S. GOVERNMENT INCOME
        - GROWTH AND INCOME                             - MONEY MARKET

     Purchase Payments allocated to Fixed Account option(s) will earn interest at the then Current Interest Rate(s) for the selected Guarantee Period(s). (See "Fixed Account Options").

     Prior to the Annuity Date, transfers may be made among the Portfolios and/or the Fixed Account options. Fifteen transfers per Contract Year are permitted before a transfer fee will be assessed. A Market Value Adjustment may also apply, in the case of a transfer from a Fixed Account option. (See "Purchases, Withdrawals and Contract Value -- Transfer During Accumulation Period").

MAY WITHDRAWALS BE MADE BEFORE ANNUITIZATION?


     Except as explained below, Contract Value may be withdrawn at any time during the Accumulation Period. In addition to potential losses due to investment risks, withdrawals may be reduced by a Withdrawal Charge, and a penalty tax and income tax may apply. Contracts in connection with Qualified Plans may be subject to additional withdrawal restrictions imposed by the plan. Earnings under a Certificate may be withdrawn at any time during such period free of Withdrawal Charge (although withdrawals from the Fixed Account other than at the end of the applicable Guarantee Periods are generally subject to a Market Value Adjustment). Alternatively, there is a free withdrawal amount which applies to the first withdrawal during a Contract Year after the first Contract Year. (See "Contract Charges -- Sales Charges -- Withdrawal Charge"). Certain Owners of Nonqualified Plan Contracts and Contracts issued in connection with Individual Retirement Annuities ("IRAs") may choose to withdraw amounts which in the aggregate add up to 10% of their Purchase Payments annually pursuant to a systematic withdrawal program without charge. (See "Purchases, Withdrawals and Contract Value -- Withdrawals (Redemptions) -- Systematic Withdrawal Program"). Withdrawals are taxable and a 10% federal tax penalty may apply to withdrawals before age 59 1/2.


     Participants should consult their own tax counsel or other tax adviser regarding any withdrawals or distributions.

CAN I EXAMINE THE CONTRACT?

     The Contractholder (or Participant) may return the Contract (or Certificate, respectively) to the Company within 10 days (or longer period if required by state law) after it is received by delivering or mailing it to the Company's Annuity Service Center. If the Contract or Certificate is returned to the Company, it will be terminated and, unless otherwise required by state law, the Company will pay the Contractholder or Participant an amount equal to the Contract Value represented by the Contract (or Certificate, respectively) on the date it is received by the Company. The Contract Value may be more or less than the Purchase Payments made, thus, the investment risk is borne by the Participant. Since state laws differ as to the consequences of returning a Contract or Certificate, purchasers should refer to the Contracts or Certificates which they receive for information about their circumstances.

WHAT ARE THE CHARGES AND DEDUCTIONS UNDER A CONTRACT?

     A mortality and expense risk charge is assessed daily against the assets of each Portfolio at an annual rate of 1.25%. A distribution expense charge is assessed daily against the assets of each Portfolio at an annual rate of 0.15%. The Contracts also provide for certain deductions and charges, including a contract administration charge of $30 annually. The Contract permits up to 15 free transfers each Contract Year, after which point a $25 transfer fee ($10 in Texas and Pennsylvania) is applicable to each subsequent transfer. Additionally, a Withdrawal Charge may be assessed against the Contract Value during the first seven Contribution Years (6%-6%-5%-5%-4%-3%-2%-0%) when a withdrawal is made. (See "Contract Charges").

DOES THE CONTRACT PAY ANY DEATH BENEFITS?

     A death benefit is provided in the event of the death of the Participant during the Accumulation Period. If the Participant was less than age 70 on the Certificate Date, the death benefit is equal to the greater of:

          (1) the total of Purchase Payments made prior to the death of the Participant, reduced by any partial withdrawals and partial annuitizations; or

          (2) the Contract Value at the end of the Valuation Period during which Due Proof of Death and an election of the type of payment to the Beneficiary is received by the Company; or

          (3) where permitted by state law, the Contract Value on that anniversary of the Certificate Date preceding the date of death, increased by any Purchase Payments made since that anniversary and reduced by any partial withdrawals and partial annuitizations since that anniversary, which results in the greatest value.

     If the Participant was age 70 or older on the Certificate Date, the death benefit will equal the Contract Value at the end of the Valuation Period during which Due Proof of Death and an election of the type of payment to the Beneficiary is received by the Company.

     (See "Description of the Contracts -- Death Benefit").

WHAT ARE THE AVAILABLE ANNUITY OPTIONS UNDER THE CONTRACT?

     There are five available annuity options under the Contract. They include an annuity for life, a joint and survivor annuity, a joint and survivor life annuity with 120 monthly payments guaranteed, a life annuity with 120 or 240 monthly payments guaranteed and monthly payments for a specified number of years. The Annuity Date may not be deferred beyond an Owner's 90th birthday. If a Contractholder does not elect otherwise, monthly annuity payments generally will be made under the fourth option to provide a life annuity with 120 monthly payments certain. (See "Annuity Period -- Annuity Options").

DOES THE OWNER HAVE ANY VOTING RIGHTS UNDER THE CONTRACT?

     Owners will have the right to vote on matters affecting the Underlying Funds to the extent that proxies are solicited by the Trust. If the Owner does not vote, the Company will vote such interests in the same proportion as it votes shares for which it has received instructions. (See "Separate Account Investments -- Voting Rights").

--------------------------------------------------------------------------------

                                   FEE TABLES
--------------------------------------------------------------------------------

                           OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE (AS A PERCENTAGE OF PURCHASE PAYMENTS):


    CONTRIBUTION YEAR
      One...............................................................................................     6%
      Two...............................................................................................     6%
      Three.............................................................................................     5%
      Four..............................................................................................     5%
      Five..............................................................................................     4%
      Six...............................................................................................     3%
      Seven.............................................................................................     2%
      Eight and later...................................................................................     0%
ANNUAL CONTRACT ADMINISTRATION CHARGE...................................................................    $30
TRANSFER FEE............................................................................................    $25*
  (applies solely to each transfers in excess of fifteen in a Contract Year)


---------------

* $10 in Texas and Pennsylvania.

The Owner Transaction Expenses apply to the Contract Value allocated to the Fixed Account, as well as the Separate Account.
--------------------------------------------------------------------------------

                        ANNUAL SEPARATE ACCOUNT EXPENSES
                   (AS A PERCENTAGE OF DAILY NET ASSET VALUE)

MORTALITY RISK CHARGE..................................................................................  0.90%
EXPENSE RISK CHARGE....................................................................................  0.35%
DISTRIBUTION EXPENSE CHARGE............................................................................  0.15%
                                                                                                         ----
      TOTAL EXPENSE CHARGE.............................................................................  1.40%
                                                                                                         ====

---------------

                             ANNUAL TRUST EXPENSES*
             (AS A PERCENTAGE OF AVERAGE NET ASSETS FOR THE TRUST'S

                      FISCAL YEAR ENDED AUGUST 31, 1997):



                                                 ADVISORY FEE         ADMINISTRATION FEE                      TOTAL ANNUAL
                                             (AFTER WAIVER OF FEE)   (AFTER WAIVER OF FEE)   OTHER EXPENSES     EXPENSES
                                             ---------------------   ---------------------   --------------   ------------
International Equity.......................          0.00%                   0.00%                1.11%           1.11%
Capital Growth.............................          0.00%                   0.00%                 .90%            .90%
Growth and Income..........................          0.00%                   0.00%                 .90%            .90%
Asset Allocation...........................          0.00%                   0.00%                 .85%            .85%
U.S. Government Income.....................          0.00%                   0.00%                 .80%            .80%
Money Market...............................          0.00%                   0.00%                 .55%            .55%


---------------


*Reflects current waiver arrangements to maintain Total Annual Expenses at the levels indicated above. Absent such waivers, the Advisory Fee for the International Equity, Capital Growth, Growth and Income, Asset Allocation, U.S. Government Income and Money Market Portfolios would be 0.80%, 0.60%, 0.60%, 0.55%, 0.50% and 0.25%, respectively, and Total Annual Expenses for the International Equity, Capital Growth, Growth and Income, Asset Allocation, U.S. Government Income and Money Market Portfolios would be 2.99%, 1.70%, 1.70%, 2.03%, 1.50% and 1.48%, respectively.



THE ABOVE EXPENSES FOR THE UNDERLYING FUNDS WERE PROVIDED BY THE TRUST. NEITHER THE COMPANY NOR THE SEPARATE ACCOUNT HAVE INDEPENDENTLY VERIFIED THE ACCURACY OF SUCH INFORMATION.

--------------------------------------------------------------------------------

                                    EXAMPLES
--------------------------------------------------------------------------------

     An Owner would pay the following expenses on a $1,000 investment in each indicated Portfolio assuming 5% annual return on assets, and:

          (a) the Contract was surrendered at the end of the applicable time period
          (b) the Contract was not surrendered at the end of the applicable time period


                                                                      TIME PERIODS
                                                       -------------------------------------------
                  PORTFOLIO                            1 YEAR     3 YEARS     5 YEARS     10 YEARS
---------------------------------------------          ------     -------     -------     --------
International Equity.........................  (a)      $ 86       $ 130       $ 177        $292
                                               (b)      $ 26       $  80       $ 137        $292
Capital Growth...............................  (a)      $ 84       $ 124       $ 167        $271
                                               (b)      $ 24       $  74       $ 127        $271
Growth and Income............................  (a)      $ 84       $ 124       $ 167        $271
                                               (b)      $ 24       $  74       $ 127        $271
Asset Allocation.............................  (a)      $ 84       $ 123       $ 164        $266
                                               (b)      $ 24       $  73       $ 124        $266
U.S. Government Income.......................  (a)      $ 83       $ 121       $ 162        $261
                                               (b)      $ 23       $  71       $ 122        $261
Money Market.................................  (a)      $ 81       $ 114       $ 149        $235
                                               (b)      $ 21       $  64       $ 109        $235


---------------

1. The purpose of the foregoing table and examples is to assist an investor in understanding the various costs and expenses that he or she will bear directly or indirectly by investing in the Separate Account. The Owner Transaction Expenses shown under "Fee Tables" are applicable to Contract Value allocated to the Fixed Account as well as to the Separate Account. However, the balance of the Fee Tables, and the Examples, apply only to investments in the Separate Account. The table reflects expenses of the Separate Account as well as the Underlying Funds. For additional information see "Contract Charges"; see also the sections relating to management of the Underlying Funds in the Trust prospectus. The Examples do not illustrate the tax consequences of surrendering a Contract.

2. The examples assume that there were no transactions which would result in the imposition of the transfer fee. The amount of the transfer fee is $25 ($10 in Pennsylvania and Texas), except that the first 15 transfers per Contract Year are not subject to a fee. (See "Administrative Charges -- Transfer Fee"). Premium taxes are not reflected. (See "Sales Charges -- Premium Taxes"). Transfers from the Fixed Account may be subject to a Market Value Adjustment even if they are not subject to a transfer fee.

3. For purposes of the amounts reported in the Examples, the contract administration charge is reflected by applying a percentage equivalent charge, obtained by dividing the total amount of such charges anticipated to be collected during the year by the total estimated average net assets of the Portfolios and the Fixed Account attributable to the Contracts.

4. NEITHER THE FEE TABLES NOR THE EXAMPLES ARE REPRESENTATIONS OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

--------------------------------------------------------------------------------

                        CONDENSED FINANCIAL INFORMATION
                            ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------


                                                       INCEPTION TO     FISCAL YEAR     FISCAL YEAR
                     PORTFOLIOS                          8/31/95          8/31/96         8/31/97
-----------------------------------------------------  ------------     -----------     -----------
International Equity*
  Beginning AUV......................................     $10.00           $10.81          $10.92
  Ending AUV.........................................     $10.81           $10.92          $11.67
  Ending #AUs........................................      3,583           87,008         133,652
Capital Growth*
  Beginning AUV......................................     $10.00           $11.82          $13.95
  Ending AUV.........................................     $11.82           $13.95          $17.51
  Ending #AUs........................................     31,966          232,242         289,931
Growth and Income*
  Beginning AUV......................................     $10.00           $11.40          $13.07
  Ending AUV.........................................     $11.40           $13.07          $17.47
  Ending #AUs........................................     44,573          227,688         340,235
Asset Allocation*
  Beginning AUV......................................     $10.00           $10.96          $12.00
  Ending AUV.........................................     $10.96           $12.00          $14.49
  Ending #AUs........................................      2,555           40,986          76,458
U.S. Government Income**
  Beginning AUV......................................     $10.00           $10.67          $10.79
  Ending AUV.........................................     $10.67           $10.79          $11.50
  Ending #AUs........................................      4,042           22,094          37,216
Money Market***
  Beginning AUV......................................     $10.00           $10.10          $10.47
  Ending AUV.........................................     $10.10           $10.47          $10.84
  Ending #AUs........................................     28,015           13,593         163,778


---------------

AUV -- Accumulation Unit Value

AU -- Accumulation Units

  * Inception Date is March 13, 1995

 ** Inception Date is July 13, 1995

*** Inception Date is June 2, 1995

--------------------------------------------------------------------------------

                                PERFORMANCE DATA
--------------------------------------------------------------------------------

     From time to time the Separate Account may advertise the Money Market Portfolio's "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Money Market Portfolio refers to the net income generated for a Contract funded by an investment in the Portfolio (which invests in shares of the Money Market Portfolio of the Trust) over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested at the end of each seven-day period. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither the yield nor the effective yield takes into consideration the effect of any capital changes that might have occurred during the seven-day period, nor do they reflect the impact of premium taxes or any Withdrawal Charges. The impact of other recurring charges on both yield figures is, however, reflected in them to the same extent it would affect the yield (or effective yield) for a Contract of average size.

     In addition, the Separate Account may advertise "total return" data for its other Portfolios. Like the yield figures described above, total return figures are based on historical data and are not intended to indicate future performance. The "total return" is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a Portfolio made at the beginning of the period, will produce the same Contract Value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the Contract at the end of the period). Recurring Contract charges are reflected in the total return figures in the same manner as they are reflected in the yield data for Contracts funded through the Money Market Portfolio. The effect of applicable Withdrawal Charges due to the assumed redemption will be reflected in the return figures, but may be omitted in additional return figures given for comparison.

     The Separate Account may also advertise an annualized 30-day (or one month) yield figure for Portfolios other than the Money Market Portfolio. These yield figures are based upon the actual performance of the Portfolio over a 30-day (or one month) period ending on a date specified in the advertisement. Like the total return data described above, the 30-day (or one month) yield data will reflect the effect of all recurring Contract charges (but will not reflect any Withdrawal Charges or premium taxes). The yield figure is derived from net investment gain (or loss) over the period expressed as a fraction of the investment's value at the end of the period.

     More detailed information on the computation of advertised performance data for the Separate Account is contained in the Statement of Additional Information.

--------------------------------------------------------------------------------

                DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT
                            AND THE GENERAL ACCOUNT
--------------------------------------------------------------------------------

COMPANY

     The Company is a stock life insurance company originally organized under the laws of the state of California in April 1965. On January 1, 1996, the Company redomesticated under the laws of the state of Arizona. Its legal domicile is Arizona and its principal business address is 1 SunAmerica Center, Los Angeles, California 90067-6022. The Company is an indirect wholly-owned subsidiary of SunAmerica Inc., a Maryland corporation.


     The Company and its affiliates, SunAmerica Life Insurance Company, First SunAmerica Life Insurance Company, CalFarm Life Insurance Company, SunAmerica Asset Management Corp., Imperial Premium Finance, Inc., Resources Trust Company and four broker-dealers, offer a full line of financial services, including fixed and variable annuities, mutual funds, premium finance, broker-dealer and trust administration services. As of September 30, 1997 the Company owned $12.57 billion in assets while SunAmerica Inc., the Company's ultimate parent, together with its subsidiaries, held $51.98 billion of assets, consisting of $35.64 billion of assets on its balance sheet, $2.59 billion of assets managed in mutual funds and private accounts, and $13.75 billion under custody in retirement trust accounts.


     The Company may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Insurance Rating Services ("Standard & Poor's"), and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion on the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. Standard & Poor's and Duff & Phelps provide ratings which measure the claims-paying ability of insurance companies. These ratings are opinions of an operating insurance com-pany's financial capacity to meet the obligations of its insurance policies in accordance with their terms. Claims-paying ability ratings do not refer to an insurer's ability to meet non-policy obligations (i.e., debt/commercial paper). These ratings do not apply to the Separate Account. However, the contractual obligations under the Contracts are the general corporate obligations of the Company.

     The Company is admitted to conduct life insurance and annuity business in the District of Columbia and in all states except New York. It intends to market the Contract in most of the jurisdictions in which it is admitted to conduct annuity business. The Contracts offered by this prospectus are issued by the Company and will be funded in the Separate Account as well as the Company's General Account.

     For more detailed information about the Company, see "Additional Information About the Company".

SEPARATE ACCOUNT

     Variable Annuity Account Two was originally established by the Company on May 24, 1994, pursuant to the provisions of California law, as a segregated asset account of the Company. In connection with the redomestication of the Company to Arizona, the separate account was assumed intact by the Company. The Separate Account meets the definition of a "separate account" under the federal securities laws and is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the Separate Account or the Company by the Commission.

     The assets of the Separate Account are the property of the Company. However, the assets of the Separate Account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct.

     Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains, or losses of the Company.

     The Separate Account is divided into Portfolios, with the assets of each Portfolio invested in the shares of one of the Underlying Funds. The Company does not guarantee the investment performance of the Separate Account, its Portfolios or the Underlying Funds. Values allocated to the Separate Account and the amount of Variable Annuity payments will vary with the values of shares of the Underlying Funds, and are also reduced by Contract charges.

GENERAL ACCOUNT

     The General Account is made up of all of the general assets of the Company other than those allocated to the Separate Account or any other segregated asset account of the Company. A Purchase Payment may be allocated to one or more Guarantee Periods of one, three, five, seven and ten years available through the General Account. In addition, all or part of the Participant's Contract Value may be transferred to Guarantee Periods available under the Contract as described under "Purchases, Withdrawals and Contract Value -- Transfer During Accumulation Period" and "Annuity Period -- Transfer During Annuity Period". Assets supporting amounts allocated to Guarantee Periods become part of the Company's General Account assets and are available to fund the claims of all classes of customers of the Company, as well as all classes of its creditors. Accordingly, all of the Company's assets held in the General Account will be available to fund the Company's obligations under the Contracts as well as other such claims.

     The Company will invest the assets of the General Account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.

--------------------------------------------------------------------------------

                          SEPARATE ACCOUNT INVESTMENTS
--------------------------------------------------------------------------------

UNDERLYING FUNDS

     Each of the Portfolios of the Separate Account invests in the shares of one of the following Underlying Funds, which are investment series of Mutual Fund Variable Annuity Trust, an open-end management investment company registered under the Investment Company Act of 1940:

        - INTERNATIONAL EQUITY                          - ASSET ALLOCATION
        - CAPITAL GROWTH                                - U.S. GOVERNMENT INCOME
        - GROWTH AND INCOME                             - MONEY MARKET


     The Chase Manhattan Bank ("Chase" or the "Adviser") is the investment adviser, administrator and custodian for each of the Underlying Funds. Chase Asset Management, Inc. ("CAM") is the investment subadviser to each of the Portfolios except the International Equity Portfolio. Chase Asset Management (London) Limited, an English corporation ("CAM London") is the investment subadviser to the International Equity Portfolio. As investment adviser to the Underlying Funds, Chase makes investment decisions subject to such policies as the Board of Trustees of the Trust may determine. As administrator of the Underlying Funds, Chase provides certain services including coordinating relationships with independent contractors and agents; preparing for signature by officers and filing of certain documents; preparing financial statements; arranging for the maintenance of books and records; and providing office facilities. Certain of these services have been delegated to Vista Fund Distributors, Inc. ("VFD") which serves as sub-administrator to the Underlying Funds. As custodian for the Underlying Funds, Chase's responsibilities include safeguarding and controlling the Underlying Funds' cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on investments, maintaining books of original entry and other required books and accounts, and calculating daily net asset values.


     The Underlying Funds and their investment objectives are as follows:

     INTERNATIONAL EQUITY PORTFOLIO seeks to provide a total return on assets from long-term growth of capital and from income principally through a broad portfolio of marketable equity securities of established foreign companies organized in countries other than the United States and foreign subsidiaries of U.S. companies participating in foreign economies.

     CAPITAL GROWTH PORTFOLIO seeks to provide long-term capital growth primarily through diversified holdings (i.e., at least 80% of its assets under normal circumstances) in common stocks. The Portfolio will seek to invest its assets in stocks of issuers (including foreign issuers) with small to medium capitalizations. The Adviser intends to utilize both quantitative and fundamental research to identify undervalued stocks with a catalyst for positive change. Dividend income, if any, is a consideration incidental to the Portfolio's investment objective of growth of capital. This investment policy involves the risks that the issues identified by the Adviser will not appreciate or appreciate as significantly as projected.

     GROWTH AND INCOME PORTFOLIO seeks to provide long-term capital appreciation and to provide dividend income primarily through a broad portfolio (i.e., at least 80% of its assets under normal circumstances) of common stocks. In addition, the Portfolio may invest up to 20% of its total assets in convertible securities. The Adviser intends to utilize both quantitative and fundamental research to identify undervalued stocks with a catalyst for positive change. The Adviser believes that the risk involved in seeking capital appreciation will be moderated somewhat by the anticipated dividend returns on the stocks to be held by the Portfolio.

     ASSET ALLOCATION PORTFOLIO seeks to provide maximum total return through a combination of long-term growth of capital and current income by investing in a diversified portfolio of equity and debt securities, including common stocks, convertible securities and government and corporate fixed-income obligations. Under normal market conditions, between 35%-70% of the

Portfolio's total assets will be invested in common stocks and other equity investments and at least 25% of the Portfolio's assets will be invested in fixed-income senior securities, defined for this purpose to include non-convertible corporate debt securities and government obligations. The Adviser considers both the opportunity for gain and the risk of loss in making investments, and may alter the relative percentages of assets invested in equity and fixed income securities from time to time, depending on the judgment of the Adviser as to general market and economic conditions, trends and yields and interest rates and changes in fiscal and monetary policies.

     U.S. GOVERNMENT INCOME PORTFOLIO seeks to provide monthly dividends as well as to protect the value of an investor's investment (i.e., to preserve principal) by investing at least 65% of its assets in U.S. Treasury obligations, obligations issued or guaranteed by U.S. government agencies or instrumentalities if such are backed by the "full faith and credit" of the U.S. Treasury, and securities issued or guaranteed as to principal or interest by the U.S. government or by agencies or instrumentalities thereof. Neither the United States nor any of its agencies insures or guarantees the market value of shares of this Portfolio.

     MONEY MARKET PORTFOLIO seeks to provide maximum current income consistent with preservation of capital and maintenance of liquidity through investments in U.S. dollar denominated commercial paper, obligations of foreign governments, obligations issued or guaranteed by U.S. banks, securities issued by the U.S. government, its agencies or its instrumentalities and repurchase agreement.

     There is no assurance that the investment objective of any of the Underlying Funds will be met. Participants bear the complete investment risk for Purchase Payments allocated to a Portfolio. Contract Values will fluctuate in accordance with the investment performance of the Portfolio(s) to which Purchase Payments are allocated, and in accordance with the imposition of the fees and charges assessed under the Contracts.

     DETAILED INFORMATION ABOUT THE UNDERLYING FUNDS IS CONTAINED IN THE ACCOMPANYING CURRENT PROSPECTUS OF THE TRUST. AN INVESTOR SHOULD CAREFULLY REVIEW THAT PROSPECTUS BEFORE ALLOCATING AMOUNTS TO BE INVESTED IN THE PORTFOLIOS OF THE SEPARATE ACCOUNT.

VOTING RIGHTS

     To the extent required by applicable law, the Company will vote the shares of the Underlying Funds held in the Separate Account at meetings of the shareholders of the Trust in accordance with instructions received from persons having the voting interest in the corresponding Portfolios. The Company will vote shares for which it has not received instructions in the same proportion as it votes shares for which it has received instructions. The Trust does not hold regular meetings of shareholders.

     The number of shares which a person has a right to vote will be determined as of a date to be chosen by the Trust not more than 60 days prior to the meeting of the Underlying Fund's shareholders. Voting instructions will be solicited by written communication in advance of such meeting. Except as may be limited by the terms of the retirement plan pursuant to which the Contract was issued, the person having such voting rights will be the Participant before the Annuity Date; thereafter the payee entitled to receive payments under the Certificate.

SUBSTITUTION OF SECURITIES

     If the shares of any of the Underlying Funds should no longer be available for investment by the Separate Account or if, in the judgment of the Company's Board of Directors, further investment in the shares of an Underlying Fund is no longer appropriate in view of the purposes of the Contract, the Company may substitute shares of another mutual fund (or series thereof) for Underlying Fund shares already purchased and/or to be purchased in the future by Purchase Payments under the

Contract. No such substitution of securities may take place without prior approval of the Commission and under such requirements as the Commission may impose.

--------------------------------------------------------------------------------

                             FIXED ACCOUNT OPTIONS
--------------------------------------------------------------------------------

ALLOCATIONS

     Purchase Payments may also be allocated, and Contract Values in the Separate Account transferred, to one or more of the fixed options available through the Company's General Account. Amounts thus applied will earn interest for one or more of the available Guarantee Periods selected by the Owner, at Guarantee Rates based on the Current Interest Rates set by the Company for such Guarantee Periods. Current Interest Rates may change from time to time due to changes in market conditions or other factors. However, the Guarantee Rate in effect at the time one of these options is selected will not change for the remainder of the Guarantee Period. THE COMPANY'S OBLIGATION TO PAY INTEREST AT THE GUARANTEE RATE IS NOT AFFECTED BY THE PERFORMANCE OF THE COMPANY'S GENERAL ACCOUNT INVESTMENTS.

     Guarantee Periods are currently available for periods of one, three, five, seven and ten years; not all options are available in all states. An Owner may elect to allocate Purchase Payments to one or more of those Guarantee Periods. Each such allocation (to the extent not withdrawn, transferred or annuitized prior to the end of the Guarantee Period), will earn interest, credited daily, at the annual effective Guarantee Rate established for the Guarantee Period at the time the allocation is made. The Guarantee Rate is based on the Current Interest Rate in effect at the time the allocation is made. The Current Interest Rate applicable to renewals for new Guarantee Periods of amounts already allocated to the Fixed Account, or to transfers from the Separate Account to the Fixed Account, may differ from the Current Interest Rates applicable to Purchase Payments. The Current Interest Rates are set at the sole discretion of the Company. OWNERS BEAR THE RISK THAT CURRENT INTEREST RATES AVAILABLE AT FUTURE TIMES MAY BE MORE OR LESS THAN THOSE CURRENTLY OR INITIALLY AVAILABLE. THEY ALSO BEAR THE RISK THAT SUCH RATES MAY NOT EXCEED THE GUARANTEED MINIMUM RATE OF 3%.

RENEWALS

     Within 30 days after the end of a Guarantee Period, amounts accumulated during that Guarantee Period may be reallocated to the Fixed Account for a new Guarantee Period of the same or of a different duration. If the new Guarantee Period is of the same duration, the amounts will receive the Current Interest Rate in effect for that duration as of the last day of the previous Guarantee Period and the new Guarantee Period will begin the next following business day. If the new Guarantee Period is of a different duration and the election is received after the expiration of the Guarantee Period, the amounts will receive the Current Interest Rate described in the previous sentence until such time as the election is received (at which time interest will be credited at the Current Interest Rate then in effect for the new selected Guarantee Period). In that case, the new Guarantee Period will begin on the day that the reallocation is made. Also, during such 30-day period, those amounts may be withdrawn, transferred or annuitized without application of the Market Value Adjustment (See below). However, any such amounts withdrawn may nevertheless be subject to the Withdrawal Charge.

     At the end of a Guarantee Period, the Company will, unless the Participant has elected otherwise, assume reallocation for the same period, unless the new Period would expire after the Annuity Date (or, if none has been selected, the Latest Annuity Date). In the latter case, the Company will choose the longest available Guarantee Period that will not extend beyond such date. If the renewal occurs within one year prior to that date, interest will be credited to such Annuity Date at the then Current Interest Rate for a one-year Guarantee Period.

MARKET VALUE ADJUSTMENT

     Contract Value withdrawn, transferred or, prior to the Annuity Date, annuitized from the Fixed Account under the one, three, five, seven and ten year Fixed Account options described above prior to the expiration of the Guarantee Period (other than withdrawals for the purpose of paying the death benefit upon the death of the Participant, withdrawals from the one year Fixed Account option under the Automatic Dollar Cost Averaging Program or Asset Allocation Rebalancing Program or withdrawals made to pay Contract fees or charges), may be subject to a Market Value Adjustment ("MVA"). The MVA reflects the impact that changing interest rates have on the value of money invested at a fixed interest rate, such as a Guarantee Rate. The MVA may be either positive or negative, and is computed by multiplying the amount withdrawn, transferred or annuitized by the following factor:
                                                 N/12
                        [(1 + I)/(1 + J + 0.005)]     -1
where

     I  is the Guarantee Rate in effect;

     J is the Current Interest Rate available for a period equal to the number of years remaining in the Guarantee Period at the time of withdrawal, transfer or annuitization (fractional years are rounded up to the next full year); and

     N is the number of full months remaining in the Guarantee Period at the time the withdrawal, transfer or annuitization request is processed.


     In general, whether the MVA will operate to increase or decrease the Contract Value upon withdrawal, transfer or annuitization is determined by comparing the Guarantee Rate in effect for that allocation to the Current Interest Rate (as of the date of the transaction) that would apply for a Guarantee Period equal to the number of years remaining in the Guarantee Period as of that date. (For purposes of determining the MVA, if the Company does not offer a Guarantee Period of that duration, the applicable Current Interest Rate will be determined by linear interpolation between Current Interest Rates for the nearest two Guarantee Periods that are available). If the Current Interest Rate thus determined plus one-half of one percent is greater than the Guarantee Rate, the MVA will be negative and Contract Value will be decreased. Similarly, if the Current Interest Rate plus one-half of one percent is less than the Guarantee Rate, the Contract Value will be increased. If the Current Interest Rate is exactly one-half of one percent less than the Guarantee Rate, the MVA will be zero and Contract Value will not be affected by the MVA.


     The impact of the MVA is more significant the greater the time remaining in the Guarantee Period at the time of withdrawal, transfer or annuitization. If the MVA is negative, it will be assessed first against any remaining value allocated to the Fixed Account under the affected option; any remaining unsatisfied MVA charge will be applied against the proceeds of the withdrawal, transfer or annuitization. If the MVA is positive, it will be credited to the amount withdrawn, transferred or annuitized. Some examples of how the MVA is computed and its impact on Contract Value appear in Appendix A.

     The Company will waive any negative MVA for amounts allocated to the one year Fixed Account option. That portion of the Contracts relating to allocations to the one year Fixed Account option is not registered under the Securities Act of 1933 (the "Act") and is therefore not subject to the provisions of the Act. The Fixed Account options, including the one year Fixed Account, are not subject to the provisions of the Investment Company Act of 1940.

--------------------------------------------------------------------------------

                                CONTRACT CHARGES
--------------------------------------------------------------------------------

     As is more fully described below, charges under the Contract offered by this prospectus are assessed in three ways: (1) as deductions for administrative expenses and, if applicable, for premium taxes; (2) as charges against the assets of the Separate Account for the assumption of mortality and expense risks and distribution expense charges; and (3) as Withdrawal Charges (contingent deferred sales charges). In addition, certain deductions are made from the assets of the Underlying Funds for investment advisory, administrative, custodial and other fees and expenses; those fees and expenses are described in the prospectus for the Trust.

MORTALITY AND EXPENSE RISK CHARGE

     The Company deducts a Mortality and Expense Risk Charge from each Portfolio during each Valuation Period. The aggregate Mortality and Expense Risk Charge is equal, on an annual basis, to 1.25% of the net asset value of each Portfolio (approximately .90% is for mortality risks and approximately 0.35% is for expense risks). The Mortality and Expense Risk Charge is assessed during both the Accumulation Period and the Annuity Period; however, it is not applied to Contract Values allocated to the Fixed Account. The mortality risks assumed by the Company arise from its contractual obligations: (1) to make annuity payments after the Annuity Date for the life of the Annuitant(s); (2) to waive the Withdrawal Charge in the event of the death of the Participant; and (3) to provide a death benefit prior to the Annuity Date.

     The expense risk assumed by the Company is that the costs of administering the Contracts and the Separate Account will exceed the amount received from the Contract Administration Charge. (See "Administrative Charges"). The expense risk charge is guaranteed by the Company and cannot be increased.

ADMINISTRATIVE CHARGES

     CONTRACT ADMINISTRATION CHARGE

     An annual Contract Administration Charge of $30 is charged against each Certificate. The amount of this charge is guaranteed and cannot be increased by the Company. This charge reimburses the Company for expenses incurred in establishing and maintaining records relating to a Contract. The Contract Administration Charge will be assessed on each anniversary of the Certificate Date that occurs on or prior to the Annuity Date. In the event that a total surrender of Contract Value is made, the Charge will be assessed as of the date of surrender without proration. This Charge is not assessed during the Annuity Period.

     The total Contract Administration Charge is allocated between the Portfolios and the Fixed Account in proportion to the respective Contract Values similarly allocated. The Contract Administration Charge is at cost with no margin included for profit.

     TRANSFER FEE

     In general, a transfer fee of $25 ($10 in Pennsylvania and Texas) is assessed on each transaction effecting transfer(s) from Portfolio(s) to other Portfolio(s), from Portfolio(s) to the Fixed Account, from the Fixed Account to Portfolio(s), and from one Guarantee Period to another within the Fixed Account prior to the end of a Guarantee Period. However, the first fifteen such transactions effecting transfer(s) in any Contract Year are permitted without the imposition of the transfer fee, which will be assessed on the sixteenth and each subsequent transaction within the Contract Year.

     This fee will be deducted from Contract Values which remain in the Portfolio(s) (or, where applicable, the Fixed Account) from which the transfer was made. If such remaining Contract Value is insufficient to pay the transfer fee, then the fee will be deducted from transferred Contract Values. The transfer fee is at cost with no margin included for profit.

SALES CHARGES

     WITHDRAWAL CHARGE

     Federal tax law places a number of constraints on withdrawals from annuity contracts. Subject to those limitations, the Contract Value may be withdrawn at any time during the Accumulation Period. Owners should consult their own tax counsel or other tax advisers regarding any withdrawals. (See "Taxes -- Tax Treatment of Withdrawals").

     A contingent deferred sales charge, which is referred to as the Withdrawal Charge, may be imposed upon certain withdrawals. Withdrawal Charges will vary in amount depending upon the Contribution Year of the purchase payment at the time of withdrawal in accordance with the Withdrawal Charge table shown below.

                            WITHDRAWAL CHARGE TABLE


                                                                 APPLICABLE WITHDRAWAL
                           CONTRIBUTION YEAR                       CHARGE PERCENTAGE
        -------------------------------------------------------  ---------------------
        One....................................................            6%
        Two....................................................            6%
        Three..................................................            5%
        Four...................................................            5%
        Five...................................................            4%
        Six....................................................            3%
        Seven..................................................            2%
        Eight and later........................................            0%


     The Withdrawal Charge is deducted from remaining Contract Value so that the actual reduction in Contract Value as a result of the withdrawal will be greater than the withdrawal amount requested and paid. For purposes of determining the Withdrawal Charge, withdrawals will be allocated first to investment income, if any (which may generally be withdrawn free of Withdrawal Charge), and then to Purchase Payments on a first-in, first-out basis so that all withdrawals are allocated to Purchase Payments to which the lowest (if any) Withdrawal Charge applies.

     If the withdrawal request does not specify from which Portfolio(s) or Guarantee Amount(s) the withdrawal is to be made, the request will be processed by reducing the Contract Values in each category in proportion to their allocations. Therefore, FAILURE TO SPECIFY AN ALLOCATION MAY RESULT IN THE IMPOSITION OF A MARKET VALUE ADJUSTMENT IN CASES WHERE AMOUNTS ARE ALLOCATED TO THE FIXED ACCOUNT.

     For examples of how the Withdrawal Charge is applied, see Appendix A.

     The amounts obtained from the Withdrawal Charge will be used to pay sales commissions and other promotional or distribution expenses associated with the marketing of the Contracts. To the extent that the Withdrawal Charge is insufficient to cover all sales commissions and other promotional or distribution expenses, the Company may use any of its corporate assets, including potential profit which may arise from the Mortality and Expense Risk Charge and the Distribution Expense Charge, to make up any difference.

          FREE WITHDRAWALS

     Purchase Payments that are no longer subject to the Withdrawal Charge (and not previously withdrawn), plus earnings in the Participant's account may be withdrawn free of Withdrawal Charges at any time.

     In addition, for the first withdrawal during a Contract Year after the first Contract Year, no Withdrawal Charge is applied to that part of the withdrawal which does not exceed the greater of (a) earnings in the Contract or
(b) 10% of Purchase Payments made more than one year prior to the date of withdrawal that remain subject to the Withdrawal Charge and that have not previously been withdrawn. Participants may take their 10% free withdrawal of Purchase Payments (or an amount up to 10%) pursuant to the Systematic Withdrawal Program. (See "Purchases, Withdrawals and Contract Value -- Withdrawals (Redemptions) -- Systematic Withdrawal Program"). The portion of a free withdrawal which exceeds the sum of earnings in a Participant's account and premiums which are both no longer subject to a Withdrawal Charge and not yet withdrawn, is assumed to be a withdrawal against future earnings. Although amounts withdrawn free of a Withdrawal Charge reduce principal in a Contract for purposes of calculating amounts available for future withdrawal of earnings, they do not reduce Purchase Payments for purposes of calculating the Withdrawal Charge. As a result, a Participant will not receive the benefit of a free withdrawal in a full surrender.

     The Company will waive the Withdrawal Charge on any withdrawal necessary to satisfy the minimum distribution requirements of the Code or upon payment of a death benefit. Where legally permitted, the Withdrawal Charge may be eliminated when a Certificate is issued to an officer, director or employee of the Company or its affiliates.

          NURSING HOME WAIVER

     For Certificates issued with an appropriate endorsement, if the Owner is confined to a nursing care facility (as defined in the endorsement) for sixty
(60) consecutive days or longer, the Company will waive the Withdrawal Charge on certain withdrawals prior to the Annuity Date. Such confinement must begin after the Certificate Date and the Company must receive satisfactory written evidence of such confinement. The Company will waive the Withdrawal Charge under the endorsement only for withdrawals made during such confinement or within ninety
(90) days after the confinement ends. The endorsement is not available in all states. Participants should contact the Company or the financial representative from which this prospectus was obtained as to the availability of this endorsement.

     DISTRIBUTION EXPENSE CHARGE


     The Company deducts a Distribution Expense Charge from each Portfolio during each Valuation Period which is equal, on an annual basis, to 0.15% of the net asset value of each Portfolio. This charge is designed to compensate the Company for assuming the risk that the cost of distributing the Contracts will exceed the revenues from the Withdrawal Charge. The Commission considers the Distribution Expense Charge to constitute a sales charge for purposes of the Investment Company Act of 1940. In no event will this charge be increased. Moreover, the sum of all Withdrawal Charges described above and the Distribution Expense Charges assessed will at no time exceed 9% of all Purchase Payments previously made. The Distribution Expense Charge is assessed during both the Accumulation Period and the Annuity Period; however, it is not applied to Contract Values allocated to the Fixed Account.


PREMIUM TAXES

     Premium taxes or other taxes payable to a state or other governmental entity will be charged against the Contract Values. Some states assess premium taxes at the time Purchase Payments are made; others assess premium taxes at the time of surrender or when annuity payments begin. The Company currently intends to deduct premium taxes at the time of surrender, upon death of the Participant or upon annuitization; however, it reserves the right to deduct any premium taxes when incurred. Premium taxes generally range from 0% to 3.5%.

DEDUCTION FOR SEPARATE ACCOUNT INCOME TAXES

     While the Company is not currently maintaining a provision for taxes, the Company has reserved the right to establish such a provision for taxes in the future if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account. The Company will deduct for any taxes incurred by it as a result of the operation of the Separate Account whether or not there was a provision for taxes and whether or not it was sufficient. (See "Taxes").

OTHER EXPENSES

     The charges and expenses applicable to the various Underlying Funds are borne indirectly by Participants having Contract Values allocated to the Portfolios that invest in the respective Underlying Funds. For a summary of current estimates of those charges and expenses, see "Fee Tables". For more detailed information about those charges and expenses, please refer to the prospectus for the Trust.

REDUCTION OF CHARGES FOR SALES TO CERTAIN GROUPS

     The Company may reduce the sales and administrative charges on Contracts sold to certain groups of individuals, or to a trustee, employer or other entity representing a group, where it is expected that such sales will result in savings of sales or administrative expenses. The Company determines the eligibility of groups for such reduced charges, and the amount of such reductions for particular groups, by considering the following factors: (1) the size of the group; (2) the total amount of Purchase Payments expected to be received from the group; (3) the nature of the group for which the Contracts are purchased, and the persistency expected in that group; (4) the purpose for which the Contracts are purchased and whether that purpose makes it likely that expenses will be reduced; and (5) any other circumstances which the Company believes to be relevant to determining whether reduced sales or administrative expenses may be expected. None of the reductions in charges for group sales is contractually guaranteed. Such reductions may be withdrawn or modified by the Company on a uniform basis. The Company's reductions in charges for group sales will not be unfairly discriminatory to the interests of any Owners.

--------------------------------------------------------------------------------

                          DESCRIPTION OF THE CONTRACTS
--------------------------------------------------------------------------------

SUMMARY

     The Contracts provide for the accumulation of Contract Values during the Accumulation Period. (See "Purchases, Withdrawals and Contract Value"). Upon Annuitization, benefits are payable under the Contracts in the form of an annuity, either for the life of the Annuitant or for a fixed number of years. (See "Annuity Period -- Annuity Options").

PARTICIPANT

     The Participant is the person normally entitled to exercise all rights of ownership under the Contracts. The Participant is also the person entitled to receive benefits under the Contract, although the Participant may, subject to limitations in the case of Qualified Plans, designate an alternative payee.

ANNUITANT

     The Annuitant is the person on whose life annuity payments under a Certificate depend. The Participant may change the designated Annuitant at any time prior to the Annuity Date. In the case of a Certificate issued in connection with a plan qualified under Section 403(b) or 408 of the Code, the Participant is the Annuitant. The Participant may also designate a second person on whose life, together with that of the Annuitant, annuity payments depend. In the case of Qualified Plans, the designated second person is generally required to be the Participant's spouse if the Participant is married. In the event an Annuitant dies prior to the Annuity Date, the Participant must notify the Company and designate a new Annuitant. The Participant must attest to the Annuitant being alive before the Company will annuitize a Contract.

MODIFICATION OF THE CONTRACT

     Only the Company's President, a Vice President or Secretary may approve a change or waive any provisions of the Contract. Any change or waiver must be in writing. No agent has the authority to change or waive the provisions of the Contract.

     The Company reserves the right to change the terms of the Contract as may be necessary to comply with changes in applicable law.

ASSIGNMENT

     Contracts issued pursuant to Nonqualified Plans that are not subject to Title 1 of the Employee Retirement Income Security Act of 1974 ("ERISA") may be assigned by the Owner at any time during the lifetime of the Annuitant prior to the Annuity Date. The Company will not be bound by any assignment until written notice is received by the Company at its Annuity Service Center. The Company is not responsible for the validity, tax or other legal consequences of any assignment. An assignment will not affect any payments the Company may make or actions it may take before it receives notice of the assignment.

     If the Contract is issued pursuant to a Qualified Plan (or a Nonqualified Plan that is subject to Title 1 of ERISA), it may not be assigned, pledged or otherwise transferred except under such conditions as may be allowed under applicable law.

     BECAUSE AN ASSIGNMENT MAY BE A TAXABLE EVENT, CONTRACT OWNERS SHOULD CONSULT COMPETENT TAX ADVISERS SHOULD THEY WISH TO ASSIGN THEIR CONTRACTS.

DEATH BENEFIT

     If the Participant dies during the Accumulation Period, a death benefit will be payable to the Beneficiary upon receipt by the Company of Due Proof of Death of the Participant. Provided the Beneficiary provides a written election to the Company within 60 days of the Company's receipt of Due Proof of Death of the Participant, the Beneficiary may alternatively elect to (i) receive the death benefit in a lump sum payment, (ii) receive the death benefit in the form of one of the annuity options (over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary), with payments commencing within one year of the Participant's death, (iii) elect to continue the Contract and receive the entire Contract Value (adjusted for any applicable Withdrawal Charge and Market Value Adjustment) within 5 years after the Participant's death, or (iv) if the Participant was the Beneficiary's spouse, elect to continue the Certificate in force. If no option is selected within 60 days of the Company's receipt of Due Proof of Death of the Participant, the Company will pay the death benefit in a single lump sum to the Beneficiary.

     If the Participant was less than age 70 at the Certificate Date, the death benefit is equal to the greater of:

          (1) the total dollar amount of Purchase Payments made prior to the death of the Participant, reduced by any partial withdrawals and partial annuitizations; or

          (2) the Contract Value at the end of the Valuation Period during which Due Proof of Death and an election of the type of payment to the Beneficiary is received by the Company, at its Annuity Service Center; or

          (3) where permitted by state law, the Contract Value on that anniversary of the Certificate Date preceding the date of death, increased by the dollar amount of any Purchase Payments made since that anniversary and reduced by the dollar amount of any partial withdrawals and partial annuitizations since that anniversary, which results in the greatest value.

     If the Participant was age 70 or more at the Certificate Date, the death benefit will equal the Contract Value at the end of the Valuation Period during which Due Proof of Death and an election of the type of payment to the Beneficiary is received by the Company, at its Annuity Service Center.

BENEFICIARY

     The Participant may designate the Beneficiary(ies) to receive any amount payable on death. The original Beneficiary(ies) will be named in the application. Unless an irrevocable Beneficiary(ies) designation was previously filed, the Participant may change the Beneficiary(ies) prior to the Annuity Date by written request delivered to the Company at its Annuity Service Center or by completing a Change of Beneficiary Form provided by the Company. Any change will take effect when recorded by the Company. The Company is not liable for any payment made or action taken before it records the change.

--------------------------------------------------------------------------------

                   PURCHASES, WITHDRAWALS AND CONTRACT VALUE
--------------------------------------------------------------------------------

MINIMUM PURCHASE PAYMENT

     The minimum initial Purchase Payment for Contracts issued pursuant to a Nonqualified Plan is $5,000 and the maximum is $1,000,000. The minimum initial Purchase Payment for Contracts issued pursuant to a Qualified Plan is $2,000 and the maximum is $1,000,000. Subsequent Purchase Payments for either a Nonqualified Plan or Qualified Plan may be made in amounts of $250 or more ($100 or more if made in connection with an Automatic Payment Plan). The Company reserves the right to refuse any Purchase Payment at any time. Generally, the Company will not issue a Certificate under a Nonqualified Plan to a Participant who is age 85 or older or under a Qualified Plan to a Participant who is age
70 1/2 or older.

     AUTOMATIC PAYMENT PLAN

     Owners utilizing automatic bank drafts through the Company's Automatic Payment Plan may make scheduled subsequent Purchase Payments of $100 or more per month. An enrollment form for this program is available through the Company's Annuity Service Center.

     AUTOMATIC DOLLAR COST AVERAGING PROGRAM

     Owners who wish to purchase units of the Portfolios over a period of time may be able to do so through the Automatic Dollar Cost Averaging ("DCA") Program. Under the DCA Program, the Owner may authorize the automatic transfer of a fixed dollar amount ($100 minimum) of his or her choice at regular intervals from a source account to one or more of the Portfolios (other than the source account) at the unit values determined on the dates of the transfers. Currently, all variable Portfolios and the one year Fixed Account option are available as source accounts. However, the Owner must elect to have the transfers made exclusively from one source account. The intervals between transfers may be monthly, quarterly, semiannually or annually, at the option of the Owner. The theory of dollar cost averaging is that, if purchases are made at fluctuating prices, this will have the effect of reducing the aggregate average cost per unit to less than the average of the unit prices on the same purchase dates. However, participation in the DCA Program does not assure the Owner of a greater profit from his or her purchases under the DCA Program; nor will it prevent or necessarily alleviate losses in a declining market.

     Another option under the DCA Program is the periodic transfer of a selected percentage of the value of the source account to one of the Portfolios (other than the source account). A third option is to transfer the entire Contract Value in the source account in a stated number of transfers as selected by the Participant.

     An Owner may elect to increase, decrease or change the frequency or amount of Purchase Payments under a DCA Program. The application and any Purchase Payments should be sent to the Company at its Annuity Service Center. The Company reserves the right to modify, suspend and terminate the DCA Program at any time.

     ASSET ALLOCATION REBALANCING PROGRAM

     Owners may participate in the Asset Allocation Rebalancing ("AAR") Program pursuant to which Owners authorize the Company to automatically transfer their Contract Value on a periodic basis to maintain a particular percentage allocation among the Portfolios or the one year Fixed Account option as selected by the Owner. Since the Contract Value allocated to each Portfolio will grow or decline at different rates depending on the investment experience of the Portfolio, AAR automatically reallocates the Contract Value in the Portfolios and the one year Fixed Account option to the allocation selected by the Owner. One theory behind this type of reallocation is that it may help an Owner purchase Accumulation Units low and sell Accumulation Units high. However, participation in AAR does not assure the Owner of a greater profit from his or her purchases under the program nor will it prevent or necessarily alleviate losses in a declining market.

     An Owner may select that rebalancing occur on a calendar quarter, semiannual or annual basis. Contract Value reallocation will occur on the last business day before the selected period ends. If an Owner elects to participate in AAR, the entire Contract Value must be included in the program, except for allocations to the three, five, seven and ten year Fixed Account options. Amounts transferred under AAR are not counted against the 15 free transfers per Contract Year or subject to any transfer charge or MVA. Owners may participate in AAR by completing an Asset Allocation Rebalancing Authorization form or by calling the Company at its Annuity Service Center. On the application or form, as appropriate, the Owner must select the Portfolios or one year Fixed Account option, the percentage of Contract Value to be allocated to each under the program, and the frequency of rebalancing. Owners may modify their allocations or terminate participation in the program by completing an Asset Allocation Rebalancing Form and indicating the appropriate instructions. The Company reserves the right to modify, suspend, or terminate AAR at any time.

     PRINCIPAL ADVANTAGE PROGRAM

     Owners may participate in the Principal Advantage Program pursuant to which the Owner's Purchase Payment is divided between one or more of the Fixed Account options and one or more of the Portfolios. While the Owner selects the Fixed Account options and the Portfolio(s), the Principal Advantage Program determines the portion of Purchase Payments allocated to each. When determined in accordance with the Principal Advantage Program, the portion allocated to the Fixed Account option(s) will be guaranteed by the Company to grow to equal the full amount of the Purchase Payment over an established period of time. The remaining portion of Purchase Payment is then invested in the Portfolios, where it has the potential to achieve greater growth.

     An Owner may elect to participate in the Principal Advantage Program (1) at the time of initial purchase, by completing the instructions on the Vista Capital Advantage application and requesting it in the "Special Instructions" section of the application or (2) at the time of a subsequent purchase or by reallocation of the existing Contract Value, by contacting the Company or the financial representative from whom this prospectus was obtained. The Company reserves the right to modify, suspend or terminate the Principal Advantage Program at any time.

ALLOCATION OF PURCHASE PAYMENTS

     Purchase Payments are allocated to the Fixed Account and/or the Portfolio(s) selected by the Participant. Participants making initial Purchase Payments should specify their allocations on the application for a Contract. If the application is in good order, the Company will apply the initial Purchase Payment to the Fixed Account and/or the Portfolio(s), as selected, and credit the Contract with Accumulation Units within two business days of receipt at the Company's principal place of business. The number of Accumulation Units in a Portfolio attributable to a Purchase Payment is determined by dividing that portion of the Purchase Payment which is allocated to the Portfolio by that Portfolio's Accumulation Unit value as of the end of the Valuation Period when the allocation occurs.

     IF THE APPLICATION DOES NOT SPECIFY AN ALLOCATION, THE APPLICATION IS NOT IN GOOD ORDER. If the application for a Contract or Certificate is not in good order for this or any other reason, the Company will attempt to rectify it within five business days of its receipt at the Company's principal place of business. The Company will credit the initial Purchase Payment within two business days after the application has been rectified. Unless the prospective Owner consents otherwise, the application and the initial Purchase Payment will be returned if the application cannot be put in good order within five business days of such receipt.

     Just like Participants making initial Purchase Payments, Participants making subsequent Purchase Payments should specify how they want their payments allocated. OTHERWISE, THE COMPANY WILL AUTOMATICALLY PROCESS THE PURCHASE PAYMENT BASED ON THE PREVIOUS ALLOCATION.

TRANSFER DURING ACCUMULATION PERIOD

     During the Accumulation Period, the Participant, or his or her designated agent, may transfer Contract Values among Portfolios and/or the Fixed Account. Participants may authorize telephone transfers by written request delivered to the Company at its Annuity Service Center, if applicable law permits. The Company has in place procedures which are designed to provide reasonable assurance that telephone authorizations are genuine, including tape recording of telephone communications and requesting identifying information. Accordingly, the Company and its affiliates disclaim all liability for any claim, loss or expense resulting from any alleged error or mistake in connection with a telephone transfer which was not properly authorized by the Participant. However, if the Company fails to employ reasonable procedures to ensure that all telephone transfers are properly authorized, the Company may be held liable for such losses. Telephone calls authorizing transfers must be completed by 4:00 p.m. Eastern time on a Valuation Date in order to be effected at the price determined on such date. Transfer authorizations which are received after 4:00 p.m. Eastern time will be processed as of the next Valuation Date. The Company reserves the right to modify or discontinue at any time and without notice the use of telephone transfers and acceptance of transfer instructions from someone other than the Participant.

     The minimum partial transfer amount is $100. Also, no partial transfer may be made if the value of the Participant's interest in the Portfolio from which a transfer is being made (or the remaining Guarantee Amount, where applicable) would be less than $100 after the transfer. These dollar amounts are subject to change at the Company's option. The Company may waive the minimum partial transfer amount in connection with preauthorized automatic transfer programs.

     Both prior to and after the Annuity Date, Contract Values may be transferred from the Separate Account to the Fixed Account. Any amounts allocated or transferred to the Fixed Account may, however, be transferred from the Fixed Account to the Separate Account only prior to the Annuity Date.

     Transfers may be made within the Fixed Account prior to the expiration date of one or more Guarantee Periods, by electing to have the respective Guarantee Amount(s) applied to newly established Guarantee Periods. Such transfers are counted against the 15 transfer allowance on free transfers. In addition, such transfers are generally subject to a Market Value Adjustment.

SEPARATE ACCOUNT ACCUMULATION UNIT VALUE

     On each day that the New York Stock Exchange is open for business, a separate Accumulation Unit value is determined for each Portfolio. If the Company elects or is required to assess a charge for taxes, a separate Accumulation Unit value may be calculated for Contracts issued in connection with Nonqualified and Qualified Plans, respectively, within each account.

     The Accumulation Unit value for each Portfolio will vary with the price of a share in the Underlying Fund and in accordance with the Mortality and Expense Risk Charge, Distribution Expense Charge, and any provision for taxes. Assessments of Withdrawal Charges, transfer fees and Contract Administration Charges are made separately for each Certificate. They are effected by redemption of Accumulation Units and do not affect Accumulation Unit value.

     The Accumulation Unit value of a Portfolio for any Valuation Period is calculated by subtracting (2) from (1) and dividing the result by (3) where:

          (1) is the total value at the end of the Valuation Period of the assets attributable to the Accumulation Units of the Portfolio minus liabilities;

          (2) is the cumulative unpaid charge for the assumption of mortality and expense risks and for the distribution expense; and

          (3) is the number of Accumulation Units outstanding at the end of the Valuation Period.

FIXED ACCOUNT ACCUMULATION VALUE

     The accumulation value of the fixed portion of a Participant's account at any Valuation Date is equal to the sum of the values of all amounts allocated to the Fixed Account that have been credited to the Participant's account up to and including that date. Each amount reflects interest accumulated to the Valuation Date at the applicable Guarantee Rate, compounded annually, less withdrawals.

DISTRIBUTION OF CONTRACTS

     Contracts are sold by registered representatives of broker-dealers who are licensed insurance agents of the Company, either individually or through an incorporated insurance agency. Commissions on initial Purchase Payments paid to registered representatives may vary, but are not anticipated to exceed 6.50% of any Purchase Payment (including any promotional sales incentives). In addition, under certain circumstances and in exchange for lower initial commission, certain sellers of the Contracts may be paid persistency bonuses which will take into account, among other things, the length of time Purchase Payments have been held under a Contract, and Contract Values. A persistency bonus is not anticipated to exceed 1.00%, on an annual basis, of the Contract Values considered in connection with the bonus. All such commissions, incentives and bonuses are paid by the Company.

     Vista Fund Distributors, Inc. ("VFD"), located at 101 Park Avenue, New York, New York, 10178, serves as distributor of the Contracts. VFD is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. VFD is not affiliated with the Company or the Adviser to the Trust.

WITHDRAWALS (REDEMPTIONS)

     Except as explained below, an Owner may redeem a Certificate for all or a portion of its Contract Value during the Accumulation Period. Withdrawal Charges may be applicable, however, which would reduce the Contract Value upon redemption. A Market Value Adjustment may also be applied, in the case of redemptions from the Fixed Account, which would also affect Contract Value. (See "Contract Charges -- Sales Charges -- Withdrawal Charge" and "Fixed Account Options -- Market Value Adjustment").

     Withdrawals and distributions from Contracts issued in connection with certain Qualified Plans may be subject to a mandatory 20% withholding requirement. (See "Taxes -- Withholding Tax on Distributions").

     Withdrawals of amounts attributable to contributions made pursuant to a salary reduction agreement (in accordance with Section 403(b)(11) of the Code) are limited to circumstances only: when the Participant attains age 59 1/2, separates from service, dies, becomes disabled (within the meaning of Section 72(m)(7) of the Code), or in the case of hardship. Withdrawals for hardship are restricted to the portion of the Contract Value which represents contributions made by the Participant and does not include any investment results. These limitations on withdrawals apply to: (1) salary reduction contributions made after December 31, 1988; (2) income attributable to such contributions; and (3) income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect rollovers or exchanges between certain Qualified Plans. Tax penalties may also apply. While the foregoing limitations only apply to certain Contracts issued in connection with Section 403(b) Qualified Plans, all Participants should seek competent tax advice regarding any withdrawals or distributions. (See "Taxes").

     Except in connection with a Systematic Withdrawal Program, described below, the minimum partial withdrawal amount is $1,000, or, if less, the Participant's entire interest in the Portfolio or Fixed Account option from which a withdrawal is requested. The Participant's interest in the Portfolio or Fixed Account option from which the withdrawal is requested must be at least $100 after the withdrawal is completed if anything is left in that Portfolio or Fixed Account allocation.

     A written withdrawal request or Systematic Withdrawal Program enrollment form, as the case may be, must be sent to the Company at its Annuity Service Center. The required program form will not be in good order unless it includes the Participant's Tax I.D. Number (e.g., Social Security Number) and provides instructions regarding withholding of income taxes. The Company provides the required forms.

     If the request is for total withdrawal, the Certificate (or Contract), or a Lost Certificate Affidavit (which may be obtained by calling the Company at its Annuity Service Center), must be submitted as well. The withdrawal value is determined on the basis of the Contract Values next computed following receipt of a request in proper order. The withdrawal value will normally be paid within seven days after the day a proper request is received by the Company. However, the Company may suspend the right of withdrawal from the Separate Account or delay payment for such withdrawal more than seven days: (1) during any period when the New York Stock Exchange ("NYSE") is closed (other than customary weekend and holiday closings); (2) when trading on the NYSE is restricted or an emergency exists as determined by the Commission so that disposal of the Separate Account's investments or determination of Accumulation Unit value is not reasonably practicable; or (3) for such other periods as the Commission, by order, may permit for protection of Owners.

     SYSTEMATIC WITHDRAWAL PROGRAM

     Certain Participants of Nonqualified Plan Contracts and Contracts issued in connection with IRAs may choose to withdraw amounts which in the aggregate add up to a maximum of 10% of their Purchase Payments annually without charge pursuant to a Systematic Withdrawal Program. Systematic withdrawals will not be limited to 10% of Purchase Payments once the Withdrawal Charge is no longer applicable. Total withdrawals not subject to a Withdrawal Charge, including systematic withdrawals, cannot exceed the free withdrawal amount described under "Contract Charges -- Sales Charges -- Free Withdrawal." Withdrawals are taxable and a 10% federal tax penalty may apply to withdrawals before age 59 1/2. In addition, withdrawals from the Fixed Account prior to the end of their respective Guarantee Periods are generally subject to a Market Value Adjustment. (See "Fixed Account Options -- Market Value Adjustment").

     Participation in the Systematic Withdrawal Program may be elected at the time the Certificate is issued or on any date prior to the Annuity Date. Amounts withdrawn under the Systematic Withdrawal Program may be electronically wired to the Participant's financial institution by completing the instructions on the Electronic Fund Transfer Form or by written request delivered to the Company at its Annuity Service Center. A voided check (for checking accounts), the account number and bank ABA number must accompany all requests. Electronic transfers may also be requested on the Systematic Withdrawal Request Form. Depending on fluctuations in the net asset value of the Portfolios, systematic withdrawals may reduce or even exhaust Contract Value. The minimum systematic withdrawal amount is $250 per withdrawal. Participants must complete an enrollment form and send it to the Company at its Annuity Service Center. The Company reserves the right to modify, suspend or terminate the Systematic Withdrawal Program and the availability of electronic fund transfers at any time.

     ERISA PLANS

     Spousal consent may be required when a married Participant seeks a distribution from a Contract that has been issued in connection with a Qualified Plan (or a Nonqualified Plan that is subject to Title 1 of ERISA). Participants should obtain competent advice.

     DEFERMENT OF FIXED ACCOUNT WITHDRAWAL PAYMENTS

     In the case of withdrawals or annuity payments from the Fixed Account, the Company may defer making payment for a period of up to six months (or the period permitted by applicable state insurance law, if less) from the date the Company receives notice of such withdrawal request. Only under highly unusual circumstances will the Company defer a withdrawal payment from the Fixed Account for more than 7 days, and if the Company defers payment for more than 7 days, it will pay interest of at least 3% per annum on the amount deferred. While all the circumstances under which the Company could defer payment upon withdrawal may not be foreseeable at this time, such circumstances could include, for example, a time of unusually high surrender rate among Owners, accompanied by a radical shift in interest rates. If the Company intends to withhold payment for more than 7 days, it will notify affected Owners in writing.

MINIMUM CONTRACT VALUE

     If the Contract Value is less than $500 and no Purchase Payments have been made during the previous three full calendar years, the Company reserves the right, after 60 days written notice to the Participant, to terminate the Certificate and distribute its Withdrawal Value to the Participant. This privilege will be exercised only if the Contract Value has been reduced to less than $500 as a result of withdrawals, and state law permits. In no instance shall such termination occur if the value has fallen below $500 due to either decline in Accumulation Unit value or the imposition of fees and charges.

--------------------------------------------------------------------------------

                                 ANNUITY PERIOD
--------------------------------------------------------------------------------

ANNUITY DATE

     The Participant selects an Annuity Date at the time of application. The Annuity Date must always be the first day of a calendar month and must be at least two years after the Certificate Date, but in any event will be no later than the Latest Annuity Date. Annuity payments will begin no later than the Latest Annuity Date. If no Annuity Date is selected, the Annuity Date will be the Latest Annuity Date. The Participant may change the Annuity Date at any time at least seven days prior to the Annuity Date then indicated on the Company's records by written notice to the Company at its Annuity Service Center.

     DEFERMENT OF PAYMENTS

     The Company may defer making Fixed Annuity payments for a period of up to six months or such lesser time as state law may permit. Interest, subject to state law requirements, will be credited during the deferral period. For a discussion of the circumstances under which the Company could defer these payments, please refer to "Purchases, Withdrawals and Contract
Value -- Deferment of Fixed Account Withdrawal Payments."

     PAYMENTS TO PARTICIPANT

     The Company will make annuity payments to the Participant, unless the Participant designates an alternate payee. Such designation must be made in writing to the Company's Annuity Service Center and must be received more than 30 days before the Annuity Date.

ALLOCATION OF ANNUITY PAYMENTS

     If all of the Contract Value on the Annuity Date is allocated to the Fixed Account, the annuity will be paid as a Fixed Annuity. If all of the Contract Value on that date is allocated to the Separate Account, the annuity will be paid as a Variable Annuity. If the Contract Value on that date is allocated to both the Fixed Account and the Separate Account, the Annuity will be paid as a combination of a Fixed Annuity and a Variable Annuity to reflect the allocation between the Portfolios and the Fixed Account. Variable Annuity payments will reflect the investment performance of the Portfolios. The Participant(s) may, by written notice to the Company, convert Variable Annuity payments to Fixed Annuity payments. However, Fixed Annuity payments may not be converted to Variable Annuity payments.

ANNUITY OPTIONS

     The Participant, or any Beneficiary who is so entitled, may elect to receive a lump sum at the end of the Accumulation Period. However, a lump sum distribution may be deemed to be a withdrawal, and at least a portion of it may be subject to federal income tax. (See "Taxes -- Tax Treatment of Withdrawals"). Alternatively, any of the annuity options listed below may be elected. The Participant may elect an annuity option or change an annuity option at any time prior to the Annuity Date.

     Annuity payments will be made monthly, unless the Owner requests annuity payments to be at quarterly, semiannual or annual intervals. If no other annuity option is elected, monthly annuity payments will be made in accordance with annuity option 4 below, a life annuity with a 120-month period certain (option 3 in the case where payments are to be made for the joint lives of the Annuitant and a designated second person and for the life of the survivor). If the amount available to apply under an annuity option is less than $5,000, and state law permits, the Company has the right to pay the annuity in one lump sum. In addition, if the first payment provided would be less than $50, and state law permits, the Company shall have the right to require the frequency of payments be at quarterly, semiannual or annual intervals so as to result in an initial payment of at least $50.


     Participants may elect to have annuity payments electronically wired to his or her financial institution by completing the instructions on the Electronic Fund Transfer Form or by written request delivered to the Company at its Annuity Service Center. A voided check (for checking accounts), the account number and bank ABA number must accompany all requests. Electronic transfers may also be requested on the Annuity Option Selection Form. The Company reserves the right to modify, suspend or terminate the availability of electronic fund transfers for annuity payments at any time.

     NO WITHDRAWALS OF CONTRACT VALUE ARE PERMITTED DURING THE ANNUITY PERIOD FOR ANY ANNUITY OPTION IN WHICH PAYMENTS ARE BASED ON A PERSON'S LIFE.

     The following annuity options are generally available under the Contract. Each is available in the form of either a Fixed Annuity or a Variable Annuity (or a combination of both Fixed and Variable Annuity). However, there may be restrictions in the retirement plan pursuant to which a Contract has been purchased.

OPTION 1 -- LIFE INCOME

     An annuity payable monthly during the lifetime of the Annuitant. Under this option, no further payments are payable after the death of the Annuitant and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible under option 1 for the payee to receive only one monthly annuity payment under the Contract.

OPTION 2 -- JOINT AND SURVIVOR ANNUITY

     An annuity payable monthly while both the Annuitant and a designated second person are living. Upon the death of either person, the monthly income payable will continue during the lifetime of the survivor at either the full amount previously payable or as a percentage (either one-half or two-thirds) of the full amount, as chosen by the Participant at the time of election of this option.

     Annuity payments terminate automatically and immediately upon the death of the surviving person without regard to the number or total amount of payments received. There is no minimum number of guaranteed payments and it is possible to have only one annuity payment if both the Annuitant and the designated second person die before the due date of the second payment.

OPTION 3 -- JOINT AND SURVIVOR LIFE ANNUITY --
                120 MONTHLY PAYMENTS GUARANTEED

     This option is similar to option 2, above, but with the additional guarantee that payments will be made for not fewer than 120 monthly periods. If the surviving Annuitant dies before all such payments have been made, the balance of the guaranteed number of payments will be made to the Beneficiary.

OPTION 4 -- LIFE ANNUITY WITH 120 OR 240 MONTHLY
                PAYMENTS GUARANTEED

     An annuity payable monthly during the lifetime of the Annuitant, with the guarantee that if, at the death of the Annuitant, payments have been made for fewer than the guaranteed 120 or 240 monthly periods, as elected by the Owner, the balance of the guaranteed number of payments will be made to the Beneficiary.

OPTION 5 -- INCOME FOR A SPECIFIED PERIOD

     Under this option, a payee can elect an annuity payable monthly for any period of years from 3 to 30. This election must be made for full 12 month periods. In the event the payee dies before the specified number of payments has been made, the Beneficiary may elect to continue receiving the scheduled payments or may alternatively elect to receive the discounted present value of any remaining guaranteed payments as a lump sum.

     The value of an Annuity Unit, regardless of the option chosen, takes into account the Mortality and Expense Risk Charge. (See "Contract
Charges -- Mortality and Expense Risk Charge"). Since option 5 does not contain an element of mortality risk, the payee is not getting the benefit of the Mortality and Expense Risk Charge if option 5 is selected on a variable basis.

OTHER OPTIONS

     At the sole discretion of the Company, other annuity options may be made available. However, to the extent that Withdrawal Charges would otherwise apply to a withdrawal or termination, the identical Withdrawal Charge may apply with respect to any additional options.

     With respect to Contracts issued under Sections 401, 403(b) or 408 of the Internal Revenue Code, any payments will be made only to the Participant and/or the Participant's spouse.

TRANSFER DURING ANNUITY PERIOD

     During the Annuity Period, the Owner may transfer the Contract Value to the Fixed Account and/or among Portfolios. Such transfers are subject to the same limitations and conditions as are prescribed for transfers during the Accumulation Period except that, in addition, no transfers may be made from the Fixed Account to the Separate Account during the Annuity Period.

DEATH BENEFIT DURING ANNUITY PERIOD

     If the Annuitant dies after the Annuity Date while the Contract is in force, the death proceeds, if any, will depend upon the annuity option in effect at the time of the Annuitant's death. If the Annuitant dies after the Annuity Date and before the entire interest in the Contract has been distributed, the remaining interest, if any, as provided for in the option elected, will be distributed at least as rapidly as under the method of distribution in effect at the Annuitant's death.

ANNUITY PAYMENTS

     INITIAL MONTHLY ANNUITY PAYMENT

     The initial annuity payment is determined by taking the Contract Value, less any premium tax, less any Market Value Adjustment that may apply in the case of a premature annuitization, and applying it to the annuity table specified in the Contract (or, if more favorable to the payee, the annuity tables in effect as of the Annuity Date for similar immediate annuity contracts issued by the Company). Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified Plans and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any.

     The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly annuity payment. In the case of a Variable Annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each Variable Annuity payment. The number of Annuity Units determined for the first Variable Annuity payment remains constant for the second and subsequent monthly Variable Annuity payments, assuming that no reallocation of Contract Values is made.

     SUBSEQUENT MONTHLY PAYMENTS

     For a Fixed Annuity, the amount of the second and each subsequent monthly annuity payment is the same as that determined above for the first monthly payment.

     The amount of the second and each subsequent monthly Variable Annuity payment is determined by multiplying the number of Annuity Units, as determined in connection with the calculation of the initial monthly annuity payment, above, by the annuity unit value, below, as of the Valuation Period next preceding the date on which each annuity payment is due.

--------------------------------------------------------------------------------

                                 ADMINISTRATION
--------------------------------------------------------------------------------

     The Company has primary responsibility for all administration of the Contracts and the Separate Account. The mailing address of the Company's Annuity Service Center is P.O. Box 54299, Los Angeles, California 90054-0299, and its telephone number is (800) 90-VISTA.

     The administrative services provided include, but are not limited to: issuance of the Contracts; maintenance of Participant records; Participant services; calculation of unit values; and preparation of Participant reports.

     Contract statements and transaction confirmations are mailed to Participants at least quarterly. Participants should read their statements and confirmations carefully and verify their accuracy. Questions about periodic statements should be communicated to the Company promptly. The Company will investigate all complaints and make any necessary adjustments retroactively, provided that it has received notice of a potential error within 30 days after the date of the questioned statement. If the Company has not received notice of a potential error within this time, any adjustment shall be made as of the date that the Annuity Service Center receives notice of the potential error.

     The Company will also provide Participants with such additional periodic and other reports, information and prospectuses as may be required by federal securities laws.

--------------------------------------------------------------------------------

                                     TAXES
--------------------------------------------------------------------------------

     NOTE: THE FOLLOWING DESCRIPTION IS BASED UPON THE COMPANY'S UNDERSTANDING OF CURRENT FEDERAL INCOME TAX LAW APPLICABLE TO ANNUITIES IN GENERAL. THE COMPANY CANNOT PREDICT THE PROBABILITY THAT ANY CHANGES IN SUCH LAWS WILL BE MADE. PURCHASERS ARE CAUTIONED TO SEEK COMPETENT TAX ADVICE REGARDING THE POSSIBILITY OF SUCH CHANGES. THE COMPANY DOES NOT GUARANTEE THE TAX STATUS OF THE CONTRACTS. PURCHASERS BEAR THE COMPLETE RISK THAT THE CONTRACTS MAY NOT BE TREATED AS "ANNUITY CONTRACTS" UNDER FEDERAL INCOME TAX LAWS.

GENERAL

     Section 72 of the Internal Revenue Code of 1986, as amended (the "Code") governs taxation of annuities in general. A Participant is not taxed on increases in the value of a Contract until distribution occurs, either in the form of a non-annuity distribution or as annuity payments under the annuity option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the Contract is withdrawn. For Contracts issued in connection with Nonqualified Plans, the cost basis is generally the Purchase Payments, while for Contracts issued in connection with Qualified Plans there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

     For annuity payments, the taxable portion is determined by a formula which establishes the ratio that the cost basis of the Contract bears to the total value of annuity payments for the term of the annuity Contract. The taxable portion is taxed at ordinary income tax rates. Participants, Annuitants and Beneficiaries under the Contracts should seek competent financial advice about the tax consequences of distributions under the retirement plan under which the Contracts are purchased.

     The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.

WITHHOLDING TAX ON DISTRIBUTIONS

     The Code generally requires the Company (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a Contract. For "eligible rollover distributions" from Contracts issued under certain types of Qualified Plans, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" to another eligible plan in a direct "trustee to trustee" transfer. This requirement is mandatory and cannot be waived by the Participant. Withholding on other types of distributions can be waived.

     An "eligible rollover distribution" is the estimated taxable portion of any amount received by a covered employee from a plan qualified under Section 401(a) or 403(a) of the Code, or from a tax-sheltered annuity qualified under Section 403(b) of the Code (other than (1) annuity payments for the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated beneficiary, or for a specified period of ten years or more; and (2) distributions required to be made under the Code). Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

     Withdrawals or distributions from a Contract other than eligible rollover distributions are also subject to withholding on the estimated taxable portion of the distribution, but the Participant may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

DIVERSIFICATION -- SEPARATE ACCOUNT INVESTMENTS

     Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the Contract as an annuity contract would result in imposition of federal income tax to the Participant with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract.

     The Company expects that each of the Underlying Funds will be managed by its investment adviser in such a manner as to comply with these diversification requirements.

MULTIPLE CONTRACTS


     Multiple annuity contracts which are issued within a calendar year to the same contract owner by one company are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such multiple contracts. The Company believes that Congress intended to affect the purchase of multiple deferred annuity contracts which may have been purchased to avoid withdrawal income tax treatment. Owners should consult a tax adviser prior to purchasing more than one annuity contract in any calendar year.

TAX TREATMENT OF ASSIGNMENTS

     An assignment of a Contract may have tax consequences, and may also be prohibited by ERISA in some circumstances. Owners should therefore consult competent legal advisers should they wish to assign their Contracts.

QUALIFIED PLANS


     The Contracts offered by this prospectus are designed to be suitable for use under various types of Qualified Plans. Taxation of Participants in each Qualified Plan varies with the type of plan and terms and conditions of each specific plan. Participants, Annuitants and Beneficiaries are cautioned that benefits under a Qualified Plan may be subject to the terms and conditions of the plan, regardless of the terms and conditions of the contracts issued pursuant to the plan.


     General descriptions of the types of Qualified Plans with which the Contracts may be used are contained in the Statement of Additional Information. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding Qualified Plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a Contract or Certificate issued under a Qualified Plan.

     Contracts issued pursuant to Qualified Plans include special provisions restricting Contract provisions that may otherwise be available and described in this Prospectus. Generally, Contracts issued pursuant to Qualified Plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Qualified Contracts. (See "Tax Treatment of Withdrawals -- Qualified Plans").

TAX TREATMENT OF WITHDRAWALS

     QUALIFIED PLANS

     Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any early distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401 (Corporate and Self-Employed Pension and Profit Sharing Plans), 403(b) (Tax-Sheltered Annuities) and 408(b)
(IRAs).

     The tax penalty will not apply to the following distributions: (1) if distribution is made on or after the date on which the Owner or Annuitant (as applicable) reaches age 59 1/2; (2) distributions following the death or disability of the Owner or Annuitant (as applicable) (for this purpose "disability" is defined in Section 72(m)(7) of the Code); (3) distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Owner or Annuitant (as applicable) or the joint lives (or joint life expectancies) of such Owner or Annuitant (as applicable) and his or her designated beneficiary; (4) distributions to an Owner or Annuitant (as applicable) who has separated from service after he or she has attained age 55; (5) distributions made to the Owner or Annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the Owner or Annuitant (as applicable) for amounts paid during the taxable year for medical care; and
(6) distributions made to an alternate payee pursuant to a qualified domestic relations order.

     The exceptions stated in items (4), (5) and (6) above do not apply in the case of an IRA.

     Limitations imposed by the Code on withdrawals from tax-sheltered annuities are described above under "Purchases, Withdrawals and Contract
Value -- Withdrawals (Redemptions)".

     The taxable portion of a withdrawal or distribution from Contracts issued under certain types of plans may, under some circumstances, be "rolled over" into another eligible plan so as to continue to defer income tax on the taxable portion. Effective January 1, 1993, such treatment is available for any "eligible rollover distribution" made by certain types of plans (as described above under "Taxes -- Withholding Tax on Distributions," page 34) that is transferred within 60 days of receipt into a plan qualified under section 401(a) or 403(a) of the Code, a tax-sheltered annuity, an IRA, or an individual retirement account described in section 408(a) of the Code. Plans making such eligible rollover distributions are also required, with some exceptions specified in the Code, to provide for a direct "trustee to trustee" transfer of the distribution to the transferee plan designated by the recipient.

     Amounts received from IRAs may also be rolled over into other IRAs, individual retirement accounts or certain other plans, subject to limitations set forth in the Code.

     NONQUALIFIED PLANS

     Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the Contract Value exceeds the aggregate Purchase Payments made, any amount withdrawn not in form of an annuity payment will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are includible in a taxpayer's gross income. Section 72 further provides that a 10% penalty will apply to the income portion of any premature distribution. The penalty is not imposed on amounts received: (1) after the taxpayer reaches
59 1/2; (2) upon the death of the Owner or Annuitant (as applicable); (3) if the taxpayer is totally disabled; (4) in a series of substantially equal periodic payments made for the life of the taxpayer or for the joint lives of the taxpayer and his or her designated Beneficiary; (5) under an immediate annuity; or (6) which are allocable to purchase payments made prior to August 14, 1982.

     The above information applies to Contracts issued pursuant to Section 457 of the Code, but does not apply to other Qualified Plan Contracts. Separate tax withdrawal penalties and restrictions apply to Qualified Plan Contracts.

--------------------------------------------------------------------------------

                    ADDITIONAL INFORMATION ABOUT THE COMPANY
--------------------------------------------------------------------------------

SELECTED CONSOLIDATED FINANCIAL DATA


     The following selected consolidated financial data of the Company and its subsidiaries should be read in conjunction with the consolidated financial statements and notes thereto and Management's Discussion and Analysis of Financial Condition and Results of Operations, both of which are included in this prospectus. Certain items have been reclassified to conform to the current year's presentation.



                                                     YEARS ENDED SEPTEMBER 30,
                                  ---------------------------------------------------------------
                                     1997          1996         1995         1994         1993
                                  -----------   ----------   ----------   ----------   ----------
                                                          (IN THOUSANDS)
RESULTS OF OPERATIONS
Net investment income...........  $    73,201   $   56,843   $   50,083   $   58,996   $   48,912
Net realized investment
  losses........................      (17,394)     (13,355)      (4,363)     (33,713)     (22,247)
Fee income......................      213,146      169,505      145,105      141,753      123,567
General and administrative
  expenses......................      (98,802)     (81,552)     (64,457)     (54,363)     (50,783)
Provision for future guaranty
  fund assessments..............           --           --           --           --       (4,800)
Amortization of deferred
  acquisition costs.............      (66,879)     (57,520)     (58,713)     (44,195)     (30,825)
Annual commissions..............       (8,977)      (4,613)      (2,658)      (1,158)        (312)
                                   ----------   ----------   ----------   ----------   ----------
Pretax income...................       94,295       69,308       64,997       67,320       63,512
Income tax expense..............      (31,169)     (24,252)     (25,739)     (22,705)     (21,794)
                                   ----------   ----------   ----------   ----------   ----------
INCOME BEFORE CUMULATIVE EFFECT
  OF CHANGE IN ACCOUNTING FOR
  INCOME TAXES..................       63,126       45,056       39,258       44,615       41,718
Cumulative effect of change in
  accounting for income taxes...           --           --           --      (20,463)          --
                                   ----------   ----------   ----------   ----------   ----------
NET INCOME......................  $    63,126   $   45,056   $   39,258   $   24,152   $   41,718
                                   ==========   ==========   ==========   ==========   ==========



                                                         AT SEPTEMBER 30,
                                  ---------------------------------------------------------------
                                     1997          1996         1995         1994         1993
                                  -----------   ----------   ----------   ----------   ----------
                                                          (IN THOUSANDS)
FINANCIAL POSITION
Investments.....................  $ 2,608,301   $2,329,232   $2,114,908   $1,632,072   $2,093,100
Variable annuity assets.........    9,343,200    6,311,557    5,230,246    4,486,703    4,170,275
Deferred acquisition costs......      536,155      443,610      383,069      416,289      336,677
Other assets....................       83,283      120,136       55,474       67,062       71,337
                                   ----------   ----------   ----------   ----------   ----------
TOTAL ASSETS....................  $12,570,939   $9,204,535   $7,783,697   $6,602,126   $6,671,389
                                   ==========   ==========   ==========   ==========   ==========
Reserves for fixed annuity
  contracts.....................  $ 2,098,803   $1,789,962   $1,497,052   $1,437,488   $1,562,136
Reserves for guaranteed
  investment contracts..........      295,175      415,544      277,095           --           --
Variable annuity liabilities....    9,343,200    6,311,557    5,230,246    4,486,703    4,170,275
Other payables and accrued
  liabilities...................      155,256       96,196      227,953      195,134      495,308
                                   ----------   ----------   ----------   ----------   ----------
Subordinated notes payable to
  Parent........................       36,240       35,832       35,832       34,712       34,432
Deferred income taxes...........       67,047       70,189       73,459       64,567       38,145
Shareholder's equity............      575,218      485,255      442,060      383,522      371,093
                                   ----------   ----------   ----------   ----------   ----------
TOTAL LIABILITIES AND
  SHAREHOLDER'S EQUITY..........  $12,570,939   $9,204,535   $7,783,697   $6,602,126   $6,671,389
                                   ==========   ==========   ==========   ==========   ==========

--------------------------------------------------------------------------------


               MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL


                      CONDITION AND RESULTS OF OPERATIONS

--------------------------------------------------------------------------------


     Management's discussion and analysis of financial condition and results of operations of Anchor National Life Insurance Company (the "Company") for the three years in the period ended September 30, 1997 follows. In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company cautions readers regarding certain forward-looking statements contained in this report and in any other statements made by, or on behalf of, the Company, whether or not in future filings with the Securities and Exchange Commission (the "SEC"). Forward-looking statements are statements not based on historical information and which relate to future operations, strategies, financial results, or other developments. Statements using verbs such as "expect," "anticipate," "believe" or words of similar import generally involve forward-looking statements. Without limiting the foregoing, forward-looking statements include statements which represent the Company's beliefs concerning future levels of sales and redemptions of the Company's products, investment spreads and yields, or the earnings and profitability of the Company's activities.



     Forward-looking statements are necessarily based on estimates and assumptions that are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Company's control and many of which are subject to change. These uncertainties and contingencies could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, the Company. Whether or not actual results differ materially from forward-looking statements may depend on numerous foreseeable and unforeseeable developments. Some may be national in scope, such as general economic conditions, changes in tax law and changes in interest rates. Some may be related to the insurance industry generally, such as pricing competition, regulatory developments and industry consolidation. Others may relate to the Company specifically, such as credit, volatility and other risks associated with the Company's investment portfolio. Investors are also directed to consider other risks and uncertainties discussed in documents filed by the Company with the SEC. The Company disclaims any obligation to update forward-looking information.



RESULTS OF OPERATIONS



     NET INCOME totaled $63.1 million in 1997, compared with $45.1 million in 1996 and $39.3 million in 1995.



     PRETAX INCOME totaled $94.3 million in 1997, $69.3 million in 1996 and $65.0 million in 1995. The 36.1% improvement in 1997 over 1996 primarily resulted from increased fee income and net investment income, partially offset by higher general and administrative expenses and increased amortization of deferred acquisition costs. The 6.6% improvement in 1996 over 1995 primarily resulted from increased net investment income and significantly increased fee income, partially offset by increased net realized investment losses and additional general and administrative expenses.



     NET INVESTMENT INCOME, which is the spread between the income earned on invested assets and the interest paid on fixed annuities and other interest-bearing liabilities, increased to $73.2 million in 1997 from $56.8 million in 1996 and $50.1 million in 1995. These amounts equal 2.77% on average invested assets (computed on a daily basis) of $2.65 billion in 1997, 2.59% on average invested assets of $2.19 billion in 1996 and 2.95% on average invested assets of $1.70 billion in 1995.



     Net investment spreads include the effect of income earned on the excess of average invested assets over average interest-bearing liabilities. This excess amounted to $126.5 million in 1997, $142.9 million in 1996 and $108.4 million in 1995. The difference between the Company's yield on average invested assets and the rate paid on average interest-bearing liabilities (the "Spread Difference") was 2.51% in 1997, 2.25% in 1996 and 2.63% in 1995.

     Investment income (and the related yields on average invested assets) totaled $210.8 million (7.97%) in 1997, compared with $164.6 million (7.50%) in 1996 and $129.5 million (7.62%) in 1995. These increased yields in 1997 include the effects of a greater proportion of mortgage loans in the Company's portfolio. On average, mortgage loans have higher yields than that of the Company's overall portfolio. In addition, the Company experienced higher returns on its investments in partnerships. The increases in investment income in 1997 and 1996 also reflect increases in average invested assets.



     Partnership income increased to $6.7 million (a yield of 15.28% on related average assets of $44.0 million) in 1997, compared with $4.1 million (a yield of 10.12% on related average assets of $40.2 million) in 1996 and $5.1 million (a yield of 10.60% on related average assets of $48.4 million) in 1995. Partnership income is based upon cash distributions received from limited partnerships, the operations of which the Company does not influence. Consequently, such income is not predictable and there can be no assurance that the Company will realize comparable levels of such income in the future.



     Total interest expense equalled $137.6 million in 1997, $107.8 million in 1996 and $79.4 million in 1995. The average rate paid on all interest-bearing liabilities was 5.46% in 1997, compared with 5.25% in 1996 and 4.99% in 1995. Interest-bearing liabilities averaged $2.52 billion during 1997, compared with $2.05 billion during 1996 and $1.59 billion during 1995.



     The increases in the overall rates paid on interest-bearing liabilities during 1997 and 1996 primarily resulted from the impact of certain promotional one-year interest rates offered on the fixed account portion of the Company's Polaris variable annuity product. The increase in the overall rates paid on all interest-bearing liabilities during 1996 was also impacted by the growth in average reserves for GICs, which generally bear higher rates of interest than fixed annuity contracts. Average GIC reserves were $340.5 million in 1996 and $60.8 million in 1995. Most of the Company's GICs are variable rate and are repriced quarterly at the then-current interest rates.



     GROWTH IN AVERAGE INVESTED ASSETS since 1995 primarily reflects the sales of the Company's fixed-rate products, consisting of both fixed annuity premiums (including those for the fixed accounts of variable annuity products) and GIC premiums. Fixed annuity premiums totaled $1.10 billion in 1997, compared with $741.8 million in 1996 and $284.4 million in 1995. The premiums for the fixed accounts of variable annuities have increased primarily because of increased sales of the Company's Polaris product and greater inflows into the one-year fixed account of that product. The Company has observed that many purchasers of its variable annuity contracts allocate new premiums to the one-year fixed account and concurrently elect the option to dollar cost average into one or more variable funds. Accordingly, the Company anticipates that it will see a large portion of these premiums transferred into the variable funds.



     GIC premiums totaled $55.0 million in 1997, $135.0 million in 1996 and $275.0 million in 1995. GIC surrenders and maturities totaled $198.1 million in 1997, $16.5 million in 1996 and $1.6 million in 1995. The Company does not actively market GICs, so premiums may vary substantially from period to period. The large increase in surrenders and maturities in 1997 was primarily due to contracts maturing in 1997. The GICs issued by the Company generally guarantee the payment of principal and interest at fixed or variable rates for a term of three to five years. Contracts that are purchased by banks for their long-term portfolios, or state and local governmental entities either prohibit withdrawals or permit scheduled book value withdrawals subject to terms of the underlying indenture or agreement. GICs purchased by asset management firms for their short term portfolios either prohibit withdrawals or permit withdrawals with notice ranging from 90 to 270 days. In pricing GICs, the Company analyzes cash flow information and prices accordingly so that it is compensated for possible withdrawals prior to maturity.



     NET REALIZED INVESTMENT LOSSES totaled $17.4 million in 1997, $13.4 million in 1996 and $4.4 million in 1995. Net realized investment losses include impairment writedowns of $20.4 million in 1997, $16.0 million in 1996 and $4.8 million in 1995. Therefore, net gains from sales of investments totaled $3.0 million in 1997, $2.6 million in 1996 and $0.4 million in 1995.

     The Company sold invested assets, principally bonds and notes, aggregating $2.19 billion, $1.28 billion and $1.15 billion in 1997, 1996 and 1995, respectively. Sales of investments result from the active management of the Company's investment portfolio. Because sales of investments are made in both rising and falling interest rate environments, net gains from sales of investments fluctuate from period to period, and represent 0.11%, 0.12% and 0.02% of average invested assets for 1997, 1996 and 1995, respectively. Active portfolio management involves the ongoing evaluation of asset sectors, individual securities within the investment portfolio and the reallocation of investments from sectors that are perceived to be relatively overvalued to sectors that are perceived to be relatively undervalued. The intent of the Company's active portfolio management is to maximize total returns on the investment portfolio, taking into account credit interest-rate risk.



     Impairment writedowns reflect $15.7 million and $15.2 million of provisions applied to non-income producing land owned in Arizona in 1997 and 1996, respectively. The statutory carrying value of this land had been guaranteed by the Company's ultimate Parent, SunAmerica Inc. ("SunAmerica"). SunAmerica made capital contributions of $28.4 million and $27.4 million on December 31, 1996 and 1995, respectively, to the Company through the Company's direct parent in exchange for the termination of its guaranty with respect to this land. Accordingly, the Company reduced the carrying value of this land to estimated fair value to reflect the full termination of the guaranty. Impairment writedowns in 1995 include $3.8 million of additional provisions applied to defaulted bonds. Impairment writedowns represent 0.77%, 0.73% and 0.28% of average invested assets for 1997, 1996 and 1995, respectively. For the five years ended September 30, 1997, impairment writedowns as a percentage of average invested assets have ranged from 0.28% to 2.20% and have averaged 1.16%. Such writedowns are based upon estimates of the net realizable value of the applicable assets. Actual realization will be dependent upon future events.



     VARIABLE ANNUITY FEES are based on the market value of assets in separate accounts supporting variable annuity contracts. Such fees totaled $139.5 million in 1997, $104.0 million in 1996 and $84.2 million in 1995. These increased fees reflect growth in average variable annuity assets, principally due to the receipt of variable annuity premiums, increased market values and net exchanges into the separate accounts from the fixed accounts of variable annuity contracts, partially offset by surrenders. Variable annuity assets averaged $7.55 billion during 1997, $5.70 billion during 1996 and $4.65 billion during 1995. Variable annuity premiums, which exclude premiums allocated to the fixed accounts of variable annuity products, totaled $1.27 billion in 1997, $919.8 million in 1996 and $577.2 million in 1995. Sales of variable annuity products (which include premiums allocated to the fixed accounts) ("Variable Annuity Product Sales") amounted to $2.37 billion, $1.66 billion and $861.0 million in 1997, 1996 and 1995, respectively. Increases in Variable Annuity Product Sales are due, in part, to market share gains through enhanced distribution efforts and growing consumer demand for flexible retirement savings products that offer a variety of equity, fixed income and guaranteed fixed account investment choices. The Company has encountered increased competition in the variable annuity marketplace during recent years and anticipates that the market will remain highly competitive for the foreseeable future.



     NET RETAINED COMMISSIONS are primarily derived from commissions on the sales of nonproprietary investment products by the Company's broker-dealer subsidiary, after deducting the substantial portion of such commissions that is passed on to registered representatives. Net retained commissions totaled $39.1 million in 1997, $31.5 million in 1996 and $24.1 million in 1995. Broker-dealer sales (mainly sales of general securities, mutual funds and annuities) totaled $11.56 billion in 1997, $8.75 billion in 1996 and $5.67 billion in 1995. The increases in sales and net retained commissions reflect a greater number of registered representatives, due to the Company's ongoing recruitment of representatives and to the transfer of representatives from an affiliated broker-dealer, higher average production per representative and generally favorable market conditions. Increases in net retained commissions may not be proportionate to increases in sales primarily due to differences in sales mix.



     SURRENDER CHARGES on fixed and variable annuities totaled $5.5 million in 1997, compared with $5.2 million in 1996 and $5.9 million in 1995. Surrender charges generally are assessed on annuity withdrawals at declining rates during the first seven years of an annuity contract. Withdrawal payments, which include surrenders and lump-sum annuity benefits, totaled $1.06 billion in 1997, compared with $898.0 million in 1996 and $908.9 million in 1995. These payments represent 11.22%, 12.44% and 15.06%, respectively, of average fixed and variable annuity reserves. Withdrawals include variable annuity withdrawals from the separate accounts totaling $822.0 million in 1997, $634.1 million in 1996 and $632.1 million in 1995. Management anticipates that withdrawal rates will remain relatively stable for the foreseeable future.



     ASSET MANAGEMENT FEES, which include investment advisory fees and 12b-1 distribution fees, are based on the market value of assets managed in mutual funds by SunAmerica Asset Management Corp. Such fees totaled $25.8 million on average assets managed of $2.34 billion in 1997, $25.4 million on average assets managed of $2.14 billion in 1996 and $26.9 million on average assets managed of $2.07 billion in 1995. Asset management fees are not proportionate to average assets managed, principally due to changes in product mix. Sales of mutual funds, excluding sales of money market accounts, amounted to $454.8 million in 1997, compared with $223.4 million in 1996 and $140.2 million in 1995. Redemptions of mutual funds, excluding redemptions of money market accounts, amounted to $412.8 million in 1997, $379.9 million in 1996 and $426.5 million in 1995. The significant increases in sales during 1997 principally resulted from the introduction in November 1996 of the Company's "Style Select Series" product. Higher mutual fund sales and lower redemptions in 1996 both reflect enhanced marketing efforts and the favorable performance records of certain of the Company's mutual funds, and heightened consumer demand for equity investments generally.



     GENERAL AND ADMINISTRATIVE EXPENSES totaled $98.8 million in 1997, compared with $81.6 million in 1996 and $65.3 million in 1995. General and administrative expenses in 1997 include a $5.0 million provision for estimated programming costs associated with the year 2000. Management believes that this provision is adequate and does not anticipate any material future expenses associated with this project. General and administrative expenses remain closely controlled through a company-wide cost containment program and continue to represent less than 1% of average total assets.



     AMORTIZATION OF DEFERRED ACQUISITION COSTS totaled $66.9 million in 1997, compared with $57.5 million in 1996 and $58.7 million in 1995. The increase in amortization during 1997 was primarily due to additional fixed and variable annuity sales and the subsequent amortization of related deferred commissions and other direct selling costs. The decline in amortization for 1996 is due to lower redemptions of mutual funds from the rate experienced in 1995, partially offset by additional fixed and variable annuity and mutual fund sales in recent years and the subsequent amortization of related deferred commissions and other acquisition costs.



     ANNUAL COMMISSIONS represent renewal commissions paid quarterly in arrears to maintain the persistency of certain of the Company's variable annuity contracts. Substantially all of the Company's currently available variable annuity products allow for an annual commission payment option in return for a lower immediate commission. Annual commissions totaled $9.0 million in 1997, $4.6 million in 1996 and $2.7 million in 1995. The increase in annual commissions since 1995 reflects increased sales of annuities that offer this commission option. The Company estimates that approximately 45% of the average balances of its variable annuity products is currently subject to such annual commissions. Based on current sales, this percentage is expected to increase in future periods.



     INCOME TAX EXPENSE totaled $31.2 million in 1997, compared with $24.3 million in 1996 and $25.7 million in 1995, representing effective tax rates of 33% in 1997, 35% in 1996 and 40% in 1995. The higher effective tax rate in 1995 was due to a prior year tax settlement. Without such payment, the effective tax rate would have been 33%.



FINANCIAL CONDITION AND LIQUIDITY



     SHAREHOLDER'S EQUITY increased 18.5% to $575.2 million at September 30, 1997 from $485.3 million at September 30, 1996, primarily due to $63.1 million of net income recorded in 1997 and $18.4 million of net unrealized gains on debt and equity securities available for sale (credited directly to shareholder's equity), versus $5.5 million of net unrealized losses on such securities recorded at September 30, 1996. In addition, the Company received a contribution of capital of $28.4 million in December 1996 and paid a dividend of $25.5 million in April 1997.



     INVESTED ASSETS at year end totaled $2.61 billion in 1997, compared with $2.33 billion at year-end 1996. This 12.0% increase primarily resulted from sales of fixed annuities and the $44.7 million net unrealized gain recorded on debt and equity securities available for sale at September 30, 1997, versus the $12.7 million net unrealized loss recorded on such securities at September 30, 1996.



     The Company manages most of its invested assets internally. The Company's general investment philosophy is to hold fixed-rate assets for long-term investment. Thus, it does not have a trading portfolio. However, the Company has determined that all of its portfolio of bonds, notes and redeemable preferred stocks (the "Bond Portfolio") is available to be sold in response to changes in market interest rates, changes in relative value of asset sectors and individual securities, changes in prepayment risk, changes in the credit quality outlook for certain securities, the Company's need for liquidity and other similar factors.



     THE BOND PORTFOLIO, which comprises 76% of the Company's total investment portfolio (at amortized cost), had an aggregate fair value that exceeded its amortized cost by $43.7 million at September 30, 1997. At September 30, 1996, the amortized cost exceeded the fair value of the Bond Portfolio by $13.8 million. The net unrealized gains on the Bond Portfolio since September 30, 1996 principally reflect the lower prevailing interest rates at September 30, 1997 and the corresponding effect on the fair value of the Bond Portfolio.



     At September 30, 1997, the Bond Portfolio (at amortized cost, excluding $6.1 million of redeemable preferred stocks) included $1.82 billion of bonds rated by Standard & Poor's Corporation ("S&P"), Moody's Investors Service ("Moody's"), Duff & Phelps Credit Rating Co. ("DCR"), Fitch Investors Service, L.P. ("Fitch") or the National Association of Insurance Commissioners ("NAIC"), and $124.4 million of bonds rated by the Company pursuant to statutory ratings guidelines established by the NAIC. At September 30, 1997, approximately $1.72 billion of the Bond Portfolio was investment grade, including $650.3 million of U.S. government/agency securities and mortgage-backed securities ("MBSs").



     At September 30, 1997, the Bond Portfolio included $216.9 million (at amortized cost with a fair value of $227.2 million) of bonds that were not investment grade. Based on their September 30, 1997 amortized cost, these noninvestment-grade bonds accounted for 1.7% of the Company's total assets and 8.5% of its invested assets.



     Non-investment-grade securities generally provide higher yields and involve greater risks than investment-grade securities because their issuers typically are more highly leveraged and more vulnerable to adverse economic conditions than investment-grade issuers. In addition, the trading market for these securities is usually more limited than for investment-grade securities. The Company had no material concentrations of non-investment-grade securities at September 30, 1997.

     The following table summarizes the Company's rated bonds by rating classification as of September 30, 1997 (dollars in thousands):



                      RATED BONDS BY RATING CLASSIFICATION


                             (DOLLARS IN THOUSANDS)



                                                      ISSUES NOT RATED BY S&P/MOODY'S/
      ISSUES RATED BY S&P/MOODY'S/DCR/FITCH             DCR/FITCH, BY NAIC CATEGORY                        TOTAL
-------------------------------------------------    ----------------------------------    --------------------------------------
    S&P/(MOODY'S)/                     ESTIMATED       NAIC                   ESTIMATED                  PERCENT OF    ESTIMATED
     [DCR]/GFITCHH       AMORTIZED        FAIR       CATEGORY    AMORTIZED      FAIR       AMORTIZED      INVESTED        FAIR
      CATEGORY(1)           COST         VALUE         (2)         COST         VALUE         COST       ASSETS(3)       VALUE
----------------------   ----------    ----------    --------    ---------    ---------    ----------    ----------    ----------
AAA+ to A-
  (Aaa to A3)
  [AAA to A-]
  GAAA to A-H.........   $  935,866    $  953,440        1       $142,548     $143,940     $1,078,414       42.07%     $1,097,380
BBB+ to BBB-
  (Baal to Baa3)
  [BBB+ to BBB-]
  GBBB+ to BBB-H......      494,521       504,442        2        146,548      150,521        641,069       25.01         654,963
BB+ to BB-
  (Ba1 to Ba3)
  [BB+ to BB-]
  GBB+ to BB-H........       13,080        14,597        3         13,811       13,917         26,891        1.05          28,514
B+ to B-
  (B1 to B3)
  [B+ to B-]
  GB+ to B-H..........      163,603       170,960        4         25,777       27,089        189,380        7.39         198,049
CCC+ to C
  (Caa to C)
  [CCC]
  GCCC+ to C-H........            0             0        5              0            0              0        0.00               0
C1 to D
  [DD]
  GDH.................            0             0        6            606          606            606        0.02             606
                         ----------    ----------                --------     --------     ----------                  ----------
Total rated issues....   $1,607,070    $1,643,439                $329,290     $336,073     $1,936,360                  $1,979,512
                         ==========    ==========                ========     ========     ==========                  ==========


---------------


(1) S&P and Fitch rate debt securities in rating categories ranging from AAA (the highest) to D (in payment default). A plus (+) or minus (-) indicates the debt's relative standing within the rating category. A security rated BBB- or higher is considered investment grade. Moody's rates debt securities in rating categories ranging from Aaa (the highest) to C (extremely poor prospects of ever attaining any real investment standing). The number 1, 2 or 3 (with 1 the highest and 3 the lowest) indicates the debt's relative standing within the rating category. A security rated Baa3 or higher is considered investment grade. DCR rates debt securities in rating categories ranging from AAA (the highest) to DD (in payment default). A plus (+) or minus (-) indicates the debt's relative standing within the rating category. A security rated BBB-or higher is considered investment grade. Issues are categorized based on the highest of the S&P, Moody's, D&P and Fitch ratings if rated by multiple agencies.



(2) Bonds and short-term promissory instruments are divided into six quality categories for NAIC rating purposes, ranging from 1 (highest) to 5 (lowest) for nondefaulted bonds plus one category, 6, for bonds in or near default. These six categories correspond with the S&P/Moody's/DCR/Fitch rating groups listed above, with categories 1 and 2 considered investment grade. The NAIC categories include $124.4 million (at amortized cost) of assets that were rated by the Company pursuant to applicable NAIC rating guidelines.



(3) At amortized cost.



     Senior secured loans ("Secured Loans") are included in the Bond Portfolio and their amortized cost aggregated $329.3 million at September 30, 1997. Secured Loans are senior to subordinated debt and equity, and are secured by assets of the issuer. At September 30, 1997, Secured Loans consisted of loans to 80 borrowers spanning 28 industries, with 17% of these assets (at amortized cost) concentrated in financial institutions. No other industry concentration constituted more than 10% of these assets.



     While the trading market for Secured Loans is more limited than for publicly traded corporate debt issues, management believes that participation in these transactions has enabled the Company to improve its investment yield. As a result of restrictive financial covenants, Secured Loans involve greater risk of technical default than do publicly traded investment-grade securities. However, management believes that the risk of loss upon default for its Secured Loans is mitigated by such financial covenants and the collateral values underlying the Secured Loans. The Company's Secured Loans are rated by S&P, Moody's, DCR, Fitch, the NAIC or by the Company, pursuant to comparable statutory ratings guidelines established by the NAIC.



     MORTGAGE LOANS aggregated $339.5 million at September 30, 1997 and consisted of 73 commercial first mortgage loans with an average loan balance of approximately $4.7 million, collateralized by properties located in 21 states. Approximately 23% of this portfolio was multifamily residential, 18% was office, 14% was manufactured housing, 13% was hotels, 11% was retail, 11% was industrial and 10% was other types. At September 30, 1997, approximately 13% and 12% of this portfolio was secured by properties located in New York and California, respectively, and no more than 10% of this portfolio was secured by properties located in any other single state. At September 30, 1997, there were four mortgage loans with outstanding balances of $10 million or more, which loans collectively aggregated approximately 17% of this portfolio. At the time of their origination or purchase by the Company, virtually all mortgage loans had loan-to-value ratios of 75% or less. At September 30, 1997, approximately 23% of the mortgage loan portfolio consisted of loans with balloon payments due before October 1, 2000. During 1997, 1996 and 1995, loans delinquent by more than 90 days, foreclosed loans and restructured loans have not been significant in relation to the total mortgage loan portfolio.



     At September 30, 1997, approximately 18% of the mortgage loans were seasoned loans underwritten to the Company's standards and purchased at or near par from other financial institutions. Such loans generally have higher average interest rates than loans that could be originated today. The balance of the mortgage loan portfolio has been originated by the Company under strict underwriting standards. Commercial mortgage loans on properties such as offices, hotels and shopping centers generally represent a higher level of risk than do mortgage loans secured by multifamily residences. This greater risk is due to several factors, including the larger size of such loans and the more immediate effects of general economic conditions on these commercial property types. However, due to the seasoned nature of the Company's mortgage loan portfolio, its emphasis on multifamily loans and its strict underwriting standards, the Company believes that it has prudently managed the risk attributable to its mortgage loan portfolio while maintaining attractive yields.



     OTHER INVESTED ASSETS aggregated $143.7 million at September 30, 1997, including $46.9 million of investments in limited partnerships, $70.9 million of separate account investments and an aggregate of $25.9 million of miscellaneous investments, including policy loans, residuals and leveraged leases. The Company's limited partnership interests, accounted for by using the cost method of accounting, are invested primarily in a combination of debt and equity securities.



     ASSET-LIABILITY MATCHING is utilized by the Company to minimize the risks of interest rate fluctuations and disintermediation. The Company believes that its fixed-rate liabilities should be backed by a portfolio principally composed of fixed-rate investments that generate predictable rates of return. The Company does not have a specific target rate of return. Instead, its rates of return vary over time depending on the current interest rate environment, the slope of the yield curve, the spread at which fixed-rate investments are priced over the yield curve, and general economic conditions. Its portfolio strategy is constructed with a view to achieve adequate risk-adjusted returns consistent with its investment objectives of effective asset-liability matching, liquidity and safety. The Company's fixed-rate products incorporate surrender charges or other restrictions in order to encourage persistency. Approximately 77% of the Company's fixed annuity and GIC reserves had surrender penalties or other restrictions at September 30, 1997.



     As part of its asset-liability matching discipline, the Company conducts detailed computer simulations that model its fixed-rate assets and liabilities under commonly used stress-test interest rate scenarios. With the results of these computer simulations, the Company can measure the potential gain or loss in fair value of its interest-rate sensitive instruments and seek to protect its economic value and achieve a predictable spread between what it earns on its invested assets and what it pays on its liabilities by designing its fixed-rate products and conducting its investment operations to closely match the duration of the fixed-rate assets to that of its fixed-rate liabilities. The Company's fixed-rate assets include: cash and short-term investments; bonds, notes and redeemable preferred stocks; mortgage loans; and investments in limited partnerships that invest primarily in fixed-rate securities and are accounted for by using the cost method. At September 30, 1997, these assets had an aggregate fair value of $2.46 billion with a duration of 3.4. The Company's fixed-rate liabilities include fixed annuities and GICs. At September 30, 1997, these liabilities had an aggregate fair value (determined by discounting future contractual cash flows by related market rates of interest) of $2.32 billion with a duration of 1.3. The Company's potential exposure due to a relative 10% increase in interest rates prevalent at September 30, 1997 is a loss of approximately $31.2 million in fair value of its fixed-rate assets that is not offset by an increase in the fair value of its fixed-rate liabilities. Because the Company actively manages its assets and liabilities and has strategies in place to minimize its exposure to loss as interest rate changes occur, it expects that actual losses would be less than the estimated potential loss.



     Duration is a common option-adjusted measure for the price sensitivity of a fixed-maturity portfolio to changes in interest rates. It measures the approximate percentage change in the market value of a portfolio if interest rates change by 100 basis points, recognizing the changes in cash flows resulting from embedded options such as policy surrenders, investment prepayments and bond calls. It also incorporates the assumption that the Company will continue to utilize its existing strategies of pricing its fixed annuity and GIC products, allocating its available cash flow amongst its various investment portfolio sectors and maintaining sufficient levels of liquidity. Because the calculation of duration involves estimation and incorporates assumptions, potential changes in portfolio value indicated by the portfolio's duration will likely be different from the actual changes experienced under given interest rate scenarios, and the differences may be material.



     As a component of its asset and liability management strategy, the Company utilizes interest rate swap agreements ("Swap Agreements") to match assets and liabilities more closely. Swap Agreements are agreements to exchange with a counterparty interest rate payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) based on an underlying principal balance (notional principal) to hedge against interest rate changes. The Company currently utilizes Swap Agreements to create a hedge that effectively converts fixed-rate liabilities into floating-rate instruments. At September 30, 1997, the Company had one outstanding Swap Agreement with a notional principal amount of $15.9 million. This agreement matures in December 2024.



     The Company also seeks to provide liquidity from time to time by using reverse repurchase agreements ("Reverse Repos") and by investing in MBSs. It also seeks to enhance its spread income by using Reverse Repos. Reverse Repos involve a sale of securities and an agreement to repurchase the same securities at a later date at an agreed upon price and are generally over-collateralized. MBSs are generally investment-grade securities collateralized by large pools of mortgage loans. MBSs generally pay principal and interest monthly. The amount of principal and interest payments may fluctuate as a result of prepayments of the underlying mortgage loans.



     There are risks associated with some of the techniques the Company uses to provide liquidity, enhance its spread income and match its assets and liabilities. The primary risk associated with the Company's Reverse Repos and Swap Agreements is counterparty risk. The Company believes, however, that the counterparties to its Reverse Repos and Swap Agreements are financially responsible and that the counterparty risk associated with those transactions is minimal. In addition to counterparty risk, Swap Agreements also have interest rate risk. However, the Company's Swap Agreements typically hedge variable-rate assets or liabilities, and interest rate fluctuations that adversely affect the net cash received or paid under the terms of a Swap Agreement would be offset by increased interest income earned on the variable-rate assets or reduced interest expense paid on the variable-rate liabilities. The primary risk associated with MBSs is that a changing interest rate environment might cause prepayment of the underlying obligations at speeds slower or faster than anticipated at the time of their purchase. As part of its decision to purchase an MBS, the Company assesses the risk of prepayment by analyzing the security's projected performance over an array of interest-rate scenarios. Once an MBS is purchased, the Company monitors its actual prepayment experience monthly to reassess the relative attractiveness of the security with the intent to maximize total return.

     INVESTED ASSETS EVALUATION routinely includes a review by the Company of its portfolio of debt securities. Management identifies monthly those investments that require additional monitoring and carefully reviews the carrying values of such investments at least quarterly to determine whether specific investments should be placed on a nonaccrual basis and to determine declines in value that may be other than temporary. In making these reviews for bonds, management principally considers the adequacy of any collateral, compliance with contractual covenants, the borrower's recent financial performance, news reports and other externally generated information concerning the creditor's affairs. In the case of publicly traded bonds, management also considers market value quotations, if available. For mortgage loans, management generally considers information concerning the mortgaged property and, among other things, factors impacting the current and expected payment status of the loan and, if available, the current fair value of the underlying collateral.



     The carrying values of bonds that are determined to have declines in value that are other than temporary are reduced to net realizable value and no further accruals of interest are made. The valuation allowances on mortgage loans are based on losses expected by management to be realized on transfers of mortgage loans to real estate, on the disposition and settlement of mortgage loans and on mortgage loans that management believes may not be collectible in full. Accrual of interest is suspended when principal and interest payments on mortgage loans are past due more than 90 days.



     DEFAULTED INVESTMENTS, comprising all investments that are in default as to the payment of principal or interest, totaled $1.4 million at September 30, 1997 (at amortized cost after impairment writedowns, with a fair value of $1.4 million), including $0.5 million of bonds and notes and $0.9 million of mortgage loans. At September 30, 1997, defaulted investments constituted 0.1% of total invested assets. At September 30, 1996, defaulted investments totaled $3.1 million, including $1.6 million of bonds and notes and $1.5 million of mortgage loans, and constituted 0.1% of total invested assets.



     SOURCES OF LIQUIDITY are readily available to the Company in the form of the Company's existing portfolio of cash and short-term investments, Reverse Repo capacity on invested assets and, if required, proceeds from invested asset sales. At September 30, 1997, approximately $1.80 billion of the Company's Bond Portfolio had an aggregate unrealized gain of $46.5 million, while approximately $139.8 million of the Bond Portfolio had an aggregate unrealized loss of $2.7 million. In addition, the Company's investment portfolio currently provides approximately $22.5 million of monthly cash flow from scheduled principal and interest payments. Historically, cash flows from operations and from the sale of the Company's annuity and GIC products have been more than sufficient in amount to satisfy the Company's liquidity needs.



     Management is aware that prevailing market interest rates may shift significantly and has strategies in place to manage either an increase or decrease in prevailing rates. In a rising interest rate environment, the Company's average cost of funds would increase over time as it prices its new and renewing annuities and GICs to maintain a generally competitive market rate. Management would seek to place new funds in investments that were matched in duration to, and higher yielding than, the liabilities assumed. The Company believes that liquidity to fund withdrawals would be available through incoming cash flow, the sale of short-term or floating-rate instruments or Reverse Repos on the Company's substantial MBS segment of the Bond Portfolio, thereby avoiding the sale of fixed-rate assets in an unfavorable bond market.



     In a declining rate environment, the Company's cost of funds would decrease over time, reflecting lower interest crediting rates on its fixed annuities and GICs. Should increased liquidity be required for withdrawals, the Company believes that a significant portion of its investments could be sold without adverse consequences in light of the general strengthening that would be expected in the bond market.

--------------------------------------------------------------------------------

                                   PROPERTIES
--------------------------------------------------------------------------------


     The Company's executive offices and its principal office are in leased premises at 1 SunAmerica Center, Los Angeles, California. The Company, through an affiliate, also leases office space in Torrance, California and in Woodland Hills, California. The Company's broker-dealer and asset management subsidiaries lease offices in New York, New York.


     The Company believes that such properties, including the equipment located therein, are suitable and adequate to meet the requirements of the Company's businesses.

--------------------------------------------------------------------------------

                        DIRECTORS AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------


     The directors and principal officers of Anchor National Life Insurance Company (the "Company") as of December 23, 1997 are listed below, together with information as to their ages, dates of election and principal business occupation during the last five years (if other than their present business occupation).



                                                                           OTHER POSITIONS AND
                                                             YEAR            OTHER BUSINESS
                                       PRESENT             ASSUMED          EXPERIENCE WITHIN
        NAME           AGE           POSITION(S)          POSITION(S)       LAST FIVE YEARS**        FROM-TO
--------------------   ---    -------------------------   ----------    -------------------------   ----------
Eli Broad*             64     Chairman,                      1986       Cofounded SAI
                              Chief Executive                1994       in 1957
                              Officer and President of
                              the Company
                              Chairman, Chief                1976
                              Executive Officer and          1986
                              President of
                              SunAmerica Inc. ("SAI")
Joseph M. Tumber*      48     Executive Vice                 1996       President and Chief         1989-1995
                              President of the Company                  Executive Officer,
                              Vice Chairman of SAI           1995       Providian Capital
                                                                        Management
Jay S. Wintrob*        40     Executive Vice President       1991       Senior Vice President       1989-1991
                              of the Company                            (Joined SAI in 1987)
                              Vice Chairman of SAI           1995
James R. Belardi*      40     Senior Vice President of       1992       Vice President and          1989-1992
                              the Company                               Treasurer
                              Executive Vice President       1995       (Joined SAI in 1986)
                              of SAI
Jana Waring Greer*     45     Senior Vice President of       1991       (Joined SAI in 1974)
                              the Company and SAI
Peter McMillan, III*   40     Executive Vice President       1994       Senior Vice President,      1989-1994
                              and Chief Investment                      SunAmerica Investments,
                              Officer of SunAmerica                     Inc.
                              Investments, Inc.
Scott L. Robinson*     51     Senior Vice President of       1991       (Joined SAI in 1978)
                              the Company
                              Senior Vice President and
                              Controller of SAI
Lorin M. Fife*         44     Senior Vice President,         1994       Vice President and          1994-1995
                              General Counsel and                       General Counsel-
                              Assistant Secretary of                    Regulatory Affairs
                              the
                              Company Senior Vice                       of SAI
                              President and                             Vice President and          1989-1994
                              General Counsel-                          Associate General
                              Regulatory Affairs             1995       Counsel of SAI
                              of SAI                                    (Joined SAI in 1989)

                                                                           OTHER POSITIONS AND
                                                             YEAR            OTHER BUSINESS
                                       PRESENT             ASSUMED          EXPERIENCE WITHIN
        NAME           AGE           POSITION(S)          POSITION(S)       LAST FIVE YEARS**        FROM-TO
--------------------   ---    -------------------------   ----------    -------------------------   ----------
Susan L. Harris*       40     Senior Vice President and      1994       Vice President,             1994-1995
                              Secretary of the                          General Counsel-
                              Company Senior Vice                       Corporate Affairs and
                              President, General                        Secretary of SAI
                              Counsel-Corporate Affairs      1995       Vice President,             1989-1994
                              and Secretary of SAI                      Associate General
                                                                        Counsel and Secretary
                                                                        of SAI (Joined SAI
                                                                        in 1985)
James Rowan*           35     Senior Vice President          1996       Vice President              1993-1995
                              of the Company                            Assistant to the            1992
                              Senior Vice President                     Chairman
                              of SAI                         1995       Senior Vice President,      1990-1992
                                                                        Security Pacific Corp.
N. Scott Gillis        44     Senior Vice President          1994       Vice President and          1989-1994
                              and Controller of the                     Controller, SunAmerica
                              Company                                   Life Companies ("SLC")
                              Vice President of SAI          1997       (Joined SAI in 1985)
Edwin R. Reoliquio     40     Senior Vice President          1995       Vice President              1990-1995
                              and Chief Actuary                         Actuary, SLC
                              of the Company
Victor E. Akin         33     Senior Vice President          1996       Vice President, SLC         1995-1996
                              of the Company                            Director, Product
                                                                        Development, SLC            1994-1995
                                                                        Manager, Business
                                                                        Development, SLC            1993-1994
                                                                        Actuary, Milliman &
                                                                        Robertson Consultant,       1992-1993
                                                                        Chalke Inc.                 1991-1992
Scott H. Richland      35     Vice President and             1994       Vice President              1994-1995
                              Treasurer                      1995       and Asst. Treasurer
                              of the Company                            Vice President and          1995-1997
                              Senior Vice President          1997       Treasurer of SAI
                              and Treasurer of SAI                      Vice President and          1994-1995
                                                                        Asst. Treasurer of SAI
                                                                        Asst. Treasurer of SAI      1993-1994
                                                                        Director, SunAmerica        1990-1993
                                                                        Investments, Inc. (Joined
                                                                        SAI in 1990)


---------------


 * Also serves as a director



** Unless otherwise indicated, officers and positions are with SunAmerica Inc.

--------------------------------------------------------------------------------

                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

     All of the executive officers of the Company also serve as employees of SunAmerica Inc. or its affiliates and receive no compensation directly from the Company. Some of the officers also serve as officers of other companies affiliated with the Company. Allocations have been made as to each individual's time devoted to his or her duties as an executive officer of the Company.


     The following table shows the cash compensation paid or earned, based on these allocations, to the chief executive officer and top four executive officers of the Company whose allocated compensation exceeds $100,000 and to all executive officers of the Company as a group for services rendered in all capacities to the Company during 1997:



         NAME OF INDIVIDUAL OR                        CAPACITIES IN               ALLOCATED CASH
            NUMBER IN GROUP                            WHICH SERVED                COMPENSATION
----------------------------------------    ----------------------------------    --------------
Eli Broad                                   Chairman, Chief Executive               $1,438,587
                                            Officer and President
Joseph M. Tumbler                           Executive Vice President                   835,680
Jay S. Wintrob                              Executive Vice President                   837,376
James R. Belardi                            Senior Vice President                      357,144
Jana W. Greer                               Senior Vice President                      630,854
All Executive Officers as a Group(14)                                               $5,769,122
                                                                                  ============


     Directors of the Company who are also employees of SunAmerica Inc. or its affiliates receive no compensation in addition to their compensation as employees of SunAmerica Inc. or its affiliates.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


     No shares of the Company are owned by any executive officer or director. The Company is an indirect wholly owned subsidiary of SunAmerica Inc. Except for Mr. Broad, the percentage of shares of SunAmerica Inc. beneficially owned by any director does not exceed one percent of the class outstanding. At December 15, 1997, Mr. Broad was the beneficial owner of 10,706,006 shares of Common Stock (5.68% of the class outstanding) and 13,740,441 shares of Class B Common Stock (84.40% of the class outstanding). Of the Common Stock, 1,063,773 shares represent restricted shares granted under the Company's employee stock plans as to which Mr. Broad has no investment power; and 6,949,512 shares represent employee stock options held by Mr. Broad which are or will become exercisable on or before February 15, 1998 and as to which he has no voting or investment power. Of the Class B Stock, 12,684,210 shares are held directly by Mr. Broad; and 1,056,231 shares are registered in the name of a corporation as to which Mr. Broad exercises sole voting and dispositive powers. At December 15, 1997, all directors and officers as a group beneficially owned 14,338,041 shares of Common Stock (7.64% of the class outstanding) and 13,740,441 shares of Class B Common Stock (84.40% of the class outstanding). All share numbers reflect a 3-for-2 stock split paid in the form of a stock dividend on August 29, 1997 to holders of record on August 20, 1997.

--------------------------------------------------------------------------------

                                STATE REGULATION
--------------------------------------------------------------------------------


     The Company is subject to regulation and supervision by the insurance regulatory agencies of the states in which it is authorized to transact business. State insurance laws establish supervisory agencies with broad administrative and supervisory powers. Principal among these powers are granting and revoking licenses to transact business, regulating marketing and other trade practices, operating guaranty associations, licensing agents, approving policy forms, regulating certain premium rates, regulating insurance holding company systems, establishing reserve requirements, prescribing the form and content of required financial statements and reports, performing financial, market conduct and other examinations, determining the reasonableness and adequacy of statutory capital and surplus, defining acceptable accounting principles, regulating the type, valuation and amount of investments permitted, and limiting the amount of dividends that can be paid and the size of transactions that can be consummated without first obtaining regulatory approval.



     During the last decade, the insurance regulatory framework has been placed under increased scrutiny by various states, the federal government and the NAIC. Various states have considered or enacted legislation that changes, and in many cases increases, the states' authority to regulate insurance companies. Legislation has been introduced from time to time in Congress that could result in the federal government assuming some role in the regulation of insurance companies or allowing combinations between insurance companies, banks and other entities. In recent years, the NAIC has approved and recommended to the states for adoption and implementation several regulatory initiatives designed to reduce the risk of insurance company insolvencies and market conduct violations. These initiatives include investment reserve requirements, risk-based capital standards, codification of insurance accounting principles, new investment standards and restrictions on an insurance company's ability to pay dividends to its stockholders. The NAIC is also currently developing model laws relating to product design and illustrations for annuity products. Current proposals are still being debated and the Company is monitoring developments in this area and the effects any changes would have on the Company.



     SunAmerica Asset Management is registered with the SEC as a registered investment advisor under the Investment Advisors Act of 1940. The mutual funds that it markets are subject to regulation under the Investment Company Act of 1940. SunAmerica Asset Management and the mutual funds are subject to regulation and examination by the SEC. In addition, variable annuities and the related separate accounts of the Company are subject to regulation by the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933 and the Investment Company Act of 1940.



     The Company's broker-dealer subsidiary is subject to regulation and supervision by the states in which it transacts business, as well as by the SEC and the National Association of Securities Dealers ("NASD"). The NASD has broad administrative and supervisory powers relative to all aspects of business and may examine the subsidiary's business and accounts at any time.


--------------------------------------------------------------------------------

                                   CUSTODIAN
--------------------------------------------------------------------------------

     Chase Manhattan Bank, 270 Park Avenue, New York, New York 10017, serves as the custodian of the assets of the Separate Account.

--------------------------------------------------------------------------------

                               LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

     The Company is involved in various kinds of litigation common to its businesses. These cases are in various stages of development and, based on reports of counsel, management believes that provisions made for potential losses are adequate and any further liabilities and costs will not have a material adverse impact upon the Company's financial position or results of operations.

--------------------------------------------------------------------------------

                            REGISTRATION STATEMENTS
--------------------------------------------------------------------------------

     Registration statements have been filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 as amended, with respect to the Contracts offered by this prospectus. This prospectus does not contain all the information set forth in the registration statements and the exhibits filed as part of the registration statements, to all of which reference is hereby made for further information concerning the Separate Account, the General Account, the Company, the Underlying Funds, the Contract and the Certificates. Statements found in this prospectus as to the terms of the Contracts, the Certificates and other legal instruments are summaries, and reference is made to such instruments as filed.

--------------------------------------------------------------------------------

                            INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


     The financial statements of Anchor National Life Insurance Company as of September 30, 1997 and 1996 and for each of the three years in the period ended September 30, 1997 included in this Prospectus have been so included in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


--------------------------------------------------------------------------------

               ADDITIONAL INFORMATION ABOUT THE SEPARATE ACCOUNT
--------------------------------------------------------------------------------

     Additional information concerning the operations of the Separate Account is contained in a Statement of Additional Information, which is available without charge upon written request addressed to the Company at its Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299 or by calling
(800)90-VISTA. The contents of the Statement of Additional Information are tabulated below.

                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
Performance Data......................................................................     3
Annuity Payments......................................................................     5
Annuity Unit Values...................................................................     6
Qualified Plans.......................................................................     9
Distribution of Contracts.............................................................    10
Financial Statements..................................................................    11

--------------------------------------------------------------------------------

                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The financial statements of the Company which are included in this prospectus should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the General Account and with respect to the death benefit and the Company's assumption of the mortality and expense risks and the risk that the Withdrawal Charge will be insufficient to cover the cost of distributing the Contracts. They should not be considered as bearing on the investment performance of the Underlying Fund shares held in the Portfolios of the Separate Account. The value of the interests of Owners, Participants, Annuitants, payees and Beneficiaries under the variable portion of the Contracts is affected primarily by the investment results of the Underlying Funds.

                       REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors and Shareholder of


Anchor National Life Insurance Company



     In our opinion, the accompanying consolidated balance sheet and the related consolidated income statement and statement of cash flows present fairly, in all material respects, the financial position of Anchor National Life Insurance Company and its subsidiaries at September 30, 1997 and 1996, and the results of their operations and their cash flows for each of the three years in the period ended September 30, 1997, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.



Price Waterhouse LLP


Los Angeles, California



November 7, 1997

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY



                           CONSOLIDATED BALANCE SHEET



                                                                      SEPTEMBER 30,
                                                            ----------------------------------
                                                                 1997                1996
                                                            ---------------     --------------
ASSETS
INVESTMENTS:
  Cash and short-term investments.........................  $   113,580,000     $  122,058,000
  Bonds, notes and redeemable preferred stocks:
     Available for sale, at fair value (amortized cost:
       1997, $1,942,485,000; 1996, $2,001,024,000)........    1,986,194,000      1,987,271,000
  Mortgage loans..........................................      339,530,000         98,284,000
  Common stocks, at fair value (cost: 1997, $271,000;
     1996, $2,911,000)....................................        1,275,000          3,970,000
  Real estate.............................................       24,000,000         39,724,000
  Other invested assets...................................      143,722,000         77,925,000
                                                             --------------      -------------
  Total investments.......................................    2,608,301,000      2,329,232,000
Variable annuity assets...................................    9,343,200,000      6,311,557,000
Receivable from brokers for sales of securities...........               --         52,348,000
Accrued investment income.................................       21,759,000         19,675,000
Deferred acquisition costs................................      536,155,000        443,610,000
Other assets..............................................       61,524,000         48,113,000
                                                             --------------      -------------
TOTAL ASSETS..............................................  $12,570,939,000     $9,204,535,000
                                                             ==============      =============

LIABILITIES AND SHAREHOLDER'S EQUITY
Reserves, payables and accrued liabilities:
  Reserves for fixed annuity contracts....................  $ 2,098,803,000     $1,789,962,000
  Reserves for guaranteed investment contracts............      295,175,000        415,544,000
  Payable to brokers for purchases of securities..........          263,000                 --
  Income taxes currently payable..........................       32,265,000         21,486,000
  Other liabilities.......................................      122,728,000         74,710,000
                                                             --------------      -------------
  Total reserves, payables and accrued liabilities........    2,549,234,000      2,301,702,000
                                                             --------------      -------------
Variable annuity liabilities..............................    9,343,200,000      6,311,557,000
                                                             --------------      -------------
Subordinated notes payable to Parent......................       36,240,000         35,832,000
                                                             --------------      -------------
Deferred income taxes.....................................       67,047,000         70,189,000
                                                             --------------      -------------
Shareholder's equity:
  Common Stock............................................        3,511,000          3,511,000
  Additional paid-in capital..............................      308,674,000        280,263,000
  Retained earnings.......................................      244,628,000        207,002,000
  Net unrealized gains (losses) on debt and equity
     securities available for sale........................       18,405,000         (5,521,000)
                                                             --------------      -------------
  Total shareholder's equity..............................      575,218,000        485,255,000
                                                             --------------      -------------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY................  $12,570,939,000     $9,204,535,000
                                                             ==============      =============



                            See accompanying notes.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY



                         CONSOLIDATED INCOME STATEMENT



                                                          YEARS ENDED SEPTEMBER 30,
                                              --------------------------------------------------
                                                  1997               1996               1995
                                              -------------      -------------      ------------
Investment income..........................   $ 210,759,000      $ 164,631,000      $129,466,000
                                              -------------      -------------      ------------
Interest expense on:
  Fixed annuity contracts..................    (109,217,000)       (82,690,000)      (72,975,000)
  Guaranteed investment contracts..........     (22,650,000)       (19,974,000)       (3,733,000)
  Senior indebtedness......................      (2,549,000)        (2,568,000)         (227,000)
  Subordinated notes payable to Parent.....      (3,142,000)        (2,556,000)       (2,448,000)
                                              -------------      -------------      ------------
  Total interest expense...................    (137,558,000)      (107,788,000)      (79,383,000)
                                              -------------      -------------      ------------
NET INVESTMENT INCOME......................      73,201,000         56,843,000        50,083,000
                                              -------------      -------------      ------------
NET REALIZED INVESTMENT LOSSES.............     (17,394,000)       (13,355,000)       (4,363,000)
                                              -------------      -------------      ------------
Fee income:
  Variable annuity fees....................     139,492,000        103,970,000        84,171,000
  Net retained commissions.................      39,143,000         31,548,000        24,108,000
  Surrender charges........................       5,529,000          5,184,000         5,889,000
  Asset management fees....................      25,764,000         25,413,000        26,935,000
  Other fees...............................       3,218,000          3,390,000         4,002,000
                                              -------------      -------------      ------------
TOTAL FEE INCOME...........................     213,146,000        169,505,000       145,105,000
                                              -------------      -------------      ------------
GENERAL AND ADMINISTRATIVE EXPENSES........     (98,802,000)       (81,552,000)      (64,457,000)
                                              -------------      -------------      ------------
AMORTIZATION OF DEFERRED ACQUISITION
  COSTS....................................     (66,879,000)       (57,520,000)      (58,713,000)
                                              -------------      -------------      ------------
ANNUAL COMMISSIONS.........................      (8,977,000)        (4,613,000)       (2,658,000)
                                              -------------      -------------      ------------
PRETAX INCOME..............................      94,295,000         69,308,000        64,997,000
Income tax expense.........................     (31,169,000)       (24,252,000)      (25,739,000)
                                              -------------      -------------      ------------
NET INCOME.................................   $  63,126,000      $  45,056,000      $ 39,258,000
                                              =============      =============      ============



                             See accompanying notes

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY



                      CONSOLIDATED STATEMENT OF CASH FLOWS



                                                                               YEARS ENDED SEPTEMBER 30,
                                                                 -----------------------------------------------------
                                                                      1997               1996               1995
                                                                 ---------------    ---------------    ---------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income..................................................   $    63,126,000    $    45,056,000    $    39,258,000
  Adjustments to reconcile net income to net cash provided by operating activities:
      Interest credited to:
         Fixed annuity contracts..............................       109,217,000         82,690,000         72,975,000
         Guaranteed investment contracts......................        22,650,000         19,974,000          3,733,000
         Net realized investment losses.......................        17,394,000         13,355,000          4,363,000
         Accretion of net discounts on investments............       (18,576,000)        (8,976,000)        (6,865,000)
         Amortization of goodwill.............................         1,187,000          1,169,000          1,168,000
         Provision for deferred income taxes..................       (16,024,000)        (3,351,000)        (1,489,000)
  Change in:
    Accrued investment income.................................        (2,084,000)        (5,483,000)         3,373,000
    Deferred acquisition costs................................      (113,145,000)       (60,941,000)        (7,180,000)
    Other assets..............................................       (14,598,000)        (8,000,000)         7,047,000
    Income taxes currently payable............................        10,779,000          5,766,000          3,389,000
    Other liabilities.........................................        14,187,000          5,474,000          4,063,000
  Other, net..................................................           418,000           (129,000)             7,000
                                                                   -------------      -------------      -------------
NET CASH PROVIDED BY OPERATING ACTIVITIES.....................        74,531,000         86,604,000        123,842,000
                                                                   -------------      -------------      -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Premium receipts on:
    Fixed annuity contracts...................................     1,097,937,000        651,649,000        245,320,000
    Guaranteed investment contracts...........................        55,000,000        134,967,000        275,000,000
  Net exchanges to (from) the fixed accounts of variable
    annuity contracts.........................................      (620,367,000)      (236,705,000)        10,475,000
  Withdrawal payments on:
    Fixed annuity contracts...................................      (242,589,000)      (173,489,000)      (237,977,000)
    Guaranteed investment contracts...........................      (198,062,000)       (16,492,000)        (1,638,000)
  Claims and annuity payments on fixed annuity contracts......       (35,731,000)       (31,107,000)       (31,237,000)
  Net receipts from (repayments of) other short-term
    financings................................................        34,239,000       (119,712,000)         3,202,000
  Capital contribution received...............................        28,411,000         27,387,000                 --
  Dividends paid..............................................       (25,500,000)       (29,400,000)                --
                                                                   -------------      -------------      -------------
NET CASH PROVIDED BY FINANCING ACTIVITIES.....................        93,338,000        207,098,000        263,145,000
                                                                   -------------      -------------      -------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of:
    Bonds, notes and redeemable preferred stocks..............   $(2,566,211,000)   $(1,937,890,000)   $(1,556,586,000)
    Mortgage loans............................................      (266,771,000)       (15,000,000)                --
    Other investments, excluding short-term investments.......       (75,556,000)       (36,770,000)       (13,028,000)
  Sales of:
    Bonds, notes and redeemable preferred stocks..............     2,299,063,000      1,241,928,000      1,026,078,000
    Real estate...............................................                --            900,000         36,813,000
    Other investments, excluding short-term investments.......         6,421,000          4,937,000          5,130,000
  Redemptions and maturities of:
    Bonds, notes and redeemable preferred stocks..............       376,847,000        288,969,000        178,688,000
    Mortgage loans............................................        25,920,000         11,324,000         14,403,000
    Other investments, excluding short-term investments.......        23,940,000         20,749,000         13,286,000
                                                                   -------------      -------------      -------------
NET CASH USED BY INVESTING ACTIVITIES.........................      (176,347,000)      (420,853,000)      (295,216,000)
                                                                   -------------      -------------      -------------
NET INCREASE (DECREASE) IN CASH AND SHORT-TERM INVESTMENTS....        (8,478,000)      (127,151,000)        91,771,000
CASH AND SHORT-TERM INVESTMENTS AT BEGINNING OF PERIOD........       122,058,000        249,209,000        157,438,000
                                                                   -------------      -------------      -------------
CASH AND SHORT-TERM INVESTMENTS AT END OF PERIOD..............   $   113,580,000    $   122,058,000    $   249,209,000
                                                                   =============      =============      =============
SUPPLEMENTAL CASH FLOW INFORMATION:
  Interest paid on indebtedness...............................   $     7,032,000    $     5,982,000    $     3,235,000
                                                                   =============      =============      =============
  Net income taxes paid.......................................   $    36,420,000    $    22,031,000    $    23,656,000
                                                                   =============      =============      =============



                            See accompanying notes.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY



                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



1. NATURE OF OPERATIONS



     Anchor National Life Insurance Company (the "Company") is a wholly owned indirect subsidiary of SunAmerica, Inc. (the "Parent"). The Company is an Arizona-domiciled life insurance company and conducts its business through three segments: annuity operations, asset management and broker-dealer operations. Annuity operations include the sale and administration of fixed and variable annuities and guaranteed investment contracts. Asset management, which includes the sale and management of mutual funds, is conducted by SunAmerica Asset Management Corp. Broker-dealer operations include the sale of securities and financial services products, and are conducted by Royal Alliance Associates, Inc.



     The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest; strength, weakness and volatility of equity markets; and terms and conditions of competing financial products. The Company is exposed to the typical risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration of its assets and liabilities, monitoring and limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income in the case of assets managed in mutual funds and held in separate accounts.



2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES



     BASIS OF PRESENTATION: The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles and include the accounts of the Company and all of its wholly owned subsidiaries. All significant intercompany accounts and transactions are eliminated in consolidation. Certain prior period amounts have been reclassified to conform with the 1997 presentation.



     The preparation of financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.



     INVESTMENTS: Cash and short-term investments primarily include cash, commercial paper, money market investments, repurchase agreements and short-term bank participations. All such investments are carried at cost plus accrued interest, which approximates fair value, have maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.



     Bonds, notes and redeemable preferred stocks available for sale and common stocks are carried at aggregate fair value and changes in unrealized gains or losses, net of tax, are credited or charged directly to shareholder's equity. Bonds, notes and redeemable preferred stocks are reduced to estimated net realizable value when necessary for declines in value considered to be other than temporary. Estimates of net realizable value are subjective and actual realization will be dependent upon future events.



     Mortgage loans are carried at amortized unpaid balances, net of provisions for estimated losses. Real estate is carried at the lower of cost or fair value. Other invested assets include investments in limited partnerships, which are accounted for by using the cost method of accounting; separate account investments; leveraged leases; policy loans, which are carried at unpaid balances; and collateralized mortgage obligation residuals.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY



                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


     Realized gains and losses on the sale of investments are recognized in operations at the date of sale and are determined using the specific cost identification method. Premiums and discounts on investments are amortized to investment income using the interest method over the contractual lives of the investments.



     INTEREST RATE SWAP AGREEMENTS: The net differential to be paid or received on interest rate swap agreements ("Swap Agreements") entered into to reduce the impact of changes in interest rates is recognized over the lives of the agreements, and such differential is classified as Interest Expense in the income statement. All outstanding Swap Agreements are designated as hedges and, therefore, are not marked to market. However, in the event that a hedged asset/liability were to be sold or repaid before the related Swap Agreement matures, the Swap Agreement would be marked to market and any gain/loss classified with any gain/loss realized on the disposition of the hedged asset/liability. Subsequently, the Swap Agreement would be marked to market and the resulting change in fair value would be included in Investment Income in the income statement. In the event that a Swap Agreement that is designated as a hedge were to be terminated before its contractual maturity, any resulting gain/loss would be credited/charged to the carrying value of the asset/liability that it hedged.



     DEFERRED ACQUISITION COSTS: Policy acquisition costs are deferred and amortized, with interest, in relation to the incidence of estimated gross profits to be realized over the estimated lives of the annuity contracts. Estimated gross profits are composed of net interest income, net realized investment gains and losses, variable annuity fees, surrender charges and direct administrative expenses. Costs incurred to sell mutual funds are also deferred and amortized over the estimated lives of the funds obtained. Deferred acquisition costs consist of commissions and other costs that vary with, and are primarily related to, the production or acquisition of new business.



     As debt and equity securities available for sale are carried at aggregate fair value, an adjustment is made to deferred acquisition costs equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains or losses on debt and equity securities available for sale that is credited or charged directly to shareholder's equity. Deferred Acquisition Costs have been decreased by $16,400,000 at September 30, 1997 and increased by $4,200,000 at September 30, 1996 for this adjustment.



     VARIABLE ANNUITY ASSETS AND LIABILITIES: The assets and liabilities resulting from the receipt of variable annuity premiums are segregated in separate accounts. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in Variable Annuity Fees in the income statement.



     GOODWILL: Goodwill, amounting to $18,311,000 at September 30, 1997, is amortized by using the straight-line method over periods averaging 25 years and is included in Other Assets in the balance sheet. Goodwill is evaluated for impairment when events or changes in economic conditions indicate that the carrying amount may not be recoverable.



     CONTRACTHOLDER RESERVES: Contractholder reserves for fixed annuity contracts and guaranteed investment contracts are accounted for as investment-type contracts in accordance with Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," and are recorded at accumulated value (premiums received, plus accrued interest, less withdrawals and assessed fees).



     FEE INCOME: Variable annuity fees, asset management fees and surrender charges are recorded in income as earned. Net retained commissions are recognized as income on a trade-date basis.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY



                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


     INCOME TAXES: The Company is included in the consolidated federal income tax return of the Parent and files as a "life insurance company" under the provisions of the Internal Revenue Code of 1986. Income taxes have been calculated as if the Company filed a separate return. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.



3. INVESTMENTS



     The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks available for sale by major category follow:



                                                                          ESTIMATED
                                                         AMORTIZED           FAIR
                                                            COST            VALUE
                                                       --------------   --------------
        AT SEPTEMBER 30, 1997:
          Securities of the United States
             Government..............................  $   18,496,000   $   18,962,000
          Mortgage-backed securities.................     636,018,000      649,196,000
          Securities of public utilities.............      22,792,000       22,893,000
          Corporate bonds and notes..................     984,573,000    1,012,559,000
          Redeemable preferred stocks................       6,125,000        6,681,000
          Other debt securities......................     274,481,000      275,903,000
                                                       --------------   --------------
          Total available for sale...................  $1,942,485,000   $1,986,194,000
                                                       ==============   ==============
        AT SEPTEMBER 30, 1996:
          Securities of the United States
             Government..............................  $  311,458,000   $  304,538,000
          Mortgage-backed securities.................     747,653,000      741,876,000
          Securities of public utilities.............       3,684,000        3,672,000
          Corporate bonds and notes..................     590,071,000      591,148,000
          Redeemable preferred stocks................       9,064,000        8,664,000
          Other debt securities......................     339,094,000      337,373,000
                                                       --------------   --------------
          Total available for sale...................  $2,001,024,000   $1,987,271,000
                                                       ==============   ==============



     The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks available for sale by contractual maturity, as of September 30, 1997, follow:



                                                                          ESTIMATED
                                                         AMORTIZED           FAIR
                                                            COST            VALUE
                                                       --------------   --------------
        Due in one year or less......................  $   19,067,000   $   20,575,000
        Due after one year through five years........     277,350,000      281,296,000
        Due after five years through ten years.......     631,083,000      650,242,000
        Due after ten years..........................     378,967,000      384,885,000
        Mortgage-backed securities...................     636,018,000      649,196,000
                                                       --------------   --------------
        Total available for sale.....................  $1,942,485,000   $1,986,194,000
                                                       ==============   ==============



     Actual maturities of bonds, notes and redeemable preferred stocks will differ from those shown above due to prepayments and redemptions.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY



                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



3. INVESTMENTS (CONTINUED)


     Gross unrealized gains and losses on bonds, notes and redeemable preferred stocks available for sale by major category follow:



                                                               GROSS          GROSS
                                                            UNREALIZED      UNREALIZED
                                                               GAINS          LOSSES
                                                            -----------    ------------
        AT SEPTEMBER 30, 1997:
          Securities of the United States Government.....   $   498,000    $    (32,000)
          Mortgage-backed securities.....................    14,998,000      (1,820,000)
          Securities of public utilities.................       141,000         (40,000)
          Corporate bonds and notes......................    28,691,000        (705,000)
          Redeemable preferred stocks....................       556,000              --
          Other debt securities..........................     1,569,000        (147,000)
                                                            -----------    ------------
          Total available for sale.......................   $46,453,000    $ (2,744,000)
                                                            ===========    ============
        AT SEPTEMBER 30, 1996:
          Securities of the United States Government.....   $   284,000    $ (7,204,000)
          Mortgage-backed securities.....................     7,734,000     (13,511,000)
          Securities of public utilities.................         1,000         (13,000)
          Corporate bonds and notes......................    11,709,000     (10,632,000)
          Redeemable preferred stocks....................        16,000        (416,000)
          Other debt securities..........................       431,000      (2,152,000)
                                                            -----------    ------------
          Total available for sale.......................   $20,175,000    $(33,928,000)
                                                            ===========    ============



     At September 30, 1997, gross unrealized gains on equity securities available for sale aggregated $1,004,000 and there were no unrealized losses. At September 30, 1996, gross unrealized gains on equity securities available for sale aggregated $1,368,000 and gross unrealized losses aggregated $309,000.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3. INVESTMENTS (CONTINUED)

     Gross realized investment gains and losses on sales of investments are as follows:



                                                              YEARS ENDED SEPTEMBER 30,
                                                     --------------------------------------------
                                                         1997            1996            1995
                                                     ------------    ------------    ------------
BONDS, NOTES AND REDEEMABLE
  PREFERRED STOCKS:
  Available for sale:
     Realized gains...............................   $ 22,179,000    $ 14,532,000    $ 15,983,000
     Realized losses..............................    (25,310,000)    (10,432,000)    (21,842,000)
  Held for investment:
     Realized gains...............................             --              --       2,413,000
     Realized losses..............................             --              --        (586,000)
COMMON STOCKS:
  Realized gains..................................      4,002,000         511,000         994,000
  Realized losses.................................       (312,000)     (3,151,000)       (114,000)
OTHER INVESTMENTS:
  Realized gains..................................      2,450,000       1,135,000       3,561,000
  Realized losses.................................             --              --         (12,000)
IMPAIRMENT WRITEDOWNS.............................    (20,403,000)    (15,950,000)     (4,760,000)
                                                     ------------    ------------    ------------
Total net realized investment losses..............   $(17,394,000)   $(13,355,000)   $ (4,363,000)
                                                     ============    ============    ============



     The sources and related amounts of investment income are as follows:



                                                              YEARS ENDED SEPTEMBER 30,
                                                     --------------------------------------------
                                                         1997            1996            1995
                                                     ------------    ------------    ------------
Short-term investments............................   $ 11,780,000    $ 10,647,000    $  8,308,000
Bonds, notes and redeemable preferred stocks......    163,038,000     140,387,000     107,643,000
Mortgage loans....................................     17,632,000       8,701,000       7,419,000
Common stocks.....................................         16,000           8,000           3,000
Real estate.......................................       (296,000)       (196,000)        (51,000)
Limited partnerships..............................      6,725,000       4,073,000       5,128,000
Other invested assets.............................     11,864,000       1,011,000       1,016,000
                                                     ------------    ------------    ------------
  Total investment income.........................   $210,759,000    $164,631,000    $129,466,000
                                                     ============    ============    ============



     Expenses incurred to manage the investment portfolio amounted to $2,050,000 for the year ended September 30, 1997, $1,737,000 for the year ended September 30, 1996, and $1,983,000 for the year ended September 30, 1995 and are included in General and Administrative Expenses in the income statement.



     At September 30, 1997, no investment exceeded 10% of the Company's consolidated shareholder's equity.



     At September 30, 1997, mortgage loans were collateralized by properties located in 21 states, with loans totaling approximately 13% of the aggregate carrying value of the portfolio secured by properties located in New York and approximately 12% by properties located in California. No more than 10% of the portfolio was secured by properties in any other single state.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3. INVESTMENTS (CONTINUED)

     At September 30, 1997, bonds, notes and redeemable preferred stocks included $216,877,000 (fair value of $227,169,000) of bonds and notes not rated investment grade. The Company had no material concentrations of noninvestment-grade assets at September 30, 1997.



     At September 30, 1997, the amortized cost of investments in default as to the payment of principal or interest was $1,378,000, consisting of $500,000 of non-investment-grade bonds and $878,000 of mortgage loans. Such nonperforming investments had an estimated fair value of $1,378,000.



     As a component of its asset and liability management strategy, the Company utilizes Swap Agreements to match assets more closely to liabilities. Swap Agreements are agreements to exchange with a counterparty interest rate payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) based on an underlying principal balance (notional principal) to hedge against interest rate changes. The Company typically utilizes Swap Agreements to create a hedge that effectively converts floating-rate assets and liabilities to fixed-rate instruments. At September 30, 1997, the Company had one outstanding Swap Agreement with a notional principal amount of $15.9 million, which matures in December, 2024. The net interest paid amounted to $0.1 million for the year ended September 30, 1997, and is included in Interest Expense on Guaranteed Investment Contracts in the income statement.



     At September 30, 1997, $5,276,000 of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.



4. FAIR VALUE OF FINANCIAL INSTRUMENTS



     The following estimated fair value disclosures are limited to reasonable estimates of the fair value of only the Company's financial instruments. The disclosures do not address the value of the Company's recognized and unrecognized nonfinancial assets (including its real estate investments and other invested assets except for cost-method partnerships) and liabilities or the value of anticipated future business. The Company does not plan to sell most of its assets or settle most of its liabilities at these estimated fair values.



     The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Selling expenses and potential taxes are not included. The estimated fair value amounts were determined using available market information, current pricing information and various valuation methodologies. If quoted market prices were not readily available for a financial instrument, management determined an estimated fair value. Accordingly, the estimates may not be indicative of the amounts the financial instruments could be exchanged for in a current or future market transaction.



     The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:



     CASH AND SHORT TERM INVESTMENTS: Carrying value is considered to be a reasonable estimate of fair value.



     BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.



     MORTGAGE LOANS: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


4. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)


     COMMON STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.



     COST-METHOD PARTNERSHIPS: Fair value of limited partnerships accounted for by using the cost method is based upon the fair value of the net assets of the partnerships as determined by the general partners.



     VARIABLE ANNUITY ASSETS: Variable annuity assets are carried at the market value of the underlying securities.



     RECEIVABLE FROM (PAYABLE TO) BROKERS FOR SALES (PURCHASES) OF
SECURITIES: Such obligations represent net transactions of a short-term nature for which the carrying value is considered a reasonable estimate of fair value.



     RESERVES FOR FIXED ANNUITY CONTRACTS: Deferred annuity contracts and single premium life contracts are assigned a fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of future cash flows at current pricing rates.



     RESERVES FOR GUARANTEED INVESTMENT CONTRACTS: Fair value is based on the present value of future cash flows at current pricing rates and is net of the estimated fair value of hedging Swap Agreements, determined from independent broker quotes.



     VARIABLE ANNUITY LIABILITIES: Fair values of contracts in the accumulation phase are based on net surrender values. Fair values of contracts in the payout phase are based on the present value of future cash flows at assumed investment rates.



     SUBORDINATED NOTES PAYABLE TO PARENT: Fair value is estimated based on the quoted market prices for similar issues.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


4. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)


     The estimated fair values of the Company's financial instruments at September 30, 1997 and 1996, compared with their respective carrying values, are as follows:



                                                        CARRYING
                                                         VALUE            FAIR VALUE
                                                     --------------     --------------
        1997:
        ASSETS:
          Cash and short-term investments........    $  113,580,000     $  113,580,000
          Bonds, notes and redeemable preferred
             stocks..............................     1,986,194,000      1,986,194,000
          Mortgage loans.........................       339,530,000        354,495,000
          Common stocks..........................         1,275,000          1,275,000
          Cost-method partnerships...............        46,880,000         84,186,000
          Variable annuity assets................     9,343,200,000      9,343,200,000
        LIABILITIES:
          Reserves for fixed annuity contracts...     2,098,803,000      2,026,258,000
          Reserves for guaranteed investment
             contracts...........................       295,175,000        295,175,000
          Payable to brokers for purchases of
             securities..........................           263,000            263,000
          Variable annuity liabilities...........     9,343,200,000      9,077,200,000
          Subordinated notes payable to Parent...        36,240,000         37,393,000
                                                     ==============     ==============
        1996:
        ASSETS:
          Cash and short-term investments........    $  122,058,000     $  122,058,000
          Bonds, notes and redeemable preferred
             stocks..............................     1,987,271,000      1,987,271,000
          Mortgage loans.........................        98,284,000        102,112,000
          Common stocks..........................         3,970,000          3,970,000
          Cost-method partnerships...............        45,070,000         70,553,000
          Receivable from brokers for sales of
             securities..........................        52,348,000         52,348,000
          Variable annuity assets................     6,311,557,000      6,311,557,000
        LIABILITIES:
          Reserves for fixed annuity contracts...     1,789,962,000      1,738,784,000
          Reserves for guaranteed investment
             contracts...........................       415,544,000        416,695,000
          Variable annuity liabilities...........     6,311,557,000      6,117,508,000
          Subordinated notes payable to Parent...        35,832,000         37,339,000
                                                     ==============     ==============



5. SUBORDINATED NOTES PAYABLE TO PARENT



     Subordinated notes payable to Parent equalled $36,240,000 at an interest rate of 9% at September 30, 1997 and require principal payments of $7,500,000 in 1998, $23,060,000 in 1999 and $5,400,000 in 2000.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


6. CONTINGENT LIABILITIES



     The Company has entered into three agreements in which it has provided liquidity support for certain short-term securities of three municipalities by agreeing to purchase such securities in the event there is no other buyer in the short-term marketplace. In return the Company receives a fee. The maximum liability under these guarantees is $242,600,000. Management does not anticipate any material future losses with respect to these liquidity support facilities.



     The Company is involved in various kinds of litigation common to its businesses. These cases are in various stages of development and, based on reports of counsel, management believes that provisions made for potential losses relating to such litigation are adequate and any further liabilities and costs will not have a material adverse impact upon the Company's financial position or results of operations.



7. SHAREHOLDER'S EQUITY



     The Company is authorized to issue 4,000 shares of its $1,000 par value Common Stock. At September 30, 1997 and 1996, 3,511 shares were outstanding.



     Changes in shareholder's equity are as follows:



                                                  YEARS ENDED SEPTEMBER 30,
                                        ----------------------------------------------
                                            1997             1996             1995
                                        ------------     ------------     ------------
        ADDITIONAL PAID-IN CAPITAL:
          Beginning balance.........    $280,263,000     $252,876,000     $252,876,000
          Capital contributions
             received...............      28,411,000       27,387,000               --
                                         -----------      -----------      -----------
          Ending balance............    $308,674,000     $280,263,000     $252,876,000
                                         ===========      ===========      ===========
        RETAINED EARNINGS:
          Beginning balance.........     207,002,000      191,346,000      152,088,000
          Net income................      63,126,000       45,056,000       39,258,000
          Dividend paid.............     (25,500,000)     (29,400,000)              --
                                         -----------      -----------      -----------
          Ending balance............    $244,628,000     $207,002,000     $191,346,000
                                         ===========      ===========      ===========
        NET UNREALIZED GAINS/LOSSES
          ON DEBT AND EQUITY
          SECURITIES AVAILABLE FOR
          SALE:
          Beginning balance.........    $ (5,521,000)    $ (5,673,000)    $(24,953,000)
          Change in net unrealized
             gains/losses on debt
             securities available
             for sale...............      57,463,000       (2,904,000)      71,302,000
          Change in net unrealized
             gains/losses on equity
             securities available
             for sale...............         (55,000)       3,538,000       (1,240,000)
          Change in adjustment to
             deferred acquisition
             costs..................     (20,600,000)        (400,000)     (40,400,000)
          Tax effects of net
             changes................     (12,882,000)         (82,000)     (10,382,000)
                                         -----------      -----------      -----------
          Ending balance............    $ 18,405,000     $ (5,521,000)    $ (5,673,000)
                                         ===========      ===========      ===========



     Dividends that the Company may pay to its shareholder in any year without prior approval of the Arizona Department of Insurance are limited by statute. The maximum amount of dividends which

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


7. SHAREHOLDER'S EQUITY (CONTINUED)


can be paid to shareholders of insurance companies domiciled in the state of Arizona without obtaining the prior approval of the Insurance Commissioner is limited to the lesser of either 10% of the preceding year's statutory surplus or the preceding year's statutory net gain from operations. Dividends in the amounts of $25,500,000 and $29,400,000 were paid on April 1, 1997 and March 18, 1996, respectively. No dividends were paid in fiscal year 1995.



     Under statutory accounting principles utilized in filings with insurance regulatory authorities, the Company's net income for the nine months ended September 30, 1997 was $45,743,000. The statutory net income for the year ended December 31, 1996 was $27,928,000 and for the year ended December 31, 1995 was $30,673,000. The Company's statutory capital and surplus was $325,712,000 at September 30, 1997, $311,176,000 at December 31, 1996 and $294,767,000 at
December 31, 1995.



8. INCOME TAXES



     The components of the provisions for federal income taxes on pretax income consist of the following:



                                             NET REALIZED
                                              INVESTMENT
                                            GAINS (LOSSES)    OPERATIONS       TOTAL
                                            --------------   ------------   ------------
        1997:
        Currently payable.................   $  (3,635,000)  $ 50,828,000   $ 47,193,000
        Deferred..........................      (2,258,000)   (13,766,000)   (16,024,000)
                                              ------------   ------------   ------------
                  Total income tax
                    expense...............   $  (5,893,000)  $ 37,062,000   $ 31,169,000
                                              ============   ============   ============
        1996:
        Currently payable.................   $   5,754,000   $ 21,849,000   $ 27,603,000
        Deferred..........................     (10,347,000)     6,996,000     (3,351,000)
                                              ------------   ------------   ------------
                  Total income tax
                    expense...............   $  (4,593,000)  $ 28,845,000   $ 24,252,000
                                              ============   ============   ============
        1995:
        Currently payable.................   $   4,248,000   $ 22,980,000   $ 27,228,000
        Deferred..........................      (6,113,000)     4,624,000     (1,489,000)
                                              ------------   ------------   ------------
                  Total income tax
                    expense...............   $  (1,865,000)  $ 27,604,000   $ 25,739,000
                                              ============   ============   ============

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


8. INCOME TAXES (CONTINUED)


     Income taxes computed at the United States federal income tax rate of 35% and income taxes provided differ as follows:



                                                    YEARS ENDED SEPTEMBER 30
                                           -------------------------------------------
                                              1997            1996            1995
                                           -----------     -----------     -----------
        Amount computed at statutory
          rate...........................  $33,003,000     $24,258,000     $22,749,000
        Increases (decreases) resulting
          from:
          Amortization of differences
             between book and tax bases
             of net assets acquired......      666,000         464,000       3,049,000
          State income taxes, net of
             federal tax benefit.........    1,950,000       2,070,000         437,000
          Dividends-received deduction...   (4,270,000)     (2,357,000)             --
          Tax credits....................     (318,000)       (257,000)       (168,000)
          Other, net.....................      138,000          74,000        (328,000)
                                           -----------     -----------     -----------
                  Total income tax
                    expense..............  $31,169,000     $24,252,000     $25,739,000
                                           ===========     ===========     ===========



     For United States federal income tax purposes, certain amounts from life insurance operations are accumulated in a memorandum policyholders' surplus account and are taxed only when distributed to shareholders or when such account exceeds prescribed limits. The accumulated policyholders' surplus was $14,300,000 at September 30, 1997. The Company does not anticipate any transactions which would cause any part of this surplus to be taxable.



     Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the liability for Deferred Income Taxes are as follows:



                                                                  SEPTEMBER 30,
                                                          -----------------------------
                                                              1997             1996
                                                          -------------    ------------
        DEFERRED TAX LIABILITIES:
        Investments....................................   $  13,160,000    $ 15,036,000
        Deferred acquisition costs.....................     154,949,000     136,747,000
        State income taxes.............................       1,777,000       1,466,000
        Net unrealized gains on debt and equity
          securities available for sale................       9,910,000              --
                                                          -------------    ------------
                  Total deferred tax liabilities.......     179,796,000     153,249,000
                                                          -------------    ------------
        DEFERRED TAX ASSETS:
        Contractholder reserves........................    (108,090,000)    (77,522,000)
        Guaranty fund assessments......................      (2,707,000)     (1,031,000)
        Other assets...................................      (1,952,000)     (1,534,000)
        Net unrealized losses on debt and equity
          securities available for sale................              --      (2,973,000)
                                                          -------------    ------------
                  Total deferred tax assets............    (112,749,000)    (83,060,000)
                                                          -------------    ------------
        Deferred income taxes..........................   $  67,047,000    $ 70,189,000
                                                          =============    ============

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


9. RELATED PARTY MATTERS



     The Company pays commissions to two affiliated companies, SunAmerica Securities, Inc. and Advantage Capital Corp. Commissions paid to these broker-dealers totaled $25,492,000 in 1997, $16,906,000 in 1996, and $9,435,000
in 1995. These broker-dealers, when combined with the Company's wholly owned broker-dealer, represent a significant portion of the Company's business, amounting to approximately 36.1%, 38.3%, and 40.6% of premiums in 1997, 1996, and 1995, respectively. The Company also sells its products through unaffiliated broker-dealers, the largest two of which represented approximately 19.2% and 10.1% of premiums in 1997, 19.7% and 10.2% in 1996, and 18.8% and 4.3% in 1995,
respectively.



     The Company purchases administrative, investment management, accounting, marketing and data processing services from SunAmerica Financial, Inc., whose purpose is to provide services to the SunAmerica companies. Amounts paid for such services totaled $86,116,000 for the year ended September 30, 1997, $65,351,000 for the year ended September 30, 1996 and $42,083,000 for the year ended September 30, 1995. Such amounts are included in General and Administrative Expenses in the income statement.



     The Parent made capital contributions of $28,411,000 in December, 1996 and $27,387,000 in December 1995 to the Company, through the Company's direct parent, in exchange for the termination of its guaranty with respect to certain real estate owned in Arizona. Accordingly, the Company reduced the carrying value of this real estate to estimated fair value to reflect the termination of the guaranty.



     During the year ended September 30, 1995, the Company sold to the Parent real estate for cash equal to its carrying value of $29,761,000.



     During the year ended September 30, 1997, the Company sold various invested assets to SunAmerica Life Insurance Company and to CalAmerica Life Insurance Company for cash equal to their current market values of $15,776,000 and $15,000, respectively. The Company recorded net gains aggregating $276,000 on such transactions.



     During the year ended September 30, 1997, the Company also purchased certain invested assets from SunAmerica Life Insurance Company and from CalAmerica Life Insurance Company for cash equal to their current market values of $8,717,000 and $284,000, respectively.



     During the year ended September 30, 1996, the Company sold various invested assets to the Parent and to SunAmerica Life Insurance Company for cash equal to their current market values of $274,000 and $47,321,000, respectively. The Company recorded net losses aggregating $3,000 on such transactions.



     During the year ended September 30, 1996, the Company also purchased certain invested assets from SunAmerica Life Insurance Company for cash equal to their current market values, which aggregated $28,379,000.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


10. BUSINESS SEGMENTS



     Summarized data for the Company's business segments follow:



                                                        TOTAL
                                                     DEPRECIATION
                                                         AND
                                        TOTAL        AMORTIZATION      PRETAX            TOTAL
                                       REVENUES        EXPENSE         INCOME           ASSETS
                                     ------------    ------------    -----------    ---------------
1997:
Annuity operations................   $332,845,000    $55,675,000     $74,792,000    $12,438,021,000
Broker-dealer operations..........     38,005,000        689,000      16,705,000         51,400,000
Asset management..................     35,661,000     16,357,000       2,798,000         81,518,000
                                     ------------    -----------     -----------    ---------------
          Total...................   $406,511,000    $72,721,000     $94,295,000    $12,570,939,000
                                     ============    ===========     ===========    ===============
1996:
Annuity operations................   $256,681,000    $43,974,000     $53,827,000    $ 9,092,770,000
Broker-dealer operations..........     31,053,000        449,000      13,033,000         37,355,000
Asset management..................     33,047,000     18,295,000       2,448,000         74,410,000
                                     ------------    -----------     -----------    ---------------
          Total...................   $320,781,000    $62,718,000     $69,308,000    $ 9,204,535,000
                                     ============    ===========     ===========    ===============
1995:
Annuity operations................   $211,587,000    $38,350,000     $55,462,000    $ 7,667,946,000
Broker-dealer operations..........     24,194,000        411,000       9,025,000         29,241,000
Asset management..................     34,427,000     24,069,000         510,000         86,510,000
                                     ------------    -----------     -----------    ---------------
          Total...................   $270,208,000    $62,830,000     $64,997,000    $ 7,783,697,000
                                     ============    ===========     ===========    ===============

                                   APPENDIX A
        WITHDRAWALS, WITHDRAWAL CHARGES AND THE MARKET VALUE ADJUSTMENT

PART 1 -- SEPARATE ACCOUNT (THE MARKET VALUE ADJUSTMENT DOES NOT APPLY TO THE SEPARATE ACCOUNT)

     These examples assume the following:

          (1) The Initial Purchase Payment was $10,000, allocated solely to one Portfolio;

          (2) The date of full surrender or partial withdrawal occurs during the 3rd Contribution Year;

          (3) The Owner's Contract Value at the time of surrender or withdrawal is $12,000; and

          (4) No other Purchase Payments or previous partial withdrawals have been made.

     EXAMPLE A -- FULL SURRENDER:

          (1) Earnings in the Portfolio ($12,000 - $10,000 = $2,000) are not subject to the Withdrawal Charge.

          (2) The balance of the full surrender ($12,000 - $2,000 = $10,000) is subject to a 5% Withdrawal Charge applicable during the 3rd Contribution Year.

          (3) The amount of the Withdrawal Charge is .05 X $10,000 = $500.

          (4) The Contract Administration Charge is deducted from the full surrender amount. The amount of the full surrender is $12,000 - $500 - $30 = $11,470.

     EXAMPLE B -- PARTIAL WITHDRAWAL (IN THE AMOUNT OF $3,000):

          (1) For the same reasons as given in Steps 1 and 2 of Example A, above, $2,000 can be withdrawn free of the Withdrawal Charge.

          (2) Although 10% of the Purchase Payment is available without imposition of a Withdrawal Charge (.10 X $10,000 = $1,000), this free withdrawal amount is, like the Withdrawal Charge, applied first to earnings. Since the earnings exceed the free withdrawal amount, only the earnings can be withdrawn free of the scheduled Withdrawal Charge.

          (3) The balance of the requested partial withdrawal
     ($3,000 - $2,000 = $1,000) is subject to the Withdrawal Charge applicable during the 3rd Contribution Year (5%).

          (4) The amount of the Withdrawal Charge is equal to the amount required to complete the partial withdrawal ($3,000 - $2,000 = $1,000) divided by (1 - .05) = 0.95, less the amount required to complete the partial withdrawal.

          Withdrawal Charge = ($1,000/0.95) - $1,000
                            = $52.63

     In this example, in order for the Owner to receive the amount requested ($3,000), a gross withdrawal of $3,052.63 must be processed with $52.63 representing the Withdrawal Charge calculated above.

     Examples C and D assume the following:

          (1) The Initial Purchase Payment was $20,000, allocated solely to one Portfolio;


          (2) The full surrender or partial withdrawal occurs during the 3rd Contribution Year;

          (3) The Owner's Contract Value at the time of surrender or withdrawal is $21,500; and

          (4) No other Purchase Payments or partial withdrawals have been made.

     EXAMPLE C -- PARTIAL WITHDRAWAL (IN THE MAXIMUM AMOUNT AVAILABLE WITHOUT
                  WITHDRAWAL CHARGE):

          (1) Earnings in the Portfolio ($21,500 - $20,000 = $1,500) are not subject to the Withdrawal Charge.

          (2) An Additional Free Withdrawal of 10% of the Purchase Payments less earnings (.10 X $20,000 - $1,500 = $500) is also available free of the Withdrawal Charge, so that

          (3) The maximum partial withdrawal without Withdrawal Charge is the sum of the Earnings and the Additional Free Withdrawal
     ($1,500 + $500 = $2,000).

     EXAMPLE D -- FULL SURRENDER IMMEDIATELY FOLLOWING THE PARTIAL WITHDRAWAL IN
                 EXAMPLE C:

          (1) The Owner's Contract Value after the partial withdrawal in Example C is $21,500 - $2,000 = $19,500.

          (2) The Purchase Payment amount for calculating the Withdrawal Charge is the original $20,000 (Additional Free Withdrawal amounts do not reduce the Purchase Payment amount for purposes of calculating the Withdrawal Charge).

          (3) The amount of the Withdrawal Charge is .05 X $20,000 = $1,000.

          (4) The Contract Administration Charge is deducted from the full surrender amount. The amount of the full surrender is $19,500 - $1,000 - $30 = $18,470.

PART 2 -- GENERAL ACCOUNT -- EXAMPLES OF THE MARKET VALUE ADJUSTMENT (MVA)

     The Market Value Adjustment Factor is reproduced here for convenience:

                                                 N/12
                        [(1 + I)/(1 + J + 0.005)]     -1

where

     I    is the Guarantee Rate in effect;

     J is the Current Interest Rate available for a period equal to the number of years remaining in the Guarantee Period at the time of withdrawal, transfer or annuitization (fractional years are rounded up to the next full year); and

     N is the number of full months remaining in the Guarantee Period at the time the withdrawal, transfer or annuitization request is processed.

     These examples assume the following:

          (1) An initial Purchase Payment of $10,000 was made and allocated to a ten year Guarantee Period with a Guarantee Rate of 7.25% (.0725);

          (2) a partial withdrawal of $4,000 is requested 2 1/2 years (30 months) from the expiration date (i.e., N = 30);

          (3) the accumulated value attributable to the Purchase Payment (i.e., the Guarantee Amount) on the date of withdrawal is $16,632.69; and

          (4) no transfers, additional Purchase Payments, or other withdrawals have been made.


     The Guarantee Amount of $16,632.69 reflects deductions for Contract Administration Charges at each anniversary. Since the withdrawal is effected in the Purchase Payment's 8th Contribution Year, no Withdrawal Charge is applicable.

    EXAMPLE OF A NEGATIVE MVA:

          Assume that on the date of withdrawal, the Current Interest Rate for a new Guarantee Period of 3 years (2 1/2 years rounded up to the next full year) is 8.25%:

                                                    N/12
          The MVA factor =  [(1 + I)/(1 + J + .005)]     -1

                                                      (30/12)
                         =  [(1.0725)/(1.0825 + .005)]        -1

                                      2.5
                         =  (0.986207)    -1

                         =  0.965873 -1

                         =  -0.034127

          The requested withdrawal amount is multiplied by the MVA factor to determine the MVA:

                     MVA = $4,000 X (-0.034127) = -$136.51

          $136.51 represents the MVA that will be deducted from the remaining accumulated value.

    EXAMPLE OF A POSITIVE MVA:

          Assume that on the date of withdrawal, the Current Interest Rate for a new Guarantee Period of 3 years is 6.25%:


                                                     N/12
           The MVA factor =  [(1 + I)/(1 + J + .005)]     -1

                                                      (30/12)
                          =  [(1.0725)/(1.0625 +.005)]        -1

                                       2.5
                          =  (1.004684)    -1

                          =  1.011751 -1

                          =  0.011751

          The requested withdrawal amount is multiplied by the MVA factor to determine the MVA:

                          $4,000 X 0.011751 = +$47.00

          $47.00 represents the MVA that would be added to the amount withdrawn.

PART 3 -- GENERAL ACCOUNT -- EXAMPLE OF FULL WITHDRAWAL WITH MVA AND WITHDRAWAL CHARGE

     Assume the same facts as in Part 2, above, except that under assumption (2) a complete withdrawal is requested with 4 1/2 years (54 months) remaining in the Guarantee Period (i.e., N = 54). The Guarantee Amount on the date of withdrawal is $14,515.97. As was the case with the Examples in Part 1, above, the earnings may be withdrawn free of Withdrawal Charge, leaving the initial Purchase Payment of $10,000 subject to the Charge. The applicable Withdrawal Charge is 3% or $300.

     EXAMPLE OF A NEGATIVE MVA:

          Assume that on the date of withdrawal the Current Interest Rate for a new Guarantee Period of 5 years is 8.25%:

                                                   N/12
          The MVA factor = [(1 + I)/(1 + J + .005)]     -1
                                                     (54/12)
                         = [(1.0725)/(1.0825 + .005)]        -1
                                     4.5
                         = (0.986207)    -1
                         = 0.939412 -1
                         = -0.060588

          The Withdrawal Charge of $300 is applied first; the MVA factor is applied against the remaining Guarantee Amount:


          MVA = ($14,515.97 - $300 - $30) X (-0.060588) = -$859.50

          The net amount available upon withdrawal is the Guarantee Amount reduced by the Withdrawal Charge, the MVA and the Contract Administration
     Charge:



          $14,515.97 - $300 - $859.50 - $30 = $13,326.47


     EXAMPLE OF A POSITIVE MVA:

          Assume that on the date of withdrawal the Current Interest Rate for a new Guarantee Period of 5 years is 6.25%:

                                                   N/12
          The MVA factor = [(1 + I)/(1 + J + .005)]     -1
                                                     (54/12)
                         = [(1.0725)/(1.0625 + .005)]        -1
                                     4.5
                         = (1.004684)    -1
                         = 1.021251 -1
                         = +0.021251

          The MVA is:


           ($14,515.97 - $300 - $30) X (+0.021251) = +$301.46



          And the net amount available upon surrender is:



           $14,515.97 - $300 + $301.46 - $30 = $14,487.43

==============================
------------------------------                                           Stamp

                       ANCHOR NATIONAL LIFE INSURANCE COMPANY
                       ANNUITY SERVICE CENTER
                       P.O. BOX 54299
                       LOS ANGELES, CA 90054-0299

Please forward a copy, without charge, of the Statement of Additional Information concerning the Vista Capital Advantage issued by Anchor National Life Insurance Company to:

              (Please print or type and fill in all information.)

------------------------------------------------------------------------------
  Name

------------------------------------------------------------------------------
  Address

------------------------------------------------------------------------------
  City/State/Zip

------------------------------------------------------------------------------

Date: ________________________   Signed:

                       STATEMENT OF ADDITIONAL INFORMATION


                             VISTA CAPITAL ADVANTAGE
               FIXED AND VARIABLE GROUP DEFERRED ANNUITY CONTRACTS

                          VARIABLE ANNUITY ACCOUNT TWO


                DEPOSITOR: ANCHOR NATIONAL LIFE INSURANCE COMPANY



This Statement of Additional Information is not a prospectus; it should be read with the prospectus relating to the annuity contracts described above, a copy of which may be obtained without charge by written request addressed to:

                     Anchor National Life Insurance Company
                             Annuity Service Center
                                 P.O. Box 54299
                       Los Angeles, California 90054-0299





             THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS
                                DECEMBER 29, 1997

                                TABLE OF CONTENTS


                                                                 PAGE
                                                                 ----
Performance Data ...............................................   3

Annuity Payments ...............................................   5

Annuity Unit Values ............................................   6

Qualified Plans ................................................   9

Distribution of Contracts ......................................  10

Financial Statements ...........................................  11

                                       PERFORMANCE DATA


        Performance data for the various Portfolios are computed in the manner described below.

MONEY MARKET PORTFOLIO


        The annualized current yield and the effective yield for the Money Market Portfolio for the 7-day period ended August 31, 1997 were 3.38% and 3.44%, respectively.

        Current yield is computed by first determining the Base Period Return attributable to a hypothetical Certificate having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

        Base Period Return = (EV-SV-RMC)/(SV)

        where:

        SV =  value of one Accumulation Unit at the start of a 7 day period

        EV =  value of one Accumulation Unit at the end of the 7 day period

        RMC = an allocated portion of the $30 annual contract maintenance charge, prorated for 7 days

        The change in value of an Accumulation Unit during the 7 day period reflects the income received, minus any expenses accrued, during such 7 day period. The Records Maintenance Charge (RMC) is first allocated among the Portfolios and the General Account so that each Portfolio's allocated portion of the charge is proportional to the percentage of the number of Participants' accounts that have money allocated to that Portfolio. The portion of the charge allocable to the Money Market Portfolio is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical Certificate bears to the value of an account of average size for Certificates funded by the Money Market Portfolio. Finally, the result is multiplied by the fraction 7/365 to arrive at the portion attributable to the 7 day period.
        The current yield is then obtained by annualizing the Base Period
Return:

               Current Yield = (Base Period Return) x (365/7)

        The Money Market Portfolio also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the Underlying Fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:
                                                   365/7
        Effective Yield = [(Base Period Return + 1)      - 1]

        The yield quotations also do not reflect any impact of premium taxes, transfer fees, or Withdrawal Charges.

        The yield quoted should not be considered a representation of the yield of the Money Market Portfolio in the future since the yield is not fixed. Actual yields will depend not only on the type, quality and maturities of the investments held by the Underlying Fund and changes in interest rates on such investments, but also on factors such as a Participant's account size (since the impact of fixed dollar charges will be greater for small accounts than for larger accounts).

        Yield information may be useful in reviewing the performance of the Money Market Portfolio and for providing a basis for comparison with other investment alternatives. However, the Money Market Portfolio's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time.

OTHER PORTFOLIOS

        The Portfolios of the Separate Account other than the Money Market Portfolio compute their performance data as "total return".

        The total returns of the various Portfolios for 1 year and since each Portfolio's inception date are shown below, both with and without an assumed complete redemption at the end of the period.


              TOTAL ANNUAL RETURN (IN PERCENT) FOR PERIOD ENDED ON
                    AUGUST 31, 1997 (WITH/WITHOUT REDEMPTION)

               PORTFOLIO                 1 YEAR           SINCE INCEPTION

               International Equity*     0.69/6.69            5.06/6.91
               Capital Growth*         19.49/25.49          23.96/25.42
               Growth and Income*      27.58/33.58          23.99/25.45
               Asset Allocation*       14.71/20.71          14.47/16.11
               U.S. Government**         0.41/6.41            0.94/3.23

-----------------

* Inception date is March 13, 1995

** Inception date is July 13, 1995

        Total return for a Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a Certificate funded by that Portfolio made at the beginning of the period, will produce the same Contract Value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula:
                      n
                P(1+T)  = ERV
        where:
                P     = a hypothetical initial payment of $1,000
                T     = average annual total return
                n     = number of years

               ERV    =      ending redeemable value of a hypothetical $1,000
                             payment made at the beginning of the 1, 5, or 10 year period as of the end of the period (or fractional portion thereof).

        The total return figures reflect the effect of both nonrecurring and recurring charges, as discussed herein. Recurring charges are taken into account in a manner similar to that used for the yield computations for the Money Market Portfolio, described above. The applicable Withdrawal Charge (if any) is deducted as of the end of the period, to reflect the effect of the assumed complete redemption. Because the impact of the Contract Administration Charge on a particular Participant's account will generally differ from that assumed in the computation, due to differences between most actual allocations and the assumed one, as well as differences due to varying account sizes, the total return experienced by an actual Portfolio over the same time periods would generally have been different from those produced by the computation. As with the Money Market Portfolio yield figures, total return figures are derived from historical data and are not intended to be a projection of future performance.


                                ANNUITY PAYMENTS


INITIAL MONTHLY ANNUITY PAYMENTS

        The initial annuity payment is determined by applying separately that portion of the contract value allocated to the fixed investment option and the variable Portfolio(s), less any premium tax, to the annuity table specified in the contract for fixed and variable annuity payments. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any.

        The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly annuity payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable annuity payment. The number of Annuity Units determined for the first variable annuity payment remains constant for the second and subsequent monthly variable annuity payments, assuming that no reallocation of contract values is made.

SUBSEQUENT MONTHLY PAYMENTS

        For fixed annuity payments, the amount of the second and each subsequent monthly annuity payment is the same as that determined above for the first monthly payment.

        For variable annuity payments, the amount of the second and each subsequent monthly annuity payment is determined by multiplying the number of Annuity Units, as determined in connection with the calculation of the initial monthly payment, above, by the Annuity Unit value as of the day preceding the date on which each annuity payment is due.


                               ANNUITY UNIT VALUES


        The value of an Annuity Unit is determined independently for each Portfolio.

        The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Portfolio exceeds 3.5%, variable annuity payments derived from allocations to that Portfolio will increase over time. Conversely, if the actual rate is less than 3.5%, variable annuity payments will decrease over time. If the net investment rate equals 3.5%, the variable annuity payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for annuity payments to increase (or not to decrease).

        The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Portfolios elected, and the amount of each annuity payment will vary accordingly.

        For each Portfolio, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the Net Investment Factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum that is assumed in the annuity tables contained in the contract.

NET INVESTMENT FACTOR

        The Net Investment Factor ("NIF") is an index applied to measure the net investment performance of a Portfolio from one month to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

        The NIF for any Portfolio for a certain month is determined by dividing
(a) by (b) where:

        (a) is the Accumulation Unit value of the Portfolio determined as of the end of that month, and

        (b) is the Accumulation Unit value of the Portfolio determined as of the end of the preceding month.

        The NIF for a Portfolio for a given month is a measure of the net investment performance of the Portfolio from the end of the prior month to the end of the given month. A NIF of 1.000 results in no change; a NIF greater than
1.000 results in an increase; and a NIF less than 1.000 results in a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of a share of the underlying fund in which the Portfolio invests; it is also reduced by separate account asset charges that are included in the Accumulation Unit Value.

        ILLUSTRATIVE EXAMPLE

        Assume that one share of a given Portfolio had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in September and that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day of the previous month. The NIF for the month of September is:

                      NIF     = ($11.46/$11.44)

                              = 1.00174825

        ILLUSTRATIVE EXAMPLE

        The change in Annuity Unit value for a Portfolio from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Portfolio for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5 percent per annum upon which the annuity payment tables are based. For example, if the net investment rate for a Portfolio (reflected in the NIF) were equal to the assumed investment rate, the variable annuity payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:

                                   (1/12)
                         1/[(1.035)       ] = 0.99713732

        In the example given above, if the Annuity Unit value for the Portfolio was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

                $10.103523 x 1.00174825 x 0.99713732 = $10.092213

VARIABLE ANNUITY PAYMENTS

        ILLUSTRATIVE EXAMPLE

        Assume that a male owner, P, owns a contract in connection with which P has allocated all of his contract value to a single Portfolio. P is also the sole Annuitant and, at age 60, has elected to annuitize his contract under Option 4, a Life Annuity With 120 Monthly Payments Guaranteed. As of the last valuation preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units, each having a value of $15.432655, (i.e., P's account value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity Unit value for the Portfolio on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second annuity payment date is $13.327695.

        P's first variable annuity payment is determined from the annuity rate tables in P's contract, using the information assumed above. From the tables, which supply monthly annuity payments for each $1,000 of applied contract value, P's first variable annuity payment is determined by multiplying the monthly installment of $5.42 (Option 4 tables, male Annuitant age 60 at the Annuity
Date) by the result of dividing P's account value by $1,000:

             First Payment = $5.42 x ($116,412.31/$1,000) = $630.95

        The number of P's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his Account to another Account) is also determined at this time and is equal to the amount of the first variable annuity payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:

                 Annuity Units = $630.95/$13.256932 = 47.593968

        P's second variable annuity payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second payment due date:

                Second Payment = 47.593968 x $13.327695 = $634.32

        The third and subsequent variable annuity payments are computed in a manner similar to the second variable annuity payment.

        Note that the amount of the first variable annuity payment depends on the contract value in the relevant Portfolio on the Annuity Date and thus reflects the investment performance of the Portfolio net of fees and charges during the Accumulation Phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Phase (assuming no transfers from the Portfolio). The net investment performance of the Portfolio during the Annuity Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable annuity payments.

                                 QUALIFIED PLANS


        The Contracts are designed to be suitable for use under various types of Qualified Plans. Following are general descriptions of the types of Qualified plans with which the Contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding Qualified Plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a Qualified plan.

        (a)    H.R. 10 PLANS

                      Section 401 of the Code permits self-employed individuals
               to establish Qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all plans on such items as: amounts of allowable contributions; form, manner and timing of distributions; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders.

        (b)    TAX-SHELTERED ANNUITIES

                      Section 403(b) of the Code permits the purchase of
               "tax-sheltered annuities" by public schools and certain charitable, education and scientific organizations described in
               Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals.

        (c)    INDIVIDUAL RETIREMENT ANNUITIES

                      Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA.

        (d)    CORPORATE PENSION AND PROFIT-SHARING PLANS

                      Sections 401(a) and 401(k) of the Code permit corporate
               employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders.

        (e)    DEFERRED COMPENSATION PLANS - SECTION 457

                      Under Section 457 of the Code, governmental and certain
               other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans which may invest in annuity contracts. The Code, as in the case of Qualified plans, establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. However, under a 457 plan all the plan assets shall remain solely the property of the employer, subject only to the claims of the employer's general creditors until such time as made available to an owner or a Beneficiary.


                            DISTRIBUTION OF CONTRACTS


        Vista Fund Distributors, Inc. ("VFD"), located at 101 Park Avenue, New York, New York 10178, serves as the principal underwriter of the contracts. VFD is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. and is not affiliated with the Company.


        VFD has entered into sales agreements with other broker/dealers to solicit applications for the contracts through registered representatives who are licensed to sell securities and variable insurance products. These agreements provide that applications for the contracts may be solicited by registered representatives of the broker/dealers appointed by the Company to sell its variable annuities. Such broker/dealers will receive compensation as described in the prospectus. For the years ended August 31, 1997 and 1996 and for the period from inception to August 31, 1995, no commissions were paid to VFD as principal underwriter of the contracts.

        Contracts are offered on a continuous basis.

                              FINANCIAL STATEMENTS



        The consolidated financial statements of the Company as of September 30, 1997 and 1996 and for each of the three years in the period ended September 30, 1997 are presented in the prospectus. The consolidated financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligation under the fixed portion of the Contracts. The financial statements of Variable Annuity Account Two for the years ended August 31, 1997 and 1996, are included in this Statement of Additional Information.


        Price Waterhouse LLP, 400 South Hope Street, Los Angeles, California 90071, serves as the independent accountants for the Separate Account and the Company. The financial statements referred to above have been so included in reliance on the reports of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                          VARIABLE ANNUITY ACCOUNT TWO

                                       OF

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                              FINANCIAL STATEMENTS

                                 AUGUST 31, 1997

                        REPORT OF INDEPENDENT ACCOUNTANTS



November 19, 1997


To the Board of Directors of Anchor National Life Insurance Company and the Contractholders of its separate account, Variable Annuity Account Two


In our opinion, the accompanying statement of net assets, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Variable Accounts constituting Variable Annuity Account Two, a separate account of Anchor National Life Insurance Company (the "Separate Account") at August 31, 1997, the results of their operations for the year then ended, and the changes in their net assets for the two years then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at August 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

                          VARIABLE ANNUITY ACCOUNT TWO
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                             STATEMENT OF NET ASSETS
                                 August 31, 1997


                                                                                                U.S.
                                      International   Capital      Growth and      Asset      Government   Money
                                         Equity       Growth         Income      Allocation     Income      Market
                                       Portfolio     Portfolio     Portfolio     Portfolio    Portfolio    Portfolio       TOTAL
                                       ----------    ----------    ----------    ----------    --------    ----------    -----------
Assets:
 Investments in Mutual
 Fund Variable Annuity
 Trust, at market value                $1,559,155    $5,077,193    $5,944,625    $1,108,205    $428,054    $1,774,597    $15,891,829

Liabilities                                     0             0             0             0           0             0              0
                                       ----------    ----------    ----------    ----------    --------    ----------    -----------

Net Assets                             $1,559,155    $5,077,193    $5,944,625    $1,108,205    $428,054    $1,774,597    $15,891,829
                                       ==========    ==========    ==========    ==========    ========    ==========    ===========


Accumulation units
 outstanding                              133,652       289,931       340,235        76,458      37,216       163,778
                                       ==========    ==========    ==========    ==========    ========    ==========

Unit value of
 accumulation  units                   $    11.67    $    17.51    $    17.47    $    14.49    $  11.50    $    10.84
                                       ==========    ==========    ==========    ==========    ========    ==========


                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT TWO
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 August 31, 1997


                                              Market Value  Market
     Variable Accounts                Shares   Per Share     Value         Cost
                                      -------    ------   -----------   -----------
International Equity Portfolio        149,187    $10.45   $ 1,559,155   $ 1,601,002

Capital Growth Portfolio              327,051     15.52     5,077,193     4,373,979

Growth and Income Portfolio           392,083     15.16     5,944,625     4,973,723

Asset Allocation Portfolio             95,817     11.57     1,108,205     1,044,555

U.S. Government Income Portfolio       45,543      9.40       428,054       432,505

Money Market Portfolio              1,774,596      1.00     1,774,597     1,774,597
                                      -------    ------   -----------   -----------
                                                          $15,891,829   $14,200,361
                                                          ===========   ===========


                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT TWO
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 August 31, 1997


                                                                                          U.S.
                                International    Capital     Growth and      Asset      Government    Money
                                    Equity        Growth       Income      Allocation     Income      Market
                                   Portfolio    Portfolio    Portfolio      Portfolio   Portfolio    Portfolio       TOTAL
                                   ---------    ---------    -----------    ---------    --------    ---------    -----------
Investment income:
   Dividends and capital gains
      distribution                 $ 108,933    $ 466,468    $   503,320    $ 104,492    $ 27,195    $  15,415    $ 1,225,823
                                   ---------    ---------    -----------    ---------    --------    ---------    -----------
      Total investment income        108,933      466,468        503,320      104,492      27,195       15,415      1,225,823
                                   ---------    ---------    -----------    ---------    --------    ---------    -----------

Expenses:
   Mortality risk charge             (12,100)     (36,962)       (42,079)      (7,173)     (3,115)      (2,835)      (104,264)
   Expense risk charge                (4,706)     (14,374)       (16,364)      (2,789)     (1,211)      (1,102)       (40,546)
   Distribution expense charge        (2,017)      (6,160)        (7,013)      (1,195)       (519)        (472)       (17,376)
                                   ---------    ---------    -----------    ---------    --------    ---------    -----------
      Total expenses                 (18,823)     (57,496)       (65,456)     (11,157)     (4,845)      (4,409)      (162,186)
                                   ---------    ---------    -----------    ---------    --------    ---------    -----------

Net investment income                 90,110      408,972        437,864       93,335      22,350       11,006      1,063,637
                                   ---------    ---------    -----------    ---------    --------    ---------    -----------

Net realized gains (losses) from
      securities transactions:
      Proceeds from shares sold      104,432      674,283        605,375       56,659      81,814      744,664      2,267,227
      Cost of shares sold           (104,600)    (616,350)      (531,743)     (55,936)    (84,480)    (744,664)    (2,137,773)
                                   ---------    ---------    -----------    ---------    --------    ---------    -----------

Net realized gains (losses) from
       securities transactions          (168)      57,933         73,632          723      (2,666)           0        129,454
                                   ---------    ---------    -----------    ---------    --------    ---------    -----------

Net unrealized appreciation/
      depreciation
      of investments:
      Beginning of period            (27,750)     217,246        134,474        7,963      (5,763)           0        326,170
      End of period                  (41,847)     703,214        970,902       63,650      (4,451)           0      1,691,468
                                   ---------    ---------    -----------    ---------    --------    ---------    -----------

Change in net unrealized
   appreciation/depreciation
   of investments:                   (14,097)     485,968        836,428       55,687       1,312            0      1,365,298
                                   ---------    ---------    -----------    ---------    --------    ---------    -----------

Increase in net assets from
       operations                  $  75,845    $ 952,873    $ 1,347,924    $ 149,745    $ 20,996    $  11,006    $ 2,558,389
                                   =========    =========    ===========    =========    ========    =========    ===========


                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT TWO
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 August 31, 1997


                                                                                               U.S.
                                   International    Capital     Growth and       Asset      Government    Money
                                       Equity       Growth        Income      Allocation     Income       Market
                                    Portfolio      Portfolio     Portfolio     Portfolio    Portfolio    Portfolio       TOTAL
                                    -----------   -----------   -----------   -----------   ---------   -----------   ------------
INCREASE (DECREASE) IN NET
   ASSETS:
From operations:
   Net investment income            $    90,110   $   408,972   $   437,864   $    93,335   $  22,350   $    11,006   $  1,063,637
   Net realized gains (losses)
      from securities transactions         (168)       57,933        73,632           723      (2,666)            0        129,454
   Change in net unrealized
      appreciation/depreciation
      of investments                    (14,097)      485,968       836,428        55,687       1,312             0      1,365,298
                                    -----------   -----------   -----------   -----------   ---------   -----------   ------------

      Increase in net assets
        from operations                  75,845       952,873     1,347,924       149,745      20,996        11,006      2,558,389
                                    -----------   -----------   -----------   -----------   ---------   -----------   ------------

From capital transactions:
   Net proceeds from units sold         504,183     1,137,748     1,423,039       353,722     198,217     1,709,742      5,326,651
   Cost of units redeemed               (74,690)     (154,134)     (274,879)      (26,111)    (15,974)      (79,837)      (625,625)
   Net transfers                        103,534       (98,486)      471,671       139,144     (13,635)       (8,653)       593,575
                                    -----------   -----------   -----------   -----------   ---------   -----------   ------------

      Increase in net assets
        from capital transactions       533,027       885,128     1,619,831       466,755     168,608     1,621,252      5,294,601
                                    -----------   -----------   -----------   -----------   ---------   -----------   ------------

Increase in net assets                  608,872     1,838,001     2,967,755       616,500     189,604     1,632,258      7,852,990
Net assets at beginning of period       950,283     3,239,192     2,976,870       491,705     238,450       142,339      8,038,839
                                    -----------   -----------   -----------   -----------   ---------   -----------   ------------

Net assets at end of period         $ 1,559,155   $ 5,077,193   $ 5,944,625   $ 1,108,205   $ 428,054   $ 1,774,597   $ 15,891,829
                                    ===========   ===========   ===========   ===========   =========   ===========   ============

ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
Units sold                               44,083        74,988        96,679        27,174      17,751       158,314
Units redeemed                           (6,315)       (9,453)      (16,462)       (1,938)     (1,426)       (7,392)
Units transferred                         8,876        (7,846)       32,330        10,236      (1,203)         (737)
                                    -----------   -----------   -----------   -----------   ---------   -----------

Increase in units outstanding            46,644        57,689       112,547        35,472      15,122       150,185
Beginning units                          87,008       232,242       227,688        40,986      22,094        13,593
                                    -----------   -----------   -----------   -----------   ---------   -----------

Ending units                            133,652       289,931       340,235        76,458      37,216       163,778
                                    ===========   ===========   ===========   ===========   =========   ===========


                 See accompanying notes to financial statements

                          VARIABLE ANNUITY ACCOUNT TWO
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 August 31, 1996


                                                                                                 U.S.
                                         International  Capital     Growth and      Asset     Government   Money
                                            Equity      Growth         Income     Allocation    Income     Market
                                          Portfolio    Portfolio     Portfolio    Portfolio   Portfolio   Portfolio      TOTAL
                                          ---------   -----------   -----------   ---------   ---------   ---------   -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)           $  (1,073)  $     8,490   $    16,581   $   1,921   $   7,390   $   6,158   $    39,467
   Net realized gains (losses)
    from securities transactions               (155)        3,204           452          17        (797)          0         2,721
   Change in net unrealized
     appreciation/depreciation
     of investments                         (29,000)      198,100       118,612       7,072      (5,689)          0       289,095
                                          ---------   -----------   -----------   ---------   ---------   ---------   -----------

      Increase (decrease) in net
       assets from operations               (30,228)      209,794       135,645       9,010         904       6,158       331,283
                                          ---------   -----------   -----------   ---------   ---------   ---------   -----------

From capital transactions:
   Net proceeds from units sold             911,643     2,112,357     2,089,033     430,408     182,585     536,384     6,262,410
   Cost of units redeemed                    (1,783)      (17,054)       (8,350)     (1,406)     (5,044)       (759)      (34,396)
   Net transfers                             31,905       556,165       252,360      25,685      16,882    (682,307)      200,690
                                          ---------   -----------   -----------   ---------   ---------   ---------   -----------

      Increase (decrease) in
        net assets from capital
        transactions                        941,765     2,651,468     2,333,043     454,687     194,423    (146,682)    6,428,704
                                          ---------   -----------   -----------   ---------   ---------   ---------   -----------

Increase (decrease) in net assets           911,537     2,861,262     2,468,688     463,697     195,327    (140,524)    6,759,987
Net assets at beginning of period            38,746       377,930       508,182      28,008      43,123     282,863     1,278,852
                                          ---------   -----------   -----------   ---------   ---------   ---------   -----------

Net assets at end of period               $ 950,283   $ 3,239,192   $ 2,976,870   $ 491,705   $ 238,450   $ 142,339   $ 8,038,839
                                          =========   ===========   ===========   =========   =========   =========   ===========

ANALYSIS OF INCREASE (DECREASE) IN UNITS
   OUTSTANDING:
Units sold                                   80,739       156,646       163,491      36,320      16,927      52,304
Units redeemed                                 (160)       (1,298)         (657)       (119)       (464)        (74)
Units transferred                             2,846        44,928        20,281       2,230       1,589     (66,652)
                                          ---------   -----------   -----------   ---------   ---------   ---------

Increase (decrease) in units outstanding     83,425       200,276       183,115      38,431      18,052     (14,422)
Beginning units                               3,583        31,966        44,573       2,555       4,042      28,015
                                          ---------   -----------   -----------   ---------   ---------   ---------

Ending units                                 87,008       232,242       227,688      40,986      22,094      13,593
                                          =========   ===========   ===========   =========   =========   =========


                 See accompanying notes to financial statements

                          VARIABLE ANNUITY ACCOUNT TWO
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

1.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Variable Annuity Account Two of Anchor National Life Insurance Company (the "Separate Account") is a segregated investment account of Anchor National Life Insurance Company (the "Company"). The Company is an indirect, wholly owned subsidiary of SunAmerica Inc. The Separate Account is registered as a segregated unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

        The Separate Account is composed of six variable portfolios (the "Variable Accounts"). Each of the Variable Accounts is invested solely in the shares of a designated portfolio of the Mutual Fund Variable Annuity Trust (the "Trust"). The Trust is a diversified, open-end investment company, which retains an investment adviser to assist in the investment activities of the Trust. The participant may elect to have payments allocated to any of five guaranteed-interest funds of the Company (the "General Account"), which are not a part of the Separate Account. The financial statements include balances allocated by the participant to the six Variable Accounts and do not include balances allocated to the General Account.

        The Variable Accounts became initially available for sale on March 1, 1995. The inception dates for the six individual funds were as follows:
        March 13, 1995 for the International Equity, Capital Growth, Growth and Income and Asset Allocation funds; June 2, 1995 for the Money Market fund; and July 13, 1995 for the U.S. Government Income fund.

        The investment objectives and policies of the six portfolios of the Trust are summarized below:

        The INTERNATIONAL EQUITY PORTFOLIO seeks total return on assets from long-term growth of capital and from income. This portfolio invests primarily in a broad selection of marketable equity securities of established foreign companies and foreign subsidiaries of U.S. companies participating in foreign economies.

        The CAPITAL GROWTH PORTFOLIO seeks long-term capital growth. This portfolio invests in a diversified selection of common stocks of domestic and foreign issuers with small to medium capitalizations.

                          VARIABLE ANNUITY ACCOUNT TWO
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

1.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

        The GROWTH AND INCOME PORTFOLIO seeks long-term capital appreciation and dividend income. This portfolio invests primarily in a broad selection of domestic and foreign common stocks, particularly stocks that are judged to be undervalued by the market.

        The ASSET ALLOCATION PORTFOLIO seeks maximum total return through a combination of long-term growth of capital and current income. This portfolio invests in a diversified selection of equity and debt securities, including common stocks, convertible securities and government and corporate fixed-income obligations, whose relative proportions may be altered from time to time, depending on the judgment of the adviser.

        The U.S. GOVERNMENT INCOME PORTFOLIO seeks monthly dividends and protection of the value of an investor's investment. This portfolio invests at least 65% of its assets in debt obligations that are backed by the U.S. government.

        The MONEY MARKET PORTFOLIO seeks maximum current income consistent with preservation of capital and maintenance of liquidity through investments in U.S. dollar denominated commercial paper, obligations of foreign governments, obligations issued or guaranteed by U.S. banks, and securities issued by the U.S. government, its agencies or its instrumentalities, and repurchase agreements.

        Purchases and sales of shares of the portfolios of the Trust are valued at the net asset values of the shares on the date the shares are purchased or sold. Dividends and capital gains distributions are recorded when received. Realized gains and losses on the sale of investments in the Trust are recognized at the date of sale and are determined on an average cost basis.

        Accumulation unit values are computed daily based on the total net assets of the Variable Accounts.

2.      CHARGES AND DEDUCTIONS

        Charges and deductions are applied against the current value of the Separate Account and are paid as follows:

                          VARIABLE ANNUITY ACCOUNT TWO
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

2.      CHARGES AND DEDUCTIONS (continued)

        WITHDRAWAL CHARGE: The contract value may be withdrawn at any time during the accumulation period. Purchase payments that are no longer subject to the withdrawal charge and not previously withdrawn and earnings in the contract may be withdrawn free of withdrawal charges at any time. In addition, there is a free withdrawal amount for the first withdrawal during a contract year after the first contract year. The free withdrawal amount is the greater of earnings in the contract or 10% of the purchase payments made more than one year prior to the date of withdrawal that remain subject to the withdrawal charge and that have not previously been withdrawn. Should a withdrawal exceed the free withdrawal amount, a withdrawal charge, in certain circumstances, is imposed and paid to the Company.

        Withdrawal charges vary in amount depending upon the number of years since the purchase payment being withdrawn was made. The withdrawal charge is deducted from the remaining contract value so that the actual reduction in contract value as a result of the withdrawal will be greater than the withdrawal amount requested and paid. For purposes of determining the withdrawal charge, withdrawals will be allocated first to investment income, if any (which may generally be withdrawn free of a withdrawal charge), and then to purchase payments on a first-in, first-out basis so that all withdrawals are allocated to purchase payments to which the lowest (if any) withdrawal charge applies.

        Any amount withdrawn which exceeds a free withdrawal may be subject to a withdrawal charge in accordance with the withdrawal charge table shown below:


Years since Purchase                           Applicable Withdrawal
      Payment                                    Charge Percentage
--------------------                           ---------------------
First                                                  6%
Second                                                 6%
Third                                                  5%
Fourth                                                 5%
Fifth                                                  4%
Sixth                                                  3%
Seventh                                                2%
Eighth and beyond                                      0%

                          VARIABLE ANNUITY ACCOUNT TWO
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

2.      CHARGES AND DEDUCTIONS (continued)

        CONTRACT ADMINISTRATION CHARGE: An annual contract administration charge of $30 is charged against each contract, which reimburses the Company for expenses incurred in establishing and maintaining records relating to a contract. The contract administration charge will be assessed on each anniversary of the issue date of the contract prior to the date when annuity payments begin. In the event that a total surrender of contract value is made, the charge will be assessed as of the date of surrender without proration.

        TRANSFER FEE: A transfer fee of $25 ($10 in Pennsylvania and Texas) is assessed on each transfer of funds in excess of fifteen transactions within a contract year.

        PREMIUM TAXES: Premium taxes or other taxes payable to a state or other governmental entity will be charged against the contract values. Some states assess premium taxes at the time purchase payments are made; others assess premium taxes at the time annuity payments begin. The Company currently intends to deduct premium taxes at the time of surrender, upon death of the participant or upon annuitization; however, it reserves the right to deduct any premium taxes when incurred. Premium taxes generally range from 0% to 3.5%.

        MORTALITY AND EXPENSE RISK CHARGE: The Company deducts mortality and expense risk charges, which total to an annual rate of 1.25% of the net asset value of each portfolio, computed on a daily basis. The mortality risk charge is compensation for the mortality risks assumed by the Company from its contractual obligations to make annuity payments after the contract has annuitized for the life of the annuitant, to waive the withdrawal charge in the event of the death of the participant and to provide a death benefit if the participant dies prior to the date annuity payments begin. The expense risk charge is compensation for the risk assumed by the Company that the cost of administering the contracts will exceed the amount received from the contract administration charge.

        DISTRIBUTION EXPENSE CHARGE: The Company deducts a distribution expense charge at an annual rate of 0.15% of the net asset value of each portfolio, computed on a daily basis. The distribution expense charge is designed to compensate the Company for assuming the risk that the cost of distributing the contracts will exceed the revenues from the withdrawal charge.

                          VARIABLE ANNUITY ACCOUNT TWO
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

2.      CHARGES AND DEDUCTIONS (continued)

        SEPARATE ACCOUNT INCOME TAXES: The Company currently does not maintain a provision for taxes, but has reserved the right to establish such a provision for taxes in the future if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account.

3.      INVESTMENT IN MUTUAL FUND VARIABLE ANNUITY TRUST

        The aggregate cost of the Trust's shares acquired and the aggregate proceeds from shares sold during the year ended August 31, 1997 consist of the following:


                                    Cost of Shares  Proceeds from
    Variable Account                   Acquired      Shares Sold
                                      ----------      --------
International Equity Portfolio        $  727,569      $104,432

Capital Growth Portfolio               1,968,382       674,283

Growth and Income Portfolio            2,663,070       605,375

Asset Allocation Portfolio               616,749        56,659

U.S. Government Income Portfolio         272,774        81,814

Money Market Portfolio                 2,376,922       744,664
                                      ==========      ========

4.      FEDERAL INCOME TAXES

        The Company qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the "Code"). The operations of the Separate Account are part of the total operations of the Company and are not taxed separately. The Separate Account is not treated as a regulated investment company under the Code.

                      PART C - OTHER INFORMATION

Item 24.     Financial Statements and Exhibits
----------------------------------------------

(a)    Financial Statements
---------------------------


        The following financial statements are included in Part A of the Registration Statement:

        Consolidated Financial Statements of Anchor National Life
        Insurance Company

        The following financial statements are included in Part B of the Registration Statement:

               Financial Statements of Variable Annuity Account Two


(b)     Exhibits
----------------


(1)     Resolutions Establishing Separate Account...... Filed Herewith
(2)     Custody Agreements............................. Not Applicable
(3)     (a) Form of Distribution Contract.............. Filed Herewith
        (b) Selling Agreement.......................... Filed Herewith
(4)     Variable Annuity Contract...................... Filed Herewith
(5)     Application for Contract....................... Filed Herewith
(6)     Depositor - Corporate Documents
        (a)    Certificate of Incorporation...........  Filed Herewith
        (b)    By-Laws................................  Filed Herewith
(7)     Reinsurance Contract........................... Not Applicable
(8)     Fund Participation Agreement................... Filed Herewith
(9)     Opinion of Counsel............................. Filed Herewith
        Consent of Counsel............................. Filed Herewith
(10)    Consent of Independent Accountants............. Filed Herewith
(11)    Financial Statements Omitted from Item 23...... None
(12)    Initial Capitalization Agreement............... Not Applicable
(13)    Performance Computations....................... Not Applicable
(14)    Diagram and Listing of All Persons Directly
        or Indirectly Controlled By or Under Common
        Control with Anchor National Life Insurance
        Company, the Depositor of Registrant........... Filed Herewith
(15)    Powers of Attorney............................. Previously Filed
(27)    Financial Data Schedules....................... Filed Herewith


Item 25.  Directors and Officers of the Depositor
-------------------------------------------------

        The officers and directors of Anchor National Life Insurance Company are listed below. Their principal business address is 1 SunAmerica Center, Los Angeles, California 90067-6022, unless otherwise noted.


Name                                Position
----                                --------
Eli Broad                    Chairman, President and
                             Chief Executive Officer
Jay S. Wintrob               Director and Executive Vice President
Joseph M. Tumbler            Director and Executive Vice President
Peter McMillan               Director
James R. Belardi             Director and Senior Vice President
Lorin M. Fife                Director, Senior Vice President,
                             General Counsel and Assistant
                             Secretary
Susan L. Harris              Director, Senior Vice President
                             and Secretary
Jana W. Greer                Director and Senior Vice President
Scott L. Robinson            Director and Senior Vice President
James W. Rowan               Director and Senior Vice President
N. Scott Gillis              Senior Vice President and Controller

Edwin R. Reoliquio           Senior Vice President and Chief Actuary
Victor E. Akin               Senior Vice President
Scott H. Richland            Vice President and Treasurer
J. Franklin Grey             Vice President
Keith B. Jones               Vice President
Michael Lindquist            Vice President
Edward P. Nolan*             Vice President
Greg Outcalt                 Vice President


------------------
* 88 Bradley Road, P.O. Box 4005, Woodbridge, Connecticut 06525

Item 26.  Persons Controlled By or Under Common Control With Depositor or
-------------------------------------------------------------------------
Registrant
----------

        The Registrant is a separate account of Anchor National Life Insurance Company (Depositor). For a complete listing and diagram of all persons directly or indirectly controlled by or under common control with the Depositor or Registrant, see Exhibit 14 which is incorporated herein by reference.


Item 27.   Number of Contract Owners
------------------------------------


 As of August 31, 1997, there were 141 owners of Qualified Contracts and 241 owners of Non-Qualified Contracts.


Item 28.  Indemnification
-------------------------

        None.


Item 29.   Principal Underwriter
--------------------------------



        Vista Fund Distributors, Inc. serves as distributor to the Registrant. Its principal business address is One Chase Manhattan Plaza, New York, New York 10081. The following are the directors and officers of Vista Fund Distributors, Inc.


        Name                        Position with Distributor
        ----                        -------------------------
        Lynn J. Mangum              Chairman
        Lee W. Schultheis           President
        Irimga McKay                Vice President
        Michael Burns               Vice President/Compliance
        William Blundin             Vice President
        Dennis Sheehan              Vice President
        Annamaria Porcaro           Assistant Secretary
        Robert Tuch                 Assistant Secretary
        Stephen Mintos              Executive Vice President
        George Martinez             Senior Vice President
        Dale Smith                  Vice President/CFO

             Net Distribution     Compensation on
Name of       Discounts and        Redemption or    Brokerage
Distributor     Commissions        Annuitization   Commissions  Commissions*
-----------    -------------       -------------   -----------  -----------
Vista Fund        None               None            None        None
Distributors,
Inc.
--------------------
*Distribution fee is paid by Anchor National Life Insurance Company.

Item 30.   Location of Accounts and Records
--------------------------------------------

        Anchor National Life Insurance Company, the Depositor for the Registrant, is located at 1 SunAmerica Center, Los Angeles, California 90067-6022. Vista Fund Distributors, Inc., the distributor of the Contracts, is located at 101 Park Avenue, New York, New York 10178. Each maintains those accounts and records required to be maintained by it pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

        State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02100, maintains certain accounts and records pursuant to the instructions of the Registrant.


Item 31.  Management Services
-----------------------------

        Not Applicable.


Item 32.  Undertakings
----------------------

        Registrant undertakes to (1) file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted; (2) include either (A) as part of any application to purchase a Contract offered by the prospectus forming a part of the Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (B) a postcard or similar written communication affixed to or included in the Prospectus that the Applicant can remove to send for a Statement of Additional Information; and (3) deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.


     Further, Registrant undertakes to deduct fees and charges under the contract which, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.


Item 33.  Representation
------------------------

        The Company hereby represents that it is relying upon a No-Action Letter issued to the American Council of Life Insurance dated November 28, 1988 (Commission ref. IP-6-88) and that the following provisions have been complied with:

1. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

2. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;

3. Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by
        Section 403(b)(11) to the attention of the potential participants;

4. Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his contract value.

                                   SIGNATURES

        As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Los Angeles, and the State of California, on this 19th day of December, 1997.

                      VARIABLE ANNUITY ACCOUNT TWO
                             (Registrant)

                      By: ANCHOR NATIONAL LIFE INSURANCE COMPANY
                             (Depositor)

                      By:   /s/ JAY S. WINTROB
                         ----------------------------------------
                             Jay S. Wintrob
                            Executive Vice President


                      By: ANCHOR NATIONAL LIFE INSURANCE COMPANY
                          (Depositor, on behalf of itself and Registrant)

                      By:   /s/ JAY S. WINTROB
                         ----------------------------------------
                             Jay S. Wintrob
                            Executive Vice President


        As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacity and on the dates indicated.

SIGNATURE             TITLE                        DATE

ELI BROAD*            President, Chief
--------------------  Executive Officer and
Eli Broad             Chairman  of the Board
                      (Principal Executive
                          Officer)


SCOTT L. ROBINSON*    Senior Vice President
--------------------      and Director
Scott L. Robinson     (Principal Financial
                            Officer)


SCOTT GILLIS*         Senior Vice President
--------------------      and Controller
N. Scott Gillis       (Principal Accounting
                          Officer)


JAMES R. BELARDI*         Director
--------------------
James R. Belardi


LORIN M. FIFE*            Director
--------------------
Lorin M. Fife


JANA W. GREER*            Director
--------------------
Jana W. Greer


/s/ SUSAN L. HARRIS       Director                 December 19, 1997
--------------------
Susan L. Harris


PETER MCMILLAN*           Director
--------------------
Peter McMillan


JAMES W. ROWAN*           Director
--------------------
James W. Rowan


JOSEPH M. TUMBLER*        Director
---------------------
Joseph M. Tumbler


JAY S. WINTROB*           Director
--------------------
Jay S. Wintrob

* By: /s/ SUSAN L. HARRIS    Attorney-in-Fact
     ---------------------
        Susan L. Harris

Date:  December 19, 1997

                      EXHIBIT INDEX


Exhibit        Description
-------        -----------

(1)            Resolutions Establishing Separate Account

(3)            (a) Form of Distribution Contract
               (b) Selling Agreement

(4)            Variable Annuity Contract

(5)            Application for Contract

(6)            (a) Certificate of Incorporation
               (b) By-Laws

(8)            Fund Participation Agreement

(9)            Opinion of Counsel
               Consent of Counsel

(10)           Consent of Independent Accountants

(14) Diagram and Listing of All Persons Directly or Indirectly Controlled By or Under Common Control with Anchor National Life Insurance Company, the Depositor of Registrant

(27)           Financial Data Schedules